Registration No. 2-89905-01

Registration No. 811-21886

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 41	/ X /
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	/ /

Amendment No. 25	/ X /

(Check appropriate box or boxes.)

NML VARIABLE ANNUITY ACCOUNT C

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin		53202
(Address of Depositor’s Principal Executive Offices)		(Zip Code	)
Depositor’s Telephone Number, including Area Code	414-271-1444

Raymond J. Manista, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Michael J. Mazza, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-2052

Approximate Date of Proposed Public Offering         Continuous

It is proposed that this filing will become effective (check appropriate space)

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2014 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in Group Combination Annuity Contracts

Prospectus

May 1, 2014

Group Combination Annuity

Issued by The Northwestern Mutual Life Insurance Company

and NML Variable Annuity Account C

This prospectus describes an unallocated Group Combination Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts. You may choose to invest your Net Purchase Payments on a variable, fixed, or a combination thereof on a tax-deferred basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:

Variable Options

Northwestern Mutual Series Fund, Inc.	Fidelity® Variable Insurance Products
Growth Stock Portfolio	VIP Mid Cap Portfolio
Focused Appreciation Portfolio	VIP Contrafund® Portfolio
Large Cap Core Stock Portfolio
Large Cap Blend Portfolio
Index 500 Stock Portfolio	Neuberger Berman Advisers Management Trust
Large Company Value Portfolio	Socially Responsive Portfolio
Domestic Equity Portfolio
Equity Income Portfolio
Mid Cap Growth Stock Portfolio	Russell Investment Funds
Index 400 Stock Portfolio	Multi-Style Equity Fund
Mid Cap Value Portfolio	Aggressive Equity Fund
Small Cap Growth Stock Portfolio	Global Real Estate Securities Fund
Index 600 Stock Portfolio	Non-U.S. Fund
Small Cap Value Portfolio	Core Bond Fund
International Growth Portfolio
Research International Core Portfolio
International Equity Portfolio	Russell Investment Funds LifePoints® Variable Target Portfolio Series
Emerging Markets Equity Portfolio
Money Market Portfolio	Moderate Strategy Fund
Short-Term Bond Portfolio	Balanced Strategy Fund
Select Bond Portfolio	Growth Strategy Fund
Long-Term U.S. Government Bond Portfolio	Equity Growth Strategy Fund
Inflation Protection Portfolio
High Yield Bond Portfolio
Multi-Sector Bond Portfolio	Credit Suisse Trust
Balanced Portfolio	Commodity Return Strategy Portfolio
Asset Allocation Portfolio

Fixed Options

Guaranteed Return Fund (in 1-, 3-, and 5-year durations)

The Contract (including the fixed options) and the variable options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. You could lose all the money you invest in this Contract. All contractual guarantees (including the fixed options) are contingent upon the claims-paying ability of the Company.

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold. Our Distributor may limit sales of the Contract to certain government entities and government entity plans.

More information about the Contract and NML Variable Annuity Account C (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated May 1, 2014, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. The table of contents for the SAI is at the end of this prospectus. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI send a written request to Northwestern Mutual, Life and Annuity Products Department, Room 2E450, 720 East Wisconsin Avenue, Milwaukee, WI 53202. Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room’s operation, call the SEC at 1-202-551-8090.

Contents of this Prospectus

This prospectus describes only the Separate Account and the variable provisions of the Contracts, except where there are specific references to the fixed provisions.

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit—An accounting unit of measure representing the Contract value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant—A Participant in the Plan or Trust who has been named to receive Annuity Payments in accordance with the provisions of the Plan or Trust.

Annuity Payments—Money we pay pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a variable income plan; (2) a fixed income plan; or (3) in cash.

Annuity Unit—An accounting unit of measure representing the actuarial value of an interest in a variable income plan, after the date on which Annuity Payments begin, in one or more Divisions of the Separate Account.

Certificate—A document issued to an Annuitant describing the benefits to be received under the Contract. A Certificate will also include beneficiary provisions.

Contract—The agreement between you and us described in this variable annuity prospectus.

Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company, or as a unit investment trust, or is not required to be registered under the Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Guaranteed Return Fund—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a term of a specified duration (called a “Guaranteed Period”).

Income Plan—An optional method of receiving the death benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan”.

Market Value Adjustment—An amount that may be credited (or charged) upon a withdrawal from a Guaranteed Return Fund before the end of a Guaranteed Period.

Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the employer, a custodian, or trustee.

Penalty Tax—If premature payment of benefits are made under an Annuity Contract, a penalty tax may be incurred. (See “Taxation of Contract Benefits.”)

Plan—The document(s) under which the benefits provided by this Contract are distributed to the individual employees or plan participants. The term includes any trust, custodial, or other document providing for the funding of Plan benefits.

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.

Withdrawal Amount—The value of the Accumulation Units which you are permitted to withdraw pursuant to the terms of the Contract. Withdrawal Amounts may be subject to short-term trading fees charged by Portfolios and Market Value Adjustments applied to withdrawals from a Guaranteed Return Fund.

This prospectus describes two versions of the Group Combination Annuity contract: a front-load version (in which a sales charge is assessed when purchase payments are made) and a simplified-load version (in which no sales charge is assessed).

Account C Prospectus	1

Fee and Expense Tables

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. On the left side of the tables below we show the fees and expenses you will pay at the time that you buy or surrender the Contract. On the right side of these tables we show the fees and expenses that you will pay periodically during the time that you own the Contract, not including the annual operating expenses of the Portfolios (the range of which is shown in the table that follows). Other administrative charges may apply during the Annuity period. (See “Transfers Between Divisions”.) We may also charge for state premium tax deductions (although such a charge is not being assessed at the present).

Front-Load Contract (in which a sales charge is assessed when purchase payments are made)

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments)
Maximum Sales Load	4.5%
Installation Fee	None
Transfer Fee	None

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees[1]	1.00%
Other Expenses	None

Total Maximum Separate Account Annual Expenses[1]	1.00%
Current Mortality and Expense Risk Fees[1]	0.65%
Other Expenses	None

Total Current Separate Account Annual Expenses[1]	0.65%

Annual Contract Fee
$150; waived if the Contract Value equals or exceeds $25,000

Simplified-Load Contract (in which a one-time sales charge is assessed)

Transaction Expenses for Contract Owners (as a percentage of purchase payments)
Maximum Sales Load	None
Installation Fee	$750
Transfer Fee	None

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees[1]	1.50%
Other Expenses	None

Total Maximum Separate Account Annual Expenses[1]	1.50%
Current Mortality and Expense Risk Fees[1]	1.25%
Other Expenses	None

Total Current Separate Account Annual Expenses[1]	1.25%

Annual Contract Fee
$150; waived if the Contract Value equals or exceeds $25,000

[1]	We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to raise the mortality and expense risk fees to a maximum annual rate of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the Contract with respect to the maximum annual rate for the mortality and expense risk fees as well as other Contract terms. (See “Amendments and Termination.”)

2	Account C Prospectus

Range of Total Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2013. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.22%	1.46%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.22%	1.40%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2013. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio operating expenses would have ranged from a minimum of 0.22% to a maximum of 1.40%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and the fees and expenses of the underlying Portfolios. The Examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum as well as the minimum fees and expenses of the underlying Portfolios as set forth in the Range of Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

Examples

Front-Load Contract

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$658	$1,154	$1,675	$3,098
Minimum Total Annual Portfolio Operating Expenses	$569	$820	$1,090	$1,861

Simplified-Load Contract

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$275	$893	$1,536	$3,263
Minimum Total Annual Portfolio Operating Expenses	$182	$548	$940	$2,036

Note: The purchase payments for either a front-load Contract or a simplified-load Contract must reach a total minimum amount of $25,000 during the first Contract year. The installation fee of $750 is divided between the funds for the simplified-load fee table. The numbers above must be multiplied by 2.5 to find the expenses for a front-load Contract or a simplified-load Contract of this minimum size.

The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments. See “Deductions” for additional information about expenses for the Contracts. The expense numbers shown in the tables reflect the maximum mortality and expense risk charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying Funds and the assessment of variable account charges, which may vary from contract to contract. (For more information on the calculation of underlying account values, see “Application of Purchase Payments.”) Please refer to Appendix A of this prospectus for information regarding the historical Accumulation Unit Values.

Account C Prospectus	3

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to Contract value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Life and Annuity Products Department, Room 2E450, 720 East

Wisconsin Avenue, Milwaukee, WI 53202, or use the coupon provided at the back of this Prospectus. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets were over $217 billion as of December 31, 2013. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

In addition to your fixed account allocations, General Account assets are used to guarantee the payment of certain benefits under the Contracts. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the NML Variable Annuity Account C (the “Separate Account”) on July 22, 1970 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

You may allocate the money you invest under your Contract among the variable and fixed options (if available in your state) described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:

•	Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

4	Account C Prospectus

•	Invest current and future assets of a Division in securities of another Fund as a substitute for shares of a Fund already purchased or to be purchased.

•	Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.

•	Create new separate accounts.

•	Combine the Separate Account with any other separate account.

•	Transfer the assets and liabilities of the Separate Account to another separate account.

•	Transfer cash from time to time between the Company’s general account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.
•	Transfer assets of the Separate Account in excess of reserve requirements applicable to Contracts supported by the Separate Account to the Company’s General Account.

•	Add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account.

•	Terminate and/or liquidate the Separate Account.

•	Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

•	Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

The Investment Options

The Contract offers a variety of variable and fixed investment options for you to choose. The amounts invested in the variable options are not guaranteed, and because both your principal and any return on your investment are subject to market risk, you can lose your money. The amounts invested in the fixed options earn interest for a specified period at a rate we declare from time to time; the principal and interest rate are guaranteed by the Company and are subject to the claims-paying ability of the Company.

Variable Options

The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; the Russell Investment Funds; and the Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

You may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest. Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc.    The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund, Inc. is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Portfolios. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees a number of asset management firms under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Northwestern Mutual Series Fund, Inc. for more information.

Account C Prospectus	5

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	The Boston Company Asset Management, LLC
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	Fayez Sarofim & Co.
Large Cap Blend Portfolio	Long-term growth of capital and income	Fiduciary Management, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Delaware Investments Fund Advisers, a series of Delaware Management Business Trust
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	William Blair & Company, L.L.C.
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Stock Price Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company, LLP
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital; any income realized will be incidental	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation**	N/A
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

*	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
**	High yield bonds are commonly referred to as junk bonds.

6	Account C Prospectus

Fidelity® Variable Insurance Products    The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (“FMR”). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Neuberger Berman Advisers Management Trust    The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s financial criteria and social policy	Neuberger Berman, LLC

Russell Investment Funds    The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation.
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	High current income and moderate long term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Credit Suisse Trust    The Commodity Return Strategy Portfolio is a series of Credit Suisse Trust. The Separate Account buys shares of the Portfolio, the investment adviser for which is Credit Suisse Asset Management, LLC.

Portfolio	Investment Objective
Commodity Return Strategy Portfolio	Total Return

Payments We Receive    We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Account C Prospectus	7

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates which is generally a positive factor when selecting Portfolios. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Contract. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Contracts and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions    Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Net Purchase Payments among the Divisions or transfer Accumulation Units from one Division to another at any time. After the effective date of a variable Income Plan, the Annuitant may transfer Annuity Units from one Division to another. Changes in allocation and transfers are made based on the valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of a written request at our Home Office, provided it is in good order, or on a future specified date. “Good order” means that the request is complete and accurate and all applicable requirements are satisfied. If such a request is received before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), the request will receive same-day pricing. If we receive such a request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE.

We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. You may transfer Accumulation or Annuity Units among the Divisions up to twelve times in a Contract year. We may set waiting periods for transfers of Annuity Units.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the securities markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio in which a Division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers. See the attached prospectuses for the Funds for more information about their frequent trading policies. We will assist the Funds in the implementation of their policies. After the effective date of a variable Income Plan which includes the right of withdrawal, a payee may transfer the Withdrawal Value to any other Income Plan. An administrative charge may apply.

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken with respect to individual accounts to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a

8	Account C Prospectus

Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two or more such round trip transfers within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. An investor who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in future allocations. Once a contract is restricted, we will allow one additional transfer into the Money Market Division until the next Contract anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a

Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. In addition, although we are unable to monitor trading activity by individual participants in omnibus accounts established under group Annuity Contracts, we do request that Contract Owners take steps that are reasonably designed to discourage individual participants from market timing.

Fixed Options

During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts, provided they are available in your state and under your Contract. To find out if a Guaranteed Return Fund Account is available in your state, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

The Guaranteed Return Fund Accounts

General    During the Accumulation phase of the Contract, the Owner of a Series NN contract may invest on a fixed basis in the following Guaranteed Return Fund (“GRF”) accounts of different durations, provided they are available in your state: a 1-year GRF, a 3-year GRF, and a 5-year GRF. The sum of all the Accumulation Values of all the GRF Accounts in a given contract may not exceed the GRF Accounts Maximum as shown in the Contract. To find out if a particular GRF is available, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

Interest Rates    Assets deposited into a GRF earn the interest rate effective on the date of the deposit. Interest rates are set as follows: For contract amounts of more than $1 million, interest rates are set daily. For amounts of $1 million or less, interest rates are set Friday of each week and apply to contributions received during the following week.

Account C Prospectus	9

Interest rate bands for the simplified-load contracts are as follows:

Contract Size		Interest Rate
At Least	But less than...
0	$125,000	Base Rate
$125,000	$500,000	Base Rate + 0.20%
$500,000	$1,000,000	Base Rate + 0.40%
$1,000,000	$1,500,000	Base Rate + 0.60%
$1,500,000		Base Rate + 0.80%

Interest rate bands for the front-load contracts are shown below.

Contract Size		Interest Rate
At Least	But less than...
0	$1,500,000	Base Rate
$1,500,000		Base Rate + 0.10%

Maturity Dates    GRF Maturity Dates are quarterly and are set in accordance with the plan year end date. The table below shows several examples:

If the Plan Year End Date is...	Example	The Maturity Dates are...
The first day of the month	01/01	01/01 04/01 07/01 10/01
The last day of the month	03/31 or 06/30	03/31 06/30 09/30 12/31
Neither the first nor the last day of the month	01/10	01/10 04/10 07/10 10/10

If, for example, the plan trustees of a calendar-year plan select a 1-year GRF and make monthly deposits in January, February, and March 2014, all the deposits will mature on March 31, 2015. Thus, the rate guarantee for a specific deposit into a 1-year GRF will be effective for 12-15 months (the “Guaranteed Period”). This same process is used to determine the Guarantee Periods for all GRFs. In those cases where the plan year end changes, maturities for subsequent purchase payments will be based on the new plan year end date. Maturity Dates established under the previous plan year end date will remain. In those cases, there may be more than four Maturity Dates in a year.

Options at Maturity     When assets invested in a GRF mature, we transfer the funds pursuant to the direction of the Owner/Trustee. If the Owner/Trustee has so indicated on the Group Pension Annuity application, the assets will renew in the same GRF or be transferred to the Money Market Investment Division. If the application contains no such direction, and if the Owner/Trustee has not properly instructed us before the Maturity Date to transfer the funds to different investment Division(s), we will send a GRF Maturity Letter to the Owner/Trustee approximately thirty days before the Maturity Date notifying him/her that the GRF assets are due to mature and giving notice of what will happen unless we are provided with other instructions. If we are in receipt of no instructions, the assets will be transferred to the Money Market Investment Division.

Market Value Adjustment    A Market Value Adjustment (“MVA”) may be assessed (or credited) on transfers or withdrawals from a GRF (of any duration) prior to the Maturity Date or before the end of Guarantee Period. The amount of the MVA may be positive or negative, but in all events is the difference between the interest rate credited to a new deposit (with a Guarantee Period equal to the original length of the Guarantee Period of the amount being transferred or withdrawn) and the interest rate credited to the amount being transferred or withdrawn, multiplied by the number of years to maturity of the amount withdrawn. MVAs are generally not assessed in the following circumstances: (1) a withdrawal or transfer made within 30 (thirty) days of maturity; (2) when contracts are settled to a life income plan; or (3) when the withdrawal is used to pay a plan benefit under a defined contribution plan (e.g., payments upon a bona fide retirement, disability, death, or termination of employment). Reasonable proof that these provisions have been met must be provided to the Company upon request.

In no event will the MVA decrease the amount transferred or withdrawn by more than a proportionate allocation of the excess, if any, of the interest credited to a GRF since the beginning of the Guaranteed Period in which such amount is transferred or withdrawn to the date of transfer or withdrawal, over the interest that would have been credited if the Declared Rate had equaled an annual effective rate of 3% during that same time period. In general, the longer the period remaining to the end of the Guaranteed Period at the time of a transfer or withdrawal, the larger the MVA. Because a negative MVA can reduce credited interest in excess of the minimum interest rate required to be credited under applicable state law, you should carefully consider its effect before making a transfer or withdrawal from a GRF prior to the end of a Guaranteed Period.

Other Information    Amounts you invest in a GRF become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, the GRFs do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract apply to the GRFs. (See “Deductions.”) In reliance on certain exemptions and exclusionary provisions, we have not registered interests in the GRFs under the Securities Act of 1933, nor have we registered the GRFs or the General Account as investment companies under the 1940 Act. Accordingly, interests in a GRF are not subject to the same laws as interests in the Divisions of the Separate Account, and the staff of the SEC has not reviewed the disclosure in this Prospectus regarding the GRF.

10	Account C Prospectus

The Contracts

Unallocated Group Annuity Contracts

We offer two versions of the Contracts: front-load Contracts and simplified-load Contracts. (See “Expense Table” and “Deductions.”) The Contracts are unallocated group annuity contracts that provide for the accumulation of funds and the payment of retirement benefits to participants or their beneficiaries (“Annuitants”). Funds may be accumulated on a variable, fixed, or a combined basis in one or more omnibus accounts established for each Contract. The Contracts do not provide for the establishment of individual accounts for Plan or Trust participants until participants become entitled to receive benefits from the Plan or Trust.

When a participant retires or otherwise becomes entitled to receive benefits, you may direct us to pay Annuity benefits to the participant. (See “Retirement Benefits.”) We will then pay retirement benefits in a lump sum or under a variable or fixed income plan and issue the Annuitant a Certificate describing the benefits which have been selected. (See “Variable Income Plans.”) Benefits available to participants are determined entirely by the provisions of the Plan or Trust.

Purchase Payments Under The Contracts

Amount and Frequency    You determine the amount and frequency of Purchase Payments subject to the provisions of the Plan or Trust. You may pay larger or additional purchase payments. However, we will not accept (a) any purchase payment unless it is a contribution for funding or for the payment of fees or loads under a pension or profit-sharing plan or trust which meets the requirements of Section 401 of the Code or the requirements for deduction of the employer’s contribution under Section 404(a)(2) of the Code; or (b) any Purchase Payment (initial or subsequent) of less than $100.

You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. If a Purchase Payment is not paid when due, or if we decline to accept a Purchase Payment as provided above, the Contract will continue in force unless you redeem all Accumulation Units for their value. You may resume payment of Purchase Payments at any time the Contract is inforce.

Application of Purchase Payments    We credit Net Purchase Payments to your Contract, after deduction of any sales load or installation fee, and we allocate the payments as you direct. To the extent that you direct a Net Purchase Payment to accumulate on a variable basis, we place it in the Separate Account and allocate it to one or more Divisions. Assets we allocate to each Division we thereupon invest in shares of the Portfolio which corresponds to that Division. If we receive no allocation instructions, we will place the Net Purchase Payment in the Money Market Division.

We apply payments we place in the Separate Account to provide “Accumulation Units” in one or more Divisions.

Accumulation Units represent your interest in the Separate Account.

The number of Accumulation Units you receive for each Net Purchase Payment after the initial Purchase Payment is determined by dividing the amount of the Purchase Payment to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of that Division we make after we receive your Purchase Payment is received in good order either at our Home Office or a lockbox facility we have designated. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about Owners and Beneficiaries to government regulators. We value assets as of the close of trading on the NYSE for each day the Exchange is open.

The number of your Accumulation Units will be increased by additional purchase payments and decreased by withdrawals. The investment experience of the Separate Account does not change the number (as distinguished from the value) of your Accumulation Units. The value of an Accumulation Unit in each Division varies with the investment experience of the Division. This in turn is determined by the investment experience of the corresponding Portfolio. We determine the value of an Accumulation Unit on any date by multiplying the value on the immediately preceding Valuation Date by the Net Investment Factor for the Division for the current period. (See “Net Investment Factor.”) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Unit. That value may be less than, equal to, or more than the cumulative Net Purchase Payments you have made.

Net Investment Factor

For each Division, the Net Investment Factor for any period ending on a Valuation Date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract, the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding Valuation Date up to and including the current Valuation Date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share at the beginning of the valuation

Account C Prospectus	11

period, (c) less an adjustment to provide for the charge for mortality rate and expense guarantees. (See “Deductions.”)

The Portfolios will distribute investment income and realized capital gains to the Separate Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Separate Account.

Benefits Provided Under The Contracts

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, or surrender, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

The benefits provided under the Contracts consist of a Surrender Value and a retirement benefit. (No death benefits are provided.) Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the Income Plans described below. We will take the amounts required to pay benefits from the Divisions of the Separate Account, or from the value accumulated on a fixed basis, as you direct. If a participant under your retirement plan or trust dies before retirement, any death benefits available are governed by the terms of your plan or trust. If he dies after retirement (i.e., after he annuitizes), any death benefits would be governed by the Income Plan in effect at that time.

Surrender or Withdrawal Value    To the extent permitted by the Plan or Trust, you may terminate the Contract and redeem the value of Accumulation Units credited to the Contract. We determine the value, which may be either greater or less than the amount you have paid, as of the Valuation Date coincident with or next following our receipt of a written request for termination. Request forms are available from our Home Office and our agents. You may surrender a portion of the Accumulation Units on the same basis. You may instruct us how to allocate your partial surrender request among your investments in the Divisions or fixed investment options. If no direction is received, your surrender will be deducted proportionately from each of your investments.

A payee under Income Plan 1 may elect to withdraw the present value of any unpaid income payments at any time. Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may elect to withdraw the present value of any unpaid payments for the certain period. We base the Withdrawal Value on the Annuity Unit value on the withdrawal date, the date we receive proof of death at our Home Office, or, if later, the date on which a method of payment is elected, with the unpaid payments discounted at the Assumed Investment Rate if received before the close of trading for the NYSE (typically 4:00 p.m. Eastern time). (See “Description of Income Plans.”) If received on or after the closing of the NYSE, we will determine the Withdrawal Value at the close of the next regular trading session of the NYSE.

Retirement Benefits    You may direct us to pay retirement benefits to an Annuitant at any time while your Contract is in force. Upon your request, benefits may be paid in a lump sum or under the Income Plans described below. Your request will state the Income Plan you have elected and the amount and date of the first payment. Amounts distributed to an Annuitant may be subject to federal income tax. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59  1⁄2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee, are paid on account of early retirement after age 55, or are paid for deductible medical expenses in excess of 7.5% of Adjusted Gross Income. (See “Federal Income Taxes.”)

We will determine the amount required to pay the Annuity or cash benefits and will redeem Accumulation Units in that amount. If an Annuitant selects an Income Plan, our current practice is to issue a certificate to the Annuitant describing his or her interest and then transfer the amount of the redeemed Accumulation Units to one of our other separate accounts, where they will be administered for the benefit of the Annuitant under the terms of the Contract. There is no assurance that amounts accumulated under the Contract will be sufficient to provide the retirement benefits under the Plan or Trust.

Income Plans

Generally    We will pay part or all of the benefits under a Contract under either a fixed or variable income plan you select, depending on applicable state law. Your Contract may guarantee the right to other Income Plans, and we may offer other Income Plans from time to time from which you may choose when deciding to start receiving Annuity Payments. The fixed plans are not described in this prospectus. Under a variable plan, the payee bears the entire investment risk, since no guarantees of investment return are made. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. Under a variable income plan, an Annuitant must select the initial allocation of Annuity Units among the Divisions and may reallocate Annuity Units among the Divisions at any time while the variable income plan is in effect. The Annuitant may name and change the beneficiaries of unpaid payments for the specified period under Plan 1 or the certain period under Plans 2 or 3. We will issue the Annuitant a Certificate describing the variable Annuity benefits and including beneficiary provisions of Annuity Contracts we issue on the date of issue of the Certificate. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”

Description of Income Plans    The following Income Plans are available:

1. Period Certain (sometimes referred to as Installment Income for a Specified Period.)    An annuity payable monthly for a specified period of 5 to 30 years (guaranteed only for contracts issued before May 1, 2013).

12	Account C Prospectus

2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Period Certain.)    An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. After the payee’s death during the certain period, if any, payments becoming due are paid to the designated contingent beneficiary. A certain period of either 10 or 20 years may be selected, or a plan with no certain period may be chosen.

3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Period Certain.)    An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

An Income Plan must result in payments that meet the minimums we require for annuity Income Plans on the date you elect the plan. From time to time, we may establish Income Plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other Income Plans, with provisions and rates as we publish for those plans.

Amount of Annuity Payments    We will determine the amount of the first Annuity Payment on the basis of the particular Income Plan the Annuitant selects, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age. We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the Income Plan involves life contingencies. The first payment will be lower if the Income Plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. Annuity Units represent the interest of the Income Plan in a Portfolio.

Assumed Investment Rate    The payment rate tables for the Contracts are based upon an Assumed Investment Rate of 3  1⁄2%. Payment rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actual value of the future payments as of the date when payments begin.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular Income Plan, the Annuity Unit for each Division would not change in value, and the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.

Under the Distribution Agreement, the Company receives all sales loads and withdrawal charges, and pays NMIS an annual fee based upon NMIS’ actual expenses for the services NMIS performs under the Distribution Agreement, including all compensation payable to its registered representatives. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor’s registered representatives who meet certain productivity, persistency

Account C Prospectus	13

and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts may help registered representatives and/or their managers qualify for such compensation and benefits. Certain of the Distributor’s registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract. The Distributor’s registered representatives receive ongoing servicing compensation related to the Contracts but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

Deferment of Benefit Payments    We reserve the right to defer determination and payment of the Surrender Value of the Accumulation Units, the Withdrawal Value under a variable Income Plan, or the payment of benefits under a variable Income Plan., until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under an Income Plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” On Group Combination Annuity Contracts, dividends have arisen principally as a result of more favorable expense experience than that assumed in determining mortality rate and expense guarantee charges. However, there is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed.

Any dividends allocated to your Contract will be credited on the Contract anniversary and, under the Company’s current approach, will be based on the average variable Contract value, which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract’s interest in the Separate Account. Under the terms of the Contract, dividends, if any, will be applied as a net purchase payment allocated to the Money Market Division. For the coming year, all NN Series front-load and simplified-load Contracts with an average variable Contract value of $250,000 or more will receive a dividend of 0.25% of the average variable Contract value. For the simplified-load Contracts, this factor increases to 0.75% on the portion of the average variable Contract value in excess of $500,000.

Substitution of Portfolio Shares and Other Changes    When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the Portfolio is no longer appropriate. Pursuant to an order of the Securities and Exchange Commission (“SEC”), effective November 15, 2013 the Commodity Return Strategy Portfolio was substituted for the Commodities Return Strategy Portfolio, a series of the Northwestern Mutual Series Fund, Inc. (the “Replaced Portfolio”). The Replaced Portfolio is no longer available as an investment option. As a condition of the order, until November 15, 2015 we will periodically reimburse subaccount expenses to the extent the Commodity Return Strategy Portfolio’s expenses exceed the expenses of the Replaced Portfolio. Depending on the timing of such reimbursement (typically quarterly), financial information or values of the Division investing in the Commodity Return Strategy Portfolio for some of the time periods reflected in such values would be lower prior to the reimbursements being applied. In the event we take any action to substitute another Portfolio in the future, we may make an appropriate endorsement of your Contract and take other necessary actions.

Free Look    Depending upon applicable state law and the terms of the applicable employee benefit plan, you may have the right to return the Contract within the next ten days after you receive it (or whatever period is required under applicable state law), and receive your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event the state in which you live requires us to return the full amount of your purchase payment, we will do so.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from the Owners of Accumulation Units or payees receiving payments under variable Income Plans. Periodic reports relating to the Portfolios, proxy material and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to the Contract, or the number of shares of the Portfolio held in the

14	Account C Prospectus

Account representing the actuarial liability under the variable annuity Income Plan, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable annuity Income Plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

A vote of Contract Owners, or of those who have an interest in one or more of the divisions of the Separate Account, may be required. Approval by the SEC or another regulatory authority may be required. In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

Amendments and Termination    After the fifth Contract year, we may amend the Contract with respect to (1) the sales load; (2) the maximum annual Annuity rate and expense guarantee charge; (3) the administration fee; (4) the transfer fee; (5) the minimum amounts for purchase payment(s) and for the Contract value; or (6) the payment rate tables which are included in the Contract. An amendment will not become effective until after we have given you at least 30 days’ written notice. An Amendment to the payment rate tables will not apply to an Income Plan that starts before the amendment becomes effective. We reserve the right to terminate a Contract if representations you have made to us are or become incorrect. You may terminate a Contract in whole or in part at any time and we will pay you the value of the Accumulation Units.

Speculative Investing    Do not purchase this contract if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Contract is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Abandoned Property Requirements    Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please call 888-455-2232 to make such changes.

Legal Proceedings    Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Financial Statements    Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Statement of Additional Information containing such financial statements, or for any other contract-related inquiries, call 1-888-455-2232.

Deductions

We will make the following deductions:

1. Deductions from Purchase Payments:

Front-Load Contract

We deduct a sales load from all Purchase Payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on the cumulative amounts we have received and the rates in the table below:

Cumulative Purchase Payments Paid Under the Contract	Rate
First $150,000	4.5%
Next $350,000	3.0%
Next $500,000	1.0%
Balance over $1,000,000	0.5%

Simplified-Load Contract

We deduct an installation fee in the amount of $750 from the first purchase payment we receive. Alternatively, you may pay the fee separately when you submit the application for the Contract. The installation fee covers the non-recurring expenses of processing the application and issuing the Contract.

2. Annual Mortality Rate and Expense Guarantee Charge:    The Net Investment Factor (see “Net Investment Factor”) we use in determining the value of Accumulation and Annuity Units reflects a charge on each Valuation Date for mortality and expense risks we have assumed. For the front-load Contract the charge on an annual basis is 0.65% of the

Account C Prospectus	15

current value of the net assets of the Account. For the simplified-load Contract the charge on an annual basis is 1.25% of the net assets. We may increase this charge to a maximum of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the maximum. (See “Amendments and Termination.”)

The mortality risk is that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. The expense risk is that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

The Net Investment Factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “Substitution and Change,” and the deduction of any applicable taxes. Applicable taxes could include any tax liability we have paid or reserved for resulting from the maintenance or operation of a division of the Account. We do not presently anticipate that any deduction will be made for federal income taxes (see “Federal Income Taxes”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes.

However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the Net Investment Factor for such Contracts.

3. Administration Fee:    We may terminate a Contract on 60 days’ written notice after it has been in force for one year if the total Contract value (including any amounts held on a fixed basis) is less than the minimum Contract value of $25,000. In lieu of terminating the Contract, we may charge an administration fee of $150 annually on the Contract anniversary.

4. Premium Taxes:    The Contracts provide for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future. The amount deducted, if any, may be more or less than the percentage charged by your state of residence.

5. Expenses for the Portfolios and Funds:    The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

Federal Income Taxes

We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event we should issue Contracts pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.

Contribution Limits

Any employer, including a self-employed person, can establish a plan under Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the employer and the employee cannot exceed the lesser of $52,000 or 100% of compensation or earned income up to $260,000 (dollar amounts as indexed for 2014). The employer’s deduction for contributions is limited to 25% of eligible payroll.

Salary reduction contributions made under a cash or deferred arrangement (401(k) plan) are limited to $17,500 in 2014 and indexed thereafter. This annual dollar limit applies to the aggregate of all “elective deferrals” to a Roth 401(k) plan and all tax-favored plans of the employee. Employees who are age 50 or over may also make a catch up contribution of $5,500 for 2014, indexed thereafter.

Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, “top heavy” rules apply if more than 60% of the present value of the cumulative accrued benefits or the aggregate of the account balances are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.

Taxation of Contract Benefits

No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as Annuity Payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each Annuity Payment which represents the ratio of the employee’s “investment in

16	Account C Prospectus

the contract” to the employee’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered.

Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a pro rata return of the employee’s “investment in the contract.” Benefits received as a “lump sum distribution” by individuals born before January 1, 1936 may be eligible for a separate tax averaging calculation. With certain limited exceptions, all benefits are subject to tax-free rollover provisions of the Code. A 10% penalty tax may be imposed by federal tax law on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee, are paid on account of early retirement after age 55, or unless payments are made for medical expenses in excess of 7.5% of the employee’s Adjusted Gross Income.

A loan from the Plan to an employee may be taxable as ordinary income depending on the amount and terms of the loan. Benefit payments will be subject to mandatory 20% withholding unless payments are rolled over directly to a traditional IRA or “eligible employer plan” that accepts rollovers. An “eligible employer plan” includes a tax-qualified plan, an individual retirement arrangement, a tax-deferred annuity, or a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee’s beneficiary) or over a period of 10 years or more, are “required minimum distributions,” or are due to hardship.

Minimum Distribution Requirements    As a general rule, the Plan is required to make certain required minimum distributions to the employee during the employee’s life and to the employee’s beneficiary following the employee’s death. If a portion or all of the distribution is less than the required minimum distribution, a 50% penalty tax may be imposed under federal tax law on the person who should have received the payment for the shortfall amount.

The Plan must make the first required distribution by the “required beginning date” and subsequent required distributions no later than December 31 of that year and each year thereafter. Payments must be calculated according to the Uniform Table provided in IRS regulations, which provides divisors based on the joint life expectancy of the employee and an assumed beneficiary who is ten years younger, provided, however, that where the beneficiary is the Owner’s spouse and the spouse is more than ten years younger than the Owner, distributions may be based upon their joint life expectancy instead of the Uniform Table. The required beginning date is April 1 of the calendar year following the later of the calendar year in which the employee attains age 70  1⁄2 or, if older and the employee is not a “5% owner” of the employer, the calendar year in which the employee retires.

If the employee dies before the required beginning date, the Plan must make distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule: A beneficiary may take distributions based on the beneficiary’s life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner’s death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule: A beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.

A nonspouse designated beneficiary may directly roll over (i.e., trustee-to-trustee transfer) into an inherited IRA. The nonspouse designated beneficiary must then follow the distribution rules applicable to inherited IRAs.

Spousal Exceptions    If the employee’s spouse, as defined under federal tax law (below), elects the life expectancy rule, distributions do not need to begin until December 31 of the year of the employee’s death or, if later, by the end of the year the employee would have attained age 70 1/2 Alternatively, the spouse, as defined under federal tax law, may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date.

If the employee dies after distributions have begun, but before the entire interest is distributed, the remaining portion of the interest must be distributed at least as rapidly as under the method of distribution permitted under IRS regulations as of the date of the employee’s death.

The rules governing plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations. For example, certain declared federal disaster relief or military service provisions may supplement this information. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. You should consult qualified tax counsel before you adopt an HR-10 pension or profit-sharing plan or trust.

Defense of Marriage Act    The Contract provides that upon the death of an annuitant, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal tax law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex

Account C Prospectus	17

marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal tax law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses, especially with regard to state law and state tax law. Consult a tax and/or legal advisor for more information on this subject.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the divisions of the Account. We are currently making no charge. (See “Net Investment Factor” and “Deductions.”)

Contracts Issued Prior to January 6, 1992

Contracts Issued Beginning May 1, 1984 and Prior to January 6, 1992    For Contracts issued beginning May 1, 1984 and prior to January 6, 1992, there is no surrender charge, but Purchase Payments paid under the Contract are subject to a deduction of 4.0% on the first $25,000 of Purchase Payments, 2.0% on the next $75,000, 1.0% on the next $100,000, 0.4% on the next $100,000, 0.2% on the next $200,000, and 0.1% on amounts in excess of $500,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality rate and expense risks may not exceed 0.25% of the Separate Account assets held for these Contracts (unless the Contracts are amended after the fifth Contract year), and we currently are making no charge for these risks. These Contracts contain no provisions for accumulation of funds on a fixed basis. (See “Appendix A—Accumulation Unit Values.”) The annual contract fee is based on the contract cash value as follows: 0.5% on the first $100,000 of cash value, 0.4% on the next $100,000, 0.3% on the next $100,000, 0.2% on the next $200,000 and 0.1% on the balance above $500,000. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction and annual contract fee are waived for Contracts issued to plans sponsored by the Company.

Contracts Issued Beginning December 17, 1981 and Prior to May 1, 1984    For Contracts issued beginning December 17, 1981 and prior to May 1, 1984, the surrender charge is currently being waived, but Purchase Payments paid under the Contract are subject to a deduction of 3% on the first $25,000 of Purchase Payments, 2% on the next $75,000, and 1% on amounts in excess of $100,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality and expense risks for these Contracts is 0.50%. The annual Contract fee is the lesser of $30 or 1% of the Contract Value. We currently waive the Contract fee if the Contract Value is $25,000 or more. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner.

Contracts Issued Prior to December 17, 1981    For Contracts issued prior to December 17, 1981 there is no surrender charge, but Purchase Payments are subject to a deduction for sales expenses. The deduction is 8% on the first $5,000 received during a single Contract year as defined in the Contract, 4% on the next $20,000, 2% on the next $75,000 and 1% on the excess over $100,000. There is no charge assessed at present for mortality and expense risks for these Contracts. There is no annual Contract fee. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction is waived for Contracts issued to plans sponsored by the Company.

Table of Contents for Statement of Additional Information

Page
GENERAL INFORMATION	B-3
DISTRIBUTION OF THE CONTRACTS	B-3
DETERMINATION OF ANNUITY PAYMENTS	B-3
Amount of Annuity Payments	B-3
Annuity Unit Value	B-4
Illustrations of Variable Annuity Payments	B-4

18	Account C Prospectus

TO: The Northwestern Mutual Life Insurance Company

Life and Annuity Products Department

Room 2E450

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for NML Variable Annuity Account C to:

Name

Address

City                                                                                                                                  State                           Zip

APPENDIX A—Accumulation Unit Values

The following tables present the Accumulation Unit Values for Contracts offered by means of this prospectus. Number of units outstanding are shown in thousands.

Accumulation Unit Values

Contracts Issued On or After January 6, 1992

Northwestern Mutual Series Fund, Inc.

	December 31
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Growth Stock Division
Front-Load Version
Accumulation Unit Value	$4.398	$3.258	$2.904	$2.961	$2.652	$1.946	$3.204	$2.953	$2.713	$2.535
Number of Units Outstanding	187	186	176	169	257	261	241	278	360	420
Simplified-Load Version
Accumulation Unit Value	$3.909	$2.913	$2.612	$2.680	$2.415	$1.782	$2.952	$2.738	$2.530	$2.378
Number of Units Outstanding	161	184	196	237	350	366	624	841	989	1,097
Focused Appreciation Division
Front-Load Version
Accumulation Unit Value	$2.834	$2.211	$1.852	$1.985	$1.828	$1.291	$2.167	$1.719	$1.650	$1.419
Number of Units Outstanding	61	61	67	175	135	169	157	86	203	182
Simplified-Load Version
Accumulation Unit Value	$2.658	$2.087	$1.759	$1.896	$1.756	$1.248	$2.107	$1.682	$1.624	$1.405
Number of Units Outstanding	71	72	142	283	288	263	262	279	351	115
Large Cap Core Stock Division
Front-Load Version
Accumulation Unit Value	$3.304	$2.586	$2.332	$2.376	$2.118	$1.648	$2.708	$2.498	$2.255	$2.093
Number of Units Outstanding	154	180	175	197	185	182	232	344	397	309
Simplified-Load Version
Accumulation Unit Value	$2.937	$2.313	$2.098	$2.150	$1.928	$1.510	$2.495	$2.316	$2.103	$1.963
Number of Units Outstanding	297	375	360	422	531	556	602	797	797	938
Large Cap Blend Division(b)
Front-Load Version
Accumulation Unit Value	$1.147	$0.882	$0.771	$0.794	$0.699	$0.553	$0.931	—	—	—
Number of Units Outstanding	39	19	4	93	76	71	59	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.102	$0.853	$0.750	$0.777	$0.688	$0.547	$0.927	—	—	—
Number of Units Outstanding	—	—	19	19	19	19	—	—	—	—
Index 500 Stock Division
Front-Load Version
Accumulation Unit Value	$5.836	$4.448	$3.868	$3.819	$3.345	$2.664	$4.252	$4.060	$3.534	$3.396
Number of Units Outstanding	174	185	169	481	587	601	662	778	885	1,053
Simplified-Load Version
Accumulation Unit Value	$6.702	$5.139	$4.495	$4.465	$3.935	$3.152	$5.062	$4.862	$4.258	$4.116
Number of Units Outstanding	324	348	431	508	582	794	1,034	1,197	1,508	2,018
Large Company Value Division(b)
Front-Load Version
Accumulation Unit Value	$1.175	$0.900	$0.778	$0.772	$0.700	$0.584	$0.936	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.128	$0.870	$0.757	$0.755	$0.689	$0.578	$0.932	—	—	—
Number of Units Outstanding	—	—	44	34	72	28	—	—	—	—
Domestic Equity Division
Front-Load Version
Accumulation Unit Value	$1.859	$1.396	$1.229	$1.226	$1.076	$0.837	$1.369	$1.471	$1.270	$1.183
Number of Units Outstanding	91	91	96	135	303	320	285	248	364	331
Simplified-Load Version
Accumulation Unit Value	$1.726	$1.304	$1.155	$1.159	$1.024	$0.800	$1.317	$1.424	$1.237	$1.159
Number of Units Outstanding	145	159	178	323	389	379	486	647	640	1,017
Equity Income Division
Front-Load Version
Accumulation Unit Value	$2.370	$1.836	$1.576	$1.601	$1.398	$1.129	$1.771	$1.726	$1.458	$1.408
Number of Units Outstanding	—	12	—	—	38	29	43	9	23	23
Simplified-Load Version
Accumulation Unit Value	$2.223	$1.733	$1.497	$1.529	$1.343	$1.091	$1.722	$1.688	$1.435	$1.394
Number of Units Outstanding	48	62	85	175	200	165	159	117	81	161

(b)	The initial investment was made on April 30, 2007.

20	Account C Prospectus

Accumulation Unit Values

Contracts Issued On or After January 6, 1992 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Mid Cap Growth Stock Division
Front-Load Version
Accumulation Unit Value	$5.411	$4.338	$3.900	$4.184	$3.400	$2.591	$4.352	$3.629	$3.499	$3.318
Number of Units Outstanding	143	156	161	391	459	475	481	526	600	713
Simplified-Load Version
Accumulation Unit Value	$7.526	$6.071	$5.491	$5.925	$4.844	$3.713	$6.275	$5.265	$5.106	$4.871
Number of Units Outstanding	281	321	335	351	534	623	660	861	936	1,160
Index 400 Stock Division
Front-Load Version
Accumulation Unit Value	$3.622	$2.738	$2.342	$2.404	$1.916	$1.408	$2.223	$2.073	$1.897	$1.699
Number of Units Outstanding	23	36	23	23	53	78	91	135	201	243
Simplified-Load Version
Accumulation Unit Value	$3.317	$2.522	$2.171	$2.242	$1.797	$1.328	$2.111	$1.980	$1.822	$1.642
Number of Units Outstanding	151	187	190	328	400	378	513	467	648	876
Mid Cap Value Division
Front-Load Version
Accumulation Unit Value	$2.574	$1.989	$1.717	$1.739	$1.460	$1.192	$1.848	$1.863	$1.638	$1.563
Number of Units Outstanding	66	57	46	64	100	92	100	66	184	172
Simplified-Load Version
Accumulation Unit Value	$2.414	$1.877	$1.630	$1.661	$1.402	$1.152	$1.797	$1.823	$1.612	$1.548
Number of Units Outstanding	54	70	116	118	94	116	150	180	147	72
Small Cap Growth Stock Division
Front-Load Version
Accumulation Unit Value	$3.979	$2.890	$2.657	$2.750	$2.200	$1.688	$3.027	$2.781	$2.624	$2.375
Number of Units Outstanding	19	43	41	55	71	84	95	95	85	130
Simplified-Load Version
Accumulation Unit Value	$3.644	$2.662	$2.462	$2.565	$2.063	$1.593	$2.873	$2.656	$2.521	$2.296
Number of Units Outstanding	67	83	107	151	202	228	314	298	410	546
Index 600 Stock Division(b)
Front-Load Version
Accumulation Unit Value	$1.603	$1.147	$0.997	$0.995	$0.795	$0.639	$0.937	—	—	—
Number of Units Outstanding	7	26	8	9	9	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.540	$1.109	$0.970	$0.973	$0.783	$0.633	$0.933	—	—	—
Number of Units Outstanding	—	46	4	25	67	23	—	—	—	—
Small Cap Value Division
Front-Load Version
Accumulation Unit Value	$3.141	$2.399	$2.076	$2.118	$1.748	$1.373	$1.923	$1.951	$1.685	$1.582
Number of Units Outstanding	6	6	6	31	76	94	96	98	164	182
Simplified-Load Version
Accumulation Unit Value	$2.915	$2.240	$1.950	$2.002	$1.662	$1.313	$1.850	$1.889	$1.641	$1.550
Number of Units Outstanding	83	102	130	221	230	228	311	352	413	485
International Growth Division
Front-Load Version
Accumulation Unit Value	$1.893	$1.590	$1.357	$1.573	$1.360	$1.111	$2.078	$1.857	$1.539	$1.313
Number of Units Outstanding	—	—	—	74	118	130	145	125	120	119
Simplified-Load Version
Accumulation Unit Value	$1.757	$1.485	$1.275	$1.487	$1.293	$1.063	$2.000	$1.798	$1.499	$1.286
Number of Units Outstanding	—	10	40	114	537	531	676	390	321	144
Research International Core Division(b)
Front-Load Version
Accumulation Unit Value	$1.048	$0.887	$0.765	$0.860	$0.779	$0.600	$1.050	—	—	—
Number of Units Outstanding	—	34	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.007	$0.857	$0.744	$0.841	$0.767	$0.594	$1.046	—	—	—
Number of Units Outstanding	—	48	95	56	64	17	17	—	—	—
International Equity Division
Front-Load Version
Accumulation Unit Value	$4.748	$3.938	$3.262	$3.652	$3.413	$2.581	$4.621	$3.940	$3.029	$2.734
Number of Units Outstanding	148	177	175	212	344	369	438	486	518	504
Simplified-Load Version
Accumulation Unit Value	$4.195	$3.500	$2.916	$3.285	$3.089	$2.350	$4.233	$3.630	$2.808	$2.550
Number of Units Outstanding	358	431	466	501	778	835	1,092	1,024	1,016	1,294

(b)	The initial investment was made on April 30, 2007.

Account C Prospectus	21

Accumulation Unit Values

Contracts Issued On or After January 6, 1992 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Emerging Markets Equity Division(b)
Front-Load Version
Accumulation Unit Value	$1.033	$1.096	$0.928	$1.148	$0.932	$0.552	$1.242	—	—	—
Number of Units Outstanding	—	27	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$0.992	$1.059	$0.902	$1.123	$0.917	$0.547	$1.237	—	—	—
Number of Units Outstanding	59	131	214	330	255	56	32	—	—	—
Money Market Division
Front-Load Version
Accumulation Unit Value	$1.705	$1.714	$1.723	$1.731	$1.738	$1.736	$1.700	$1.625	$1.560	$1.525
Number of Units Outstanding	358	349	297	117	473	461	473	395	347	512
Simplified-Load Version
Accumulation Unit Value	$2.901	$2.935	$2.967	$3.000	$3.029	$3.044	$3.000	$2.885	$2.786	$2.739
Number of Units Outstanding	587	348	398	630	614	1,136	479	1,001	860	1,181
Short-Term Bond Division(b)
Front-Load Version
Accumulation Unit Value	$1.163	$1.164	$1.148	$1.149	$1.116	$1.047	$1.026	—	—	—
Number of Units Outstanding	—	53	—	36	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.117	$1.125	$1.116	$1.124	$1.098	$1.037	$1.022	—	—	—
Number of Units Outstanding	—	—	1,043	1,084	314	—	1	—	—	—
Select Bond Division
Front-Load Version
Accumulation Unit Value	$3.204	$3.296	$3.161	$2.969	$2.804	$2.580	$2.515	$2.380	$2.309	$2.273
Number of Units Outstanding	75	109	56	164	164	186	299	295	442	524
Simplified-Load Version
Accumulation Unit Value	$13.225	$13.687	$13.204	$12.476	$11.852	$10.973	$10.761	$10.242	$9.996	$9.902
Number of Units Outstanding	54	88	97	120	212	202	188	239	390	453
Long-Term U.S. Government Bond Division(b)
Front-Load Version
Accumulation Unit Value	$1.484	$1.723	$1.671	$1.305	$1.187	$1.285	$1.071	—	—	—
Number of Units Outstanding	—	—	—	31	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.426	$1.665	$1.625	$1.276	$1.168	$1.272	$1.066	—	—	—
Number of Units Outstanding	45	45	45	45	99	45	1	—	—	—
Inflation Protection Division(b)
Front-Load Version
Accumulation Unit Value	$1.290	$1.417	$1.329	$1.195	$1.139	$1.042	$1.064	—	—	—
Number of Units Outstanding	—	—	—	35	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.240	$1.370	$1.292	$1.169	$1.121	$1.032	$1.059	—	—	—
Number of Units Outstanding	—	186	37	24	58	—	—	—	—	—
High Yield Bond Division
Front-Load Version
Accumulation Unit Value	$3.825	$3.638	$3.215	$3.094	$2.718	$1.882	$2.408	$2.368	$2.171	$2.155
Number of Units Outstanding	9	8	8	33	59	71	83	81	95	156
Simplified-Load Version
Accumulation Unit Value	$3.400	$3.253	$2.892	$2.800	$2.475	$1.723	$2.219	$2.195	$2.024	$2.022
Number of Units Outstanding	54	87	117	108	158	247	246	285	490	562
Multi-Sector Bond Division(b)
Front-Load Version
Accumulation Unit Value	$1.479	$1.513	$1.325	$1.270	$1.129	$0.931	$1.006	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	22	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.421	$1.462	$1.288	$1.242	$1.111	$0.922	$1.002	—	—	—
Number of Units Outstanding	50	174	101	50	128	50	—	—	—	—
Balanced Division
Front-Load Version
Accumulation Unit Value	$4.194	$3.766	$3.456	$3.406	$3.062	$2.538	$3.306	$3.135	$2.858	$2.776
Number of Units Outstanding	232	229	291	547	670	920	977	1,095	1,788	1,520
Simplified-Load Version
Accumulation Unit Value	$11.435	$10.331	$9.537	$9.456	$8.553	$7.131	$9.345	$8.915	$8.175	$7.990
Number of Units Outstanding	407	489	516	540	758	898	1,139	1,423	1,532	1,796

(b)	The initial investment was made on April 30, 2007.

22	Account C Prospectus

Accumulation Unit Values

Contracts Issued On or After January 6, 1992 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Asset Allocation Division
Front-Load Version
Accumulation Unit Value	$1.797	$1.550	$1.406	$1.416	$1.261	$0.999	$1.439	$1.324	$1.212	$1.140
Number of Units Outstanding	43	44	44	45	96	76	77	81	57	57
Simplified-Load Version
Accumulation Unit Value	$1.668	$1.448	$1.321	$1.338	$1.199	$0.955	$1.385	$1.282	$1.181	$1.117
Number of Units Outstanding	364	835	843	842	862	901	1,215	1,122	925	860

Fidelity® Variable Insurance Products

	December 31
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
VIP Mid Cap Division
Front-Load Version
Accumulation Unit Value	$3.769	$2.792	$2.453	$2.770	$2.168	$1.562	$2.603	$2.271	$2.034	$1.735
Number of Units Outstanding	13	33	33	70	67	77	115	84	58	18
Simplified-Load Version
Accumulation Unit Value	$3.536	$2.635	$2.329	$2.645	$2.083	$1.510	$2.531	$2.222	$2.002	$1.717
Number of Units Outstanding	80	47	61	146	162	194	275	331	273	175
VIP Contrafund® Division(b)
Front-Load Version
Accumulation Unit Value	$1.437	$1.104	$0.957	$0.991	$0.853	$0.634	$1.113	—	—	—
Number of Units Outstanding	—	—	—	49	—	23	23	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.380	$1.067	$0.931	$0.969	$0.839	$0.627	$1.109	—	—	—
Number of Units Outstanding	7	30	59	326	393	318	259	—	—	—
(b) The initial investment was made on April 30, 2007.
Neuberger Berman Advisers Management Trust
	December 31
	2013	2012	2011	2010	2009	2008	2007
Socially Responsive Division(b)
Front-Load Version
Accumulation Unit Value	$1.412	$1.033	$0.937	$0.973	$0.797	$0.610	$1.014
Number of Units Outstanding	—	—	—	—	—	5	5
Simplified-Load Version
Accumulation Unit Value	$1.356	$0.998	$0.911	$0.951	$0.784	$0.604	$1.010
Number of Units Outstanding	—	19	42	138	122	74	—
(b) The initial investment was made on April 30, 2007.

Russell Investment Funds

	December 31
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Multi-Style Equity Division
Front-Load Version
Accumulation Unit Value	$1.471	$1.114	$0.969	$0.991	$0.856	$0.656	$1.111	$1.013	$0.904	$0.848
Number of Units Outstanding	20	20	648	759	931	861	915	984	1,096	1,055
Simplified-Load Version
Accumulation Unit Value	$1.347	$1.026	$0.898	$0.924	$0.803	$0.619	$1.054	$0.967	$0.869	$0.820
Number of Units Outstanding	105	105	103	374	377	362	558	1,020	957	856
Aggressive Equity Division
Front-Load Version
Accumulation Unit Value	$2.429	$1.746	$1.518	$1.594	$1.285	$0.984	$1.736	$1.690	$1.481	$1.402
Number of Units Outstanding	—	—	61	63	86	71	137	124	137	148
Simplified-Load Version
Accumulation Unit Value	$2.225	$1.609	$1.407	$1.487	$1.206	$0.929	$1.648	$1.614	$1.423	$1.355
Number of Units Outstanding	6	5	17	143	157	207	417	396	453	565
Non-U.S. Division
Front-Load Version
Accumulation Unit Value	$1.693	$1.398	$1.174	$1.357	$1.225	$0.975	$1.704	$1.558	$1.268	$1.123
Number of Units Outstanding	62	87	319	338	379	332	404	407	768	709
Simplified-Load Version
Accumulation Unit Value	$1.551	$1.288	$1.088	$1.265	$1.150	$0.920	$1.618	$1.488	$1.219	$1.085
Number of Units Outstanding	106	170	205	373	364	393	420	565	447	566

Account C Prospectus	23

Accumulation Unit Values

Contracts Issued On or After January 6, 1992 (continued)

Russell Investment Funds (continued)

	December 31
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Core Bond Division
Front-Load Version
Accumulation Unit Value	$2.007	$2.050	$1.904	$1.830	$1.675	$1.455	$1.519	$1.426	$1.384	$1.365
Number of Units Outstanding	101	160	500	493	594	643	758	743	691	617
Simplified-Load Version
Accumulation Unit Value	$1.838	$1.889	$1.765	$1.707	$1.571	$1.373	$1.442	$1.362	$1.329	$1.319
Number of Units Outstanding	74	166	147	199	354	205	266	455	478	417
Global Real Estate Securities Division
Front-Load Version
Accumulation Unit Value	$3.538	$3.436	$2.711	$2.936	$2.404	$1.876	$2.983	$3.568	$2.644	$2.356
Number of Units Outstanding	23	43	67	92	130	121	133	164	272	271
Simplified-Load Version
Accumulation Unit Value	$3.240	$3.165	$2.513	$2.737	$2.255	$1.771	$2.832	$3.408	$2.541	$2.277
Number of Units Outstanding	58	99	115	163	492	461	594	507	609	696
Russell Investment Funds LifePoints® Variable Target Portfolio Series
	December 31
	2013	2012	2011	2010	2009	2008	2007
Moderate Strategy Division(b)
Front-Load Version
Accumulation Unit Value	$1.299	$1.225	$1.110	$1.116	$0.997	$0.820	$1.031
Number of Units Outstanding	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.248	$1.184	$1.079	$1.091	$0.981	$0.811	$1.027
Number of Units Outstanding	169	289	295	294	312	—	—
Balanced Strategy Division(b)
Front-Load Version
Accumulation Unit Value	$1.269	$1.136	$1.013	$1.044	$0.921	$0.739	$1.023
Number of Units Outstanding	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.219	$1.098	$0.985	$1.021	$0.907	$0.732	$1.019
Number of Units Outstanding	185	323	330	328	343	5	—
Growth Strategy Division(b)
Front-Load Version
Accumulation Unit Value	$1.206	$1.041	$0.917	$0.969	$0.848	$0.664	$1.017
Number of Units Outstanding	—	—	—	—	2	27	26
Simplified-Load Version
Accumulation Unit Value	$1.158	$1.006	$0.892	$0.948	$0.834	$0.657	$1.013
Number of Units Outstanding	334	332	354	352	377	—	—
Equity Growth Strategy Division(b)
Front-Load Version
Accumulation Unit Value	$1.124	$0.944	$0.822	$0.882	$0.771	$0.593	$1.008
Number of Units Outstanding	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.080	$0.913	$0.799	$0.863	$0.759	$0.587	$1.004
Number of Units Outstanding	377	375	394	392	420	31	—
(b) The initial investment was made on April 30, 2007.
Credit Suisse Trust
	December 31
	2013
Credit Suisse Trust Commodity Return Strategy Division(a),(c)
Front-Load Version
Accumulation Unit Value	$6.963
Number of Units Outstanding	—
Simplified-Load Version
Accumulation Unit Value	$6.852
Number of Units Outstanding	—

(a)     The initial investment was made on November 15, 2013.

(c)     For some of the period shown Northwestern Mutual reimbursed the Division to the extent the net operating expenses of the Credit Suisse Trust Commodity Return Strategy Portfolio exceeded 0.95%.

24	Account C Prospectus

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992

Northwestern Mutual Series Fund, Inc.

	December 31
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Growth Stock Division
Accumulation Unit Value	$49.978	$36.785	$32.570	$32.998	$29.366	$21.409	$35.015	$32.066	$29.266	$27.171
Number of Units Outstanding	6	6	7	7	8	235	827	821	794	804
Focused Appreciation Division
Accumulation Unit Value	$30.373	$23.544	$19.597	$20.870	$19.089	$13.398	$22.333	$17.608	$16.788	$14.349
Number of Units Outstanding	3	10	9	8	7	5	2	2	—	—
Large Cap Core Stock Division
Accumulation Unit Value	$37.544	$29.198	$26.157	$26.477	$23.450	$18.131	$29.597	$27.124	$24.327	$22.430
Number of Units Outstanding	1	1	2	2	7	248	868	806	749	690
Large Cap Blend Division(b)
Accumulation Unit Value	$11.980	$9.155	$7.947	$8.134	$7.117	$5.586	$9.348	—	—	—
Number of Units Outstanding	2	2	—	—	—	—	—	—	—	—
Index 500 Stock Division
Accumulation Unit Value	$91.297	$69.136	$59.726	$58.584	$50.989	$40.341	$63.973	$60.679	$52.480	$50.112
Number of Units Outstanding	21	23	24	25	31	715	1,365	1,454	1,571	1,652
Large Company Value Division(b)
Accumulation Unit Value	$12.267	$9.343	$8.022	$7.904	$7.124	$5.902	$9.403	—	—	—
Number of Units Outstanding	1	1	—	—	—	—	—	—	—	—
Domestic Equity Division
Accumulation Unit Value	$20.155	$15.038	$13.151	$13.033	$11.371	$8.779	$14.273	$15.238	$13.072	$12.099
Number of Units Outstanding	1	2	2	2	2	4	12	5	8	9
Equity Income Division
Accumulation Unit Value	$25.404	$19.551	$16.677	$16.832	$14.595	$11.715	$18.250	$17.675	$14.834	$14.238
Number of Units Outstanding	1	2	8	8	8	9	8	1	2	2
Mid Cap Growth Stock Division
Accumulation Unit Value	$94.655	$75.403	$67.344	$71.779	$57.953	$43.872	$73.220	$60.664	$58.106	$54.747
Number of Units Outstanding	14	16	16	17	19	527	1,106	1,150	1,271	1,380
Index 400 Stock Division
Accumulation Unit Value	$39.847	$29.923	$25.435	$25.935	$20.536	$14.989	$23.522	$21.794	$19.805	$17.625
Number of Units Outstanding	3	4	4	4	1	685	1,641	1,580	1,583	1,467
Mid Cap Value Division
Accumulation Unit Value	$27.585	$21.180	$18.169	$18.280	$15.242	$12.368	$19.048	$19.079	$16.664	$15.801
Number of Units Outstanding	3	3	4	3	3	3	4	—	1	—
Small Cap Growth Stock Division
Accumulation Unit Value	$43.773	$31.583	$28.848	$29.672	$23.577	$17.974	$32.022	$29.233	$27.402	$24.646
Number of Units Outstanding	2	2	3	3	6	454	1,171	1,235	1,258	1,176
Index 600 Stock Division(b)
Accumulation Unit Value	$16.745	$11.904	$10.280	$10.188	$8.092	$6.465	$9.411	—	—	—
Number of Units Outstanding	2	1	—	—	—	—	—	—	—	—
Small Cap Value Division
Accumulation Unit Value	$34.047	$25.840	$22.213	$22.520	$18.467	$14.406	$20.046	$20.213	$17.343	$16.176
Number of Units Outstanding	3	5	6	6	4	6	9	10	18	14
International Growth Division
Accumulation Unit Value	$20.524	$17.131	$14.519	$16.721	$14.362	$11.661	$21.668	$19.240	$15.839	$13.422
Number of Units Outstanding	5	5	10	10	11	12	9	9	6	8
Research International Core Division(b)
Accumulation Unit Value	$10.947	$9.206	$7.884	$8.807	$7.931	$6.062	$10.549	—	—	—
Number of Units Outstanding	3	3	1	—	—	—	—	—	—	—
International Equity Division
Accumulation Unit Value	$5.431	$4.475	$3.682	$4.096	$3.804	$2.858	$5.083	$4.306	$3.289	$2.950
Number of Units Outstanding	45	71	120	119	109	8,133	23,350	21,029	19,517	18,696
Emerging Markets Equity Division(b)
Accumulation Unit Value	$10.784	$11.370	$9.568	$11.763	$9.480	$5.585	$12.473	—	—	—
Number of Units Outstanding	4	5	4	3	3	7	3	—	—	—
Money Market Division
Accumulation Unit Value	$41.539	$41.498	$41.438	$41.380	$41.259	$40.948	$39.848	$37.848	$36.095	$35.049
Number of Units Outstanding	—	—	—	—	3	3	1	2	3	2
Short-Term Bond Division(b)
Accumulation Unit Value	$12.142	$12.076	$11.832	$11.767	$11.354	$10.589	$10.310	—	—	—
Number of Units Outstanding	2	2	—	—	—	—	—	—	—	—
Select Bond Division
Accumulation Unit Value	$200.286	$204.702	$195.022	$181.992	$170.745	$156.117	$151.194	$142.110	$136.985	$134.012
Number of Units Outstanding	2	3	4	4	2	40	73	77	82	81

(b)	The initial investment was made on April 30, 2007.

Account C Prospectus	25

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992 (continued)

Northwestern Mutual Series Funds, Inc. (continued)

	December 31
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Long-Term U.S. Government Bond Division(b)
Accumulation Unit Value	$15.502	$17.875	$17.229	$13.364	$12.081	$12.988	$10.755	—	—	—
Number of Units Outstanding	1	4	3	3	3	3	—	—	—	—
Inflation Protection Division(b)
Accumulation Unit Value	$13.477	$14.702	$13.695	$12.236	$11.587	$10.535	$10.683	—	—	—
Number of Units Outstanding	2	4	8	9	8	17	—	—	—	—
High Yield Bond Division
Accumulation Unit Value	$43.465	$41.068	$36.060	$34.476	$30.095	$20.699	$26.317	$25.706	$23.418	$23.097
Number of Units Outstanding	2	2	2	3	2	86	217	213	235	225
Multi-Sector Bond Division(b)
Accumulation Unit Value	$15.450	$15.698	$13.657	$13.009	$11.493	$9.415	$10.109	—	—	—
Number of Units Outstanding	2	2	6	6	6	9	—	—	—	—
Balanced Division
Accumulation Unit Value	$172.249	$153.678	$140.097	$137.200	$122.549	$100.918	$130.597	$123.032	$111.422	$107.556
Number of Units Outstanding	37	38	41	42	47	183	398	426	483	534
Asset Allocation Division
Accumulation Unit Value	$19.484	$16.700	$15.043	$15.054	$13.322	$10.482	$15.001	$13.712	$12.475	$11.660
Number of Units Outstanding	—	—	—	—	—	—	—	2	43	43
(b) The initial investment was made on April 30, 2007.
Fidelity® Variable Insurance Products
	December 31
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
VIP Mid Cap Division
Accumulation Unit Value	$40.399	$29.734	$25.954	$29.113	$22.644	$16.203	$26.829	$23.261	$20.694	$17.535
Number of Units Outstanding	2	2	4	5	5	7	8	7	6	4
VIP Contrafund® Division(b)
Accumulation Unit Value	$15.006	$11.459	$9.866	$10.149	$8.680	$6.407	$11.180	—	—	—
Number of Units Outstanding	6	6	15	13	14	18	3	—	—	—
(b) The initial investment was made on April 30, 2007.
Neuberger Berman Advisers Management Trust
	December 31
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Socially Responsive Division(b)
Accumulation Unit Value	$14.744	$10.715	$9.655	$9.962	$8.109	$6.170	$10.188	—	—	—
Number of Units Outstanding	1	1	1	—	—	—	—	—	—	—
Multi-Style Equity Division
Accumulation Unit Value	$16.179	$12.172	$10.521	$10.687	$9.176	$6.983	$11.749	$10.647	$9.443	$8.803
Number of Units Outstanding	—	—	—	—	—	—	9	23	23	24
Aggressive Equity Division
Accumulation Unit Value	$26.725	$19.089	$16.479	$17.202	$13.775	$10.484	$18.366	$17.759	$15.471	$14.545
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	1
Non-U.S. Division
Accumulation Unit Value	$18.625	$15.277	$12.751	$14.636	$13.136	$10.385	$18.033	$16.376	$13.245	$11.650
Number of Units Outstanding	1	2	1	1	1	3	5	6	1	2
Core Bond Division
Accumulation Unit Value	$22.078	$22.403	$20.671	$19.747	$17.948	$15.498	$16.071	$14.986	$14.448	$14.163
Number of Units Outstanding	1	2	7	8	8	7	1	—	—	—
Global Real Estate Securities Division
Accumulation Unit Value	$38.921	$37.551	$29.439	$31.671	$25.766	$19.982	$31.560	$37.507	$27.612	$24.444
Number of Units Outstanding	5	5	6	6	5	476	983	1,459	1,208	1,080
(b) The initial investment was made on April 30, 2007.

26	Account C Prospectus

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992 (continued)

Russell Investment Funds LifePoints® Variable Target Portfolio Series

	December 31
	2013	2012	2011	2010	2009	2008	2007
Moderate Strategy Division(b)
Accumulation Unit Value	$13.569	$12.706	$11.440	$11.426	$10.145	$8.286	$10.353
Number of Units Outstanding	—	—	—	—	—	—	—
Balanced Strategy Division(b)
Accumulation Unit Value	$13.255	$11.790	$10.438	$10.694	$9.376	$7.471	$10.273
Number of Units Outstanding	—	—	—	—	—	—	—
Growth Strategy Division(b)
Accumulation Unit Value	$12.592	$10.803	$9.458	$9.928	$8.628	$6.710	$10.213
Number of Units Outstanding	—	—	—	—	—	—	—
Equity Growth Strategy Division(b)
Accumulation Unit Value	$11.741	$9.799	$8.471	$9.033	$7.849	$5.999	$10.125
Number of Units Outstanding	—	—	—	—	—	—	—
(b) The initial investment was made on April 30, 2007.
Credit Suisse Trust
	December 31
	2013
Credit Suisse Trust Commodity Return Strategy Division(a),(c)
Accumulation Unit Value	$7.085
Number of Units Outstanding	3

(a)     The initial investment was made on November 15, 2013.

(c)     For some of the period shown Northwestern Mutual reimbursed the Division to the extent the net operating expenses of the Credit Suisse Trust Commodity Return Strategy Portfolio exceeded 0.95%.

Account C Prospectus	27

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

GROUP COMBINATION ANNUITY

A group combination Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts.

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Annuity Account C

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number
888-455-2232, or visiting the website www.northwesternmutual.com.

GENERAL INFORMATION

The Account was originally named NML Separate Account C but was renamed NML Variable Annuity Account C on November 23, 1983. The Account is used for the Contracts and for other variable annuity contracts issued by the Company.

DISTRIBUTION OF THE CONTRACTS

Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts, either directly to the Company or through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Contracts for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable annuity contracts.

Year	Amount
2013	$48,348
2012	$31,439
2011	$35,461

NMIS also provides certain services related to the administration of a certain payment plans under the Policies. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services under an administrative services contract with us.

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Payment Plans,” including “Description of Payment Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; “Net Investment Factor”; and “Deductions.”

Amount of Annuity Payments The amount of the first annuity payment will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant’s adjusted age. The amount of the first payment is the sum of the payments from each Division. The payments from each Division are determined by multiplying the applicable monthly variable annuity payment rate by the benefits allocated to the Division under the variable Payment Plan. (See “Illustrations of Variable Annuity Payments”.) Payment rate tables are set forth in the Contracts. Annuity payment rates currently in use by Northwestern Mutual are based on the 1983 Table with a Projection Scale G.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant.

The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division. The payments from each Division are determined by multiplying the number of Annuity Units credited to the Annuitant in the Division by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value The value of an Annuity Unit for each Division was arbitrarily established as of the date on which the operations of the Division began. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the annuity rate and expense guarantee charge.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to reflect the Assumed Investment Rate used in calculating the mortality rate tables.

If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (2) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus).

(1)	Value of Annuitant’s retirement benefit allocated to Balanced	$50,000

(2)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$5.00

(3)	Amount of first payment from Balanced Division (1) x (2) divided by $1,000.	$250.00

(4)	Assumed Value of Annuity Unit in Balanced Division on effective date of payment plan.	$1.500000

(5)	Number of Annuity Units credited in Balanced Division, (3) divided by (4)	$166.67

The $50,000 value on the effective date of the payment plan provides a first payment from the Balanced Division of $250.00, and payments thereafter of the varying dollar value of 166.67 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 166.67 units by the value of an Annuity Unit in the

Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 166.67 multiplied by $1.501000, or $250.17.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month (see “Net Investment Factor”) was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 166.67 X $1.499000, or $249.84.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

TRANSFERABILITY RESTRICTIONS

Ownership of a Contract may be transferred subject to the terms of the Plan or Trust. The transferee, or its fiduciary representative, must acknowledge in writing that the new Owner is a tax-qualified pension or profit-sharing plan. Written proof of transfer satisfactory to Northwestern Mutual must be received at the Home Office of Northwestern Mutual. The transfer will take effect on the date the proof of the transfer is signed. Ownership of a Contract may not be assigned without the consent of Northwestern Mutual. Northwestern Mutual will not be responsible for the validity or effect of the assignment or for any payment or other action taken by Northwestern Mutual before Northwestern Mutual consents to the assignment.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2013

NML Variable Annuity Account C

Financial Statements

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$1,811	$1,387	$1,616	$228	$6,407
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	1,811	1,387	1,616	228	6,407

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$1,811	$1,387	$1,616	$228	$6,407

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$302	$89	$20	$20	$1,883
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	822	172	510	45	1,015
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	628	190	872	-	2,175
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	59	936	214	163	1,334
Annuity Reserves	-	-	-	-	-

Total Net Assets	$1,811	$1,387	$1,616	$228	$6,407

(1) Investments, at cost	$1,265	$991	$1,135	$181	$4,422
Mutual Fund Shares Held	615	516	950	220	1,776
(2) Accumulation Unit Value	$49.977915	$30.372615	$37.544148	$11.980322	$91.297175
Units Outstanding	6	3	1	2	21
(3) Accumulation Unit Value	$4.398011	$2.833742	$3.303817	$1.147106	$5.836049
Units Outstanding	187	61	154	39	174
(4) Accumulation Unit Value	$3.909268	$2.658335	$2.936647	$1.102119	$6.702006
Units Outstanding	161	71	297	-	324
(5) Accumulation Unit Value	$1.416355	$2.925762	$1.338280	$1.170256	$1.553803
Units Outstanding	42	320	160	139	859

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$272	$1,083	$1,680	$4,429	$1,110
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	272	1,083	1,680	4,429	1,110

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$272	$1,083	$1,680	$4,429	$1,110

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$18	$21	$30	$1,357	$109
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	-	170	-	772	85
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	-	250	106	2,116	501
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	254	642	1,544	184	415
Annuity Reserves	-	-	-	-	-

Total Net Assets	$272	$1,083	$1,680	$4,429	$1,110

(1) Investments, at cost	$204	$706	$1,254	$2,873	$811
Mutual Fund Shares Held	254	841	975	1,129	584
(2) Accumulation Unit Value	$12.266796	$20.154766	$25.403806	$94.654719	$39.846886
Units Outstanding	1	1	1	14	3
(3) Accumulation Unit Value	$1.174535	$1.859154	$2.370217	$5.410925	$3.622108
Units Outstanding	-	91	-	143	23
(4) Accumulation Unit Value	$1.128421	$1.725835	$2.223419	$7.526431	$3.317332
Units Outstanding	-	145	48	281	151
(5) Accumulation Unit Value	$1.198270	$1.929634	$2.447110	$1.365189	$3.068389
Units Outstanding	212	333	631	134	135

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$853	$645	$252	$1,203	$611
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	853	645	252	1,203	611

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$853	$645	$252	$1,203	$611

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$71	$68	$29	$118	$97
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	170	74	11	20	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	131	243	-	242	-
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	481	260	212	823	514
Annuity Reserves	-	-	-	-	-

Total Net Assets	$853	$645	$252	$1,203	$611

(1) Investments, at cost	$613	$387	$208	$819	$494
Mutual Fund Shares Held	510	248	190	491	428
(2) Accumulation Unit Value	$27.585004	$43.773190	$16.744685	$34.046809	$20.524033
Units Outstanding	3	2	2	3	5
(3) Accumulation Unit Value	$2.573641	$3.978993	$1.603305	$3.140648	$1.893151
Units Outstanding	66	19	7	6	-
(4) Accumulation Unit Value	$2.414353	$3.644110	$1.540384	$2.915464	$1.757474
Units Outstanding	54	67	-	83	-
(5) Accumulation Unit Value	$2.657215	$1.854311	$1.635708	$3.259605	$1.964925
Units Outstanding	181	140	130	252	262

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$659	$4,513	$956	$3,307	$796
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	659	4,513	956	3,307	796

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$659	$4,513	$956	$3,307	$796

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$30	$246	$46	$6	$22
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	-	701	-	610	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	-	1,501	59	1,704	-
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	629	2,065	851	987	774
Annuity Reserves	-	-	-	-	-

Total Net Assets	$659	$4,513	$956	$3,307	$796

(1) Investments, at cost	$538	$3,420	$968	$3,307	$797
Mutual Fund Shares Held	668	2,119	962	3,307	773
(2) Accumulation Unit Value	$10.947312	$5.431053	$10.783888	$41.539003	$12.142453
Units Outstanding	3	45	4	-	2
(3) Accumulation Unit Value	$1.048178	$4.748318	$1.032548	$1.704507	$1.162550
Units Outstanding	-	148	-	358	-
(4) Accumulation Unit Value	$1.007038	$4.195349	$0.992029	$2.900964	$1.117123
Units Outstanding	-	358	59	587	-
(5) Accumulation Unit Value	$1.069405	$2.045816	$1.053409	$1.266305	$1.186243
Units Outstanding	588	1,010	808	779	653

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$4,434	$275	$827	$1,165	$1,429
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	4,434	275	827	1,165	1,429

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$4,434	$275	$827	$1,165	$1,429

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$393	$23	$21	$67	$30
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	242	-	-	35	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	713	64	-	183	71
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	3,086	188	806	880	1,328
Annuity Reserves	-	-	-	-	-

Total Net Assets	$4,434	$275	$827	$1,165	$1,429

(1) Investments, at cost	$4,657	$319	$883	$1,140	$1,425
Mutual Fund Shares Held	3,620	297	763	1,553	1,324
(2) Accumulation Unit Value	$200.286369	$15.502339	$13.476716	$43.465300	$15.449941
Units Outstanding	2	1	2	2	2
(3) Accumulation Unit Value	$3.204370	$1.484399	$1.290426	$3.825117	$1.479350
Units Outstanding	75	-	-	9	-
(4) Accumulation Unit Value	$13.225134	$1.426196	$1.239806	$3.400070	$1.421330
Units Outstanding	54	45	-	54	50
(5) Accumulation Unit Value	$2.085516	$1.514382	$1.316482	$2.571334	$1.509225
Units Outstanding	1,480	124	612	342	880

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$13,904	$1,344	$-	$-	$-
Fidelity Variable Insurance Products	-	-	1,594	1,444	-
Neuberger Berman Advisers Management Trust	-	-	-	-	382
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	13,904	1,344	1,594	1,444	382

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$13,904	$1,344	$1,594	$1,444	$382

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$6,442	$-	$62	$87	$8
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	972	78	48	-	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	4,657	606	282	10	-
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	1,793	660	1,202	1,347	374
Annuity Reserves	40	-	-	-	-

Total Net Assets	$13,904	$1,344	$1,594	$1,444	$382

(1) Investments, at cost	$11,730	$1,114	$1,384	$1,010	$290
Mutual Fund Shares Held	8,890	1,053	45	43	18
(2) Accumulation Unit Value	$172.248875	$19.484028	$40.398542	$15.005573	$14.744385
Units Outstanding	37	-	2	6	1
(3) Accumulation Unit Value	$4.193780	$1.797238	$3.769193	$1.436774	$1.411793
Units Outstanding	232	43	13	-	-
(4) Accumulation Unit Value	$11.435361	$1.668437	$3.535842	$1.380421	$1.356400
Units Outstanding	407	364	80	7	-
(5) Accumulation Unit Value	$1.710188	$1.865412	$3.891526	$1.465826	$1.440299
Units Outstanding	1,048	354	309	919	259

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Core Bond Division	Russell Global Real Estate Securities Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	424	133	549	1,723	1,751
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	424	133	549	1,723	1,751

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$424	$133	$549	$1,723	$1,751

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$-	$6	$22	$26	$195
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	30	-	104	202	81
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	142	13	164	137	188
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	252	114	259	1,358	1,287
Annuity Reserves	-	-	-	-	-

Total Net Assets	$424	$133	$549	$1,723	$1,751

(1) Investments, at cost	$303	$113	$428	$1,751	$1,685
Mutual Fund Shares Held	22	8	45	165	119
(2) Accumulation Unit Value	$16.178812	$26.724835	$18.624500	$22.077570	$38.920595
Units Outstanding	-	-	1	1	5
(3) Accumulation Unit Value	$1.470647	$2.429293	$1.692926	$2.006901	$3.537876
Units Outstanding	20	-	62	101	23
(4) Accumulation Unit Value	$1.346869	$2.224857	$1.550525	$1.838117	$3.240150
Units Outstanding	105	6	106	74	58
(5) Accumulation Unit Value	$1.499664	$2.222420	$1.486514	$2.048451	$3.577902
Units Outstanding	168	51	174	663	360

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	549	1,668	865	480	-
Credit Suisse Trust	-	-	-	-	588
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	549	1,668	865	480	588

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$549	$1,668	$865	$480	$588

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$-	$-	$-	$-	$22
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	-	-	-	-	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	212	226	387	407	-
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	337	1,442	478	73	566
Annuity Reserves	-	-	-	-	-

Total Net Assets	$549	$1,668	$865	$480	$588

(1) Investments, at cost	$510	$1,487	$639	$337	$578
Mutual Fund Shares Held	53	160	85	50	94
(2) Accumulation Unit Value	$13.568584	$13.255096	$12.591524	$11.740704	$7.085099
Units Outstanding	-	-	-	-	3
(3) Accumulation Unit Value	$1.299210	$1.269180	$1.205596	$1.124153	$6.962905
Units Outstanding	-	-	-	-	-
(4) Accumulation Unit Value	$1.248227	$1.219361	$1.158315	$1.080041	$6.852188
Units Outstanding	169	185	334	377	-
(5) Accumulation Unit Value	$1.325425	$1.294830	$1.229996	$1.146904	$7.018922
Units Outstanding	255	1,113	388	64	80

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2013

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Income:
Dividend income	$11	$6	$18	$2	$107
Expenses:
Mortality and expense risk charges	12	6	15	1	35

Total Expenses	12	6	15	1	35
Less waived fees	-	-	-	-	-

Net Expenses	12	6	15	1	35

Net investment income (loss)	(1)	-	3	1	72

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	36	110	60	12	286
Realized gain distributions	116	-	-	8	119

Realized gains (losses)	152	110	60	20	405

Change in unrealized appreciation/ depreciation of investments during the period	330	202	329	32	1,056

Net increase (decrease) in net assets resulting from operations	$481	$312	$392	$53	$1,533

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Income:
Dividend income	$4	$16	$20	$13	$11
Expenses:
Mortality and expense risk charges	1	6	6	31	8

Total Expenses	1	6	6	31	8
Less waived fees	-	-	-	-	-

Net Expenses	1	6	6	31	8

Net investment income (loss)	3	10	14	(18)	3

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	26	27	173	94	52
Realized gain distributions	4	-	-	165	35

Realized gains (losses)	30	27	173	259	87

Change in unrealized appreciation/ depreciation of investments during the period	32	230	224	686	188

Net increase (decrease) in net assets resulting from operations	$65	$267	$411	$927	$278

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2013

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division		Small Cap Value Division		International Growth Division

Income:
Dividend income	$7	$4	$7		$11		$8
Expenses:
Mortality and expense risk charges	4	5	1		5		2

Total Expenses	4	5	1		5		2
Less waived fees	-	-	-		-		-

Net Expenses	4	5	1		5		2

Net investment income (loss)	3	(1)	6		6		6

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	53	116	25		84		48
Realized gain distributions	4	-	8		5		-

Realized gains (losses)	57	116	33		89		48

Change in unrealized appreciation/ depreciation of investments during the period	132	107	28		194		51

Net increase (decrease) in net assets resulting from operations	$192	$222	$67		$289		$105

	Research International Core Division	International Equity Division	Emerging Markets Equity Division		Money Market Division		Short-Term Bond Division

Income:
Dividend income	$1	$95	$7		$3		$1
Expenses:
Mortality and expense risk charges	2	30	4		21		3

Total Expenses	2	30	4		21		3
Less waived fees	-	-	-		-		-

Net Expenses	2	30	4		21		3

Net investment income (loss)	(1)	65	3		(18)		(2)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	16	133	14		-		(2)
Realized gain distributions	-	1	2		-		-

Realized gains (losses)	16	134	16		-		(2)

Change in unrealized appreciation/ depreciation of investments during the period	86	633	(68)		-		4

Net increase (decrease) in net assets resulting from operations	$101	$832		$(49)		$(18)	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2013

(in thousands)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Income:
Dividend income	$107	$-	$9	$60	$45
Expenses:
Mortality and expense risk charges	24	2	3	6	5

Total Expenses	24	2	3	6	5
Less waived fees	-	-	-	-	-

Net Expenses	24	2	3	6	5

Net investment income (loss)	83	(2)	6	54	40

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(28)	(12)	7	53	20
Realized gain distributions	73	1	16	-	9

Realized gains (losses)	45	(11)	23	53	29

Change in unrealized appreciation/ depreciation of investments during the period	(252)	(40)	(112)	(47)	(95)

Net increase (decrease) in net assets resulting from operations	$(124)	$(53)	$(83)	$60	$(26)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Income:
Dividend income	$449	$67	$4	$11	$2
Expenses:
Mortality and expense risk charges	73	16	6	4	1

Total Expenses	73	16	6	4	1
Less waived fees	-	-	-	-	-

Net Expenses	73	16	6	4	1

Net investment income (loss)	376	51	(2)	7	1

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	152	14	126	72	18
Realized gain distributions	538	-	189	-	-

Realized gains (losses)	690	14	315	72	18

Change in unrealized appreciation/ depreciation of investments during the period	402	185	113	257	80

Net increase (decrease) in net assets resulting from operations	$1,468	$250	$426	$336	$99

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2013

(in thousands)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Core Bond Division	Russell Global Real Estate Securities Division

Income:
Dividend income	$5	$-	$12	$24	$72
Expenses:
Mortality and expense risk charges	3	-	4	8	8

Total Expenses	3	-	4	8	8
Less waived fees	-	-	-	-	-

Net Expenses	3	-	4	8	8

Net investment income (loss)	2	-	8	16	64

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	20	5	57	(6)	107
Realized gain distributions	22	8	-	5	68

Realized gains (losses)	42	13	57	(1)	175

Change in unrealized appreciation/ depreciation of investments during the period	62	17	39	(49)	(185)

Net increase (decrease) in net assets resulting from operations	$106	$30	$104	$(34)	$54

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division (3)

Income:
Dividend income	$10	$29	$18	$11	$-
Expenses:
Mortality and expense risk charges	5	7	6	5	-

Total Expenses	5	7	6	5	-
Less waived fees	-	-	-	-	-

Net Expenses	5	7	6	5	-

Net investment income (loss)	5	22	12	6	-

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	30	69	(1)	10	-
Realized gain distributions	10	12	-	-	-

Realized gains (losses)	40	81	(1)	10	-

Change in unrealized appreciation/ depreciation of investments during the period	(14)	32	107	61	9

Net increase (decrease) in net assets resulting from operations	$31	$135	$118	$77	$9

(3) Divison commenced operations on November 15, 2013.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$(1)	$(2)	$-	$(2)
Net realized gains (losses)	152	43	110	52
Net change in unrealized appreciation/depreciation	330	118	202	150

Net increase (decrease) in net assets resulting from operations	481	159	312	200

Contract Transactions:
Contract owners’ net payments	69	50	98	215
Annuity payments	-	-	-	-
Surrenders and other (net)	(74)	(148)	(222)	(186)
Transfers from other divisions or sponsor	438	170	2,297	1,459
Transfers to other divisions or sponsor	(512)	(115)	(2,376)	(1,393)

Net increase (decrease) in net assets resulting from contract transactions	(79)	(43)	(203)	95

Net increase (decrease) in net assets	402	116	109	295

Net Assets:
Beginning of period	1,409	1,293	1,278	983

End of period	$1,811	$1,409	$1,387	$1,278

Units issued during the period	278	117	954	738
Units redeemed during the period	(299)	(117)	(971)	(708)

Net units issued (redeemed) during the period	(21)	-	(17)	30

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$3	$5	$1	$1
Net realized gains (losses)	60	18	20	27
Net change in unrealized appreciation/depreciation	329	124	32	(6)

Net increase (decrease) in net assets resulting from operations	392	147	53	22

Contract Transactions:
Contract owners’ net payments	96	73	32	26
Annuity payments	-	-	-	-
Surrenders and other (net)	(295)	(99)	(8)	(18)
Transfers from other divisions or sponsor	906	759	192	279
Transfers to other divisions or sponsor	(998)	(730)	(224)	(307)

Net increase (decrease) in net assets resulting from contract transactions	(291)	3	(8)	(20)

Net increase (decrease) in net assets	101	150	45	2

Net Assets:
Beginning of period	1,515	1,365	183	181

End of period	$1,616	$1,515	$228	$183

Units issued during the period	565	500	224	348
Units redeemed during the period	(670)	(483)	(233)	(389)

Net units issued (redeemed) during the period	(105)	17	(9)	(41)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$72	$58	$3	$3
Net realized gains (losses)	405	86	30	5
Net change in unrealized appreciation/depreciation	1,056	551	32	23

Net increase (decrease) in net assets resulting from operations	1,533	695	65	31

Contract Transactions:
Contract owners’ net payments	298	255	21	17
Annuity payments	-	-	-	-
Surrenders and other (net)	(602)	(554)	(7)	(37)
Transfers from other divisions or sponsor	3,300	2,541	694	569
Transfers to other divisions or sponsor	(3,094)	(2,513)	(715)	(561)

Net increase (decrease) in net assets resulting from contract transactions	(98)	(271)	(7)	(12)

Net increase (decrease) in net assets	1,435	424	58	19

Net Assets:
Beginning of period	4,972	4,548	214	195

End of period	$6,407	$4,972	$272	$214

Units issued during the period	1,989	1,801	683	667
Units redeemed during the period	(1,791)	(1,731)	(690)	(695)

Net units issued (redeemed) during the period	198	70	(7)	(28)

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$10	$13	$14	$17
Net realized gains (losses)	27	(19)	173	61
Net change in unrealized appreciation/depreciation	230	109	224	125

Net increase (decrease) in net assets resulting from operations	267	103	411	203

Contract Transactions:
Contract owners’ net payments	21	54	101	249
Annuity payments	-	-	-	-
Surrenders and other (net)	(52)	(81)	(321)	(232)
Transfers from other divisions or sponsor	1,146	993	2,620	1,863
Transfers to other divisions or sponsor	(1,133)	(1,027)	(2,555)	(1,775)

Net increase (decrease) in net assets resulting from contract transactions	(18)	(61)	(155)	105

Net increase (decrease) in net assets	249	42	256	308

Net Assets:
Beginning of period	834	792	1,424	1,116

End of period	$1,083	$834	$1,680	$1,424

Units issued during the period	668	745	1,262	1,006
Units redeemed during the period	(678)	(788)	(1,326)	(889)

Net units issued (redeemed) during the period	(10)	(43)	(64)	117

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$(18)	$(24)	$3	$1
Net realized gains (losses)	259	19	87	48
Net change in unrealized appreciation/depreciation	686	418	188	80

Net increase (decrease) in net assets resulting from operations	927	413	278	129

Contract Transactions:
Contract owners’ net payments	156	122	50	58
Annuity payments	-	-	-	-
Surrenders and other (net)	(535)	(191)	(195)	(89)
Transfers from other divisions or sponsor	803	419	581	448
Transfers to other divisions or sponsor	(866)	(509)	(525)	(358)

Net increase (decrease) in net assets resulting from contract transactions	(442)	(159)	(89)	59

Net increase (decrease) in net assets	485	254	189	188

Net Assets:
Beginning of period	3,944	3,690	921	733

End of period	$4,429	$3,944	$1,110	$921

Units issued during the period	496	320	239	223
Units redeemed during the period	(553)	(325)	(257)	(194)

Net units issued (redeemed) during the period	(57)	(5)	(18)	29

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$3	$5	$(1)	$(5)
Net realized gains (losses)	57	25	116	32
Net change in unrealized appreciation/depreciation	132	59	107	32

Net increase (decrease) in net assets resulting from operations	192	89	222	59

Contract Transactions:
Contract owners’ net payments	110	129	24	31
Annuity payments	-	-	-	-
Surrenders and other (net)	(49)	(138)	(126)	(77)
Transfers from other divisions or sponsor	1,698	917	696	698
Transfers to other divisions or sponsor	(1,770)	(841)	(808)	(735)

Net increase (decrease) in net assets resulting from contract transactions	(11)	67	(214)	(83)

Net increase (decrease) in net assets	181	156	8	(24)

Net Assets:
Beginning of period	672	516	637	661

End of period	$853	$672	$645	$637

Units issued during the period	898	505	389	386
Units redeemed during the period	(905)	(463)	(459)	(410)

Net units issued (redeemed) during the period	(7)	42	(70)	(24)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$6	$4	$6	$(1)
Net realized gains (losses)	33	8	89	64
Net change in unrealized appreciation/depreciation	28	7	194	71

Net increase (decrease) in net assets resulting from operations	67	19	289	134

Contract Transactions:
Contract owners’ net payments	30	27	68	117
Annuity payments	-	-	-	-
Surrenders and other (net)	(82)	(20)	(142)	(143)
Transfers from other divisions or sponsor	288	265	1,784	1,182
Transfers to other divisions or sponsor	(260)	(174)	(1,763)	(1,204)

Net increase (decrease) in net assets resulting from contract transactions	(24)	98	(53)	(48)

Net increase (decrease) in net assets	43	117	236	86

Net Assets:
Beginning of period	209	92	967	881

End of period	$252	$209	$1,203	$967

Units issued during the period	235	257	646	538
Units redeemed during the period	(268)	(176)	(657)	(552)

Net units issued (redeemed) during the period	(33)	81	(11)	(14)

	International Growth Division		Research International Core Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$6	$6	$(1)	$5
Net realized gains (losses)	48	(16)	16	1
Net change in unrealized appreciation/depreciation	51	98	86	65

Net increase (decrease) in net assets resulting from operations	105	88	101	71

Contract Transactions:
Contract owners’ net payments	56	117	84	145
Annuity payments	-	-	-	-
Surrenders and other (net)	(32)	(116)	(91)	(72)
Transfers from other divisions or sponsor	1,149	990	1,468	769
Transfers to other divisions or sponsor	(1,273)	(971)	(1,475)	(616)

Net increase (decrease) in net assets resulting from contract transactions	(100)	20	(14)	226

Net increase (decrease) in net assets	5	108	87	297

Net Assets:
Beginning of period	606	498	572	275

End of period	$611	$606	$659	$572

Units issued during the period	681	599	1,619	1,084
Units redeemed during the period	(738)	(537)	(1,640)	(823)

Net units issued (redeemed) during the period	(57)	62	(21)	261

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$65	$82	$3	$(3)
Net realized gains (losses)	134	(115)	16	26
Net change in unrealized appreciation/depreciation	633	799	(68)	111

Net increase (decrease) in net assets resulting from operations	832	766	(49)	134

Contract Transactions:
Contract owners’ net payments	244	316	123	187
Annuity payments	-	-	-	-
Surrenders and other (net)	(593)	(384)	(128)	(155)
Transfers from other divisions or sponsor	4,593	3,651	1,874	1,171
Transfers to other divisions or sponsor	(4,890)	(3,687)	(1,823)	(1,002)

Net increase (decrease) in net assets resulting from contract transactions	(646)	(104)	46	201

Net increase (decrease) in net assets	186	662	(3)	335

Net Assets:
Beginning of period	4,327	3,665	959	624

End of period	$4,513	$4,327	$956	$959

Units issued during the period	2,476	2,294	1,908	1,194
Units redeemed during the period	(2,663)	(2,232)	(1,862)	(1,000)

Net units issued (redeemed) during the period	(187)	62	46	194

	Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$(18)	$(15)	$(2)	$4
Net realized gains (losses)	-	-	(2)	(28)
Net change in unrealized appreciation/depreciation	-	-	4	35

Net increase (decrease) in net assets resulting from operations	(18)	(15)	-	11

Contract Transactions:
Contract owners’ net payments	1,595	1,530	215	217
Annuity payments	-	-	-	-
Surrenders and other (net)	(359)	(714)	(77)	(587)
Transfers from other divisions or sponsor	1,949	1,258	1,272	699
Transfers to other divisions or sponsor	(2,343)	(2,142)	(1,260)	(1,097)

Net increase (decrease) in net assets resulting from contract transactions	842	(68)	150	(768)

Net increase (decrease) in net assets	824	(83)	150	(757)

Net Assets:
Beginning of period	2,483	2,566	646	1,403

End of period	$3,307	$2,483	$796	$646

Units issued during the period	2,301	1,991	1,312	878
Units redeemed during the period	(1,950)	(1,995)	(1,187)	(1,596)

Net units issued (redeemed) during the period	351	(4)	125	(718)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$83	$108	$(2)	$5
Net realized gains (losses)	45	154	(11)	32
Net change in unrealized appreciation/depreciation	(252)	(69)	(40)	(23)

Net increase (decrease) in net assets resulting from operations	(124)	193	(53)	14

Contract Transactions:
Contract owners’ net payments	505	539	27	7
Annuity payments	-	-	-	-
Surrenders and other (net)	(749)	(913)	(13)	(5)
Transfers from other divisions or sponsor	7,505	5,351	284	331
Transfers to other divisions or sponsor	(7,340)	(4,548)	(372)	(290)

Net increase (decrease) in net assets resulting from contract transactions	(79)	429	(74)	43

Net increase (decrease) in net assets	(203)	622	(127)	57

Net Assets:
Beginning of period	4,637	4,015	402	345

End of period	$4,434	$4,637	$275	$402

Units issued during the period	3,440	2,160	202	168
Units redeemed during the period	(3,170)	(1,860)	(231)	(148)

Net units issued (redeemed) during the period	270	300	(29)	20

	Inflation Protection Division		High Yield Bond Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$6	$18	$54	$56
Net realized gains (losses)	23	33	53	28
Net change in unrealized appreciation/depreciation	(112)	6	(47)	36

Net increase (decrease) in net assets resulting from operations	(83)	57	60	120

Contract Transactions:
Contract owners’ net payments	64	112	130	108
Annuity payments	-	-	-	-
Surrenders and other (net)	(287)	(146)	(183)	(154)
Transfers from other divisions or sponsor	1,708	1,488	2,490	1,506
Transfers to other divisions or sponsor	(1,592)	(1,123)	(2,493)	(1,290)

Net increase (decrease) in net assets resulting from contract transactions	(107)	331	(56)	170

Net increase (decrease) in net assets	(190)	388	4	290

Net Assets:
Beginning of period	1,017	629	1,161	871

End of period	$827	$1,017	$1,165	$1,161

Units issued during the period	1,299	1,023	1,080	647
Units redeemed during the period	(1,359)	(744)	(1,090)	(553)

Net units issued (redeemed) during the period	(60)	279	(10)	94

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$40	$-	$376	$81
Net realized gains (losses)	29	31	690	62
Net change in unrealized appreciation/depreciation	(95)	132	402	1,005

Net increase (decrease) in net assets resulting from operations	(26)	163	1,468	1,148

Contract Transactions:
Contract owners’ net payments	140	162	313	931
Annuity payments	-	-	(4)	-
Surrenders and other (net)	(285)	(186)	(1,117)	(1,001)
Transfers from other divisions or sponsor	2,652	2,196	1,901	1,484
Transfers to other divisions or sponsor	(2,375)	(1,971)	(1,889)	(1,956)

Net increase (decrease) in net assets resulting from contract transactions	132	201	(796)	(542)

Net increase (decrease) in net assets	106	364	672	606

Net Assets:
Beginning of period	1,323	959	13,232	12,626

End of period	$1,429	$1,323	$13,904	$13,232

Units issued during the period	1,860	1,493	1,304	1,341
Units redeemed during the period	(1,779)	(1,302)	(1,267)	(1,175)

Net units issued (redeemed) during the period	81	191	37	166

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$51	$(13)	$(2)	$-
Net realized gains (losses)	14	(9)	315	133
Net change in unrealized appreciation/depreciation	185	186	113	24

Net increase (decrease) in net assets resulting from operations	250	164	426	157

Contract Transactions:
Contract owners’ net payments	15	55	62	125
Annuity payments	-	-	-	-
Surrenders and other (net)	(760)	(52)	(198)	(129)
Transfers from other divisions or sponsor	184	119	2,249	1,685
Transfers to other divisions or sponsor	(138)	(148)	(2,218)	(1,678)

Net increase (decrease) in net assets resulting from contract transactions	(699)	(26)	(105)	3

Net increase (decrease) in net assets	(449)	138	321	160

Net Assets:
Beginning of period	1,793	1,655	1,273	1,113

End of period	$1,344	$1,793	$1,594	$1,273

Units issued during the period	116	113	696	624
Units redeemed during the period	(555)	(131)	(724)	(604)

Net units issued (redeemed) during the period	(439)	(18)	(28)	20

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division		Neuberger Berman AMT Socially Responsive Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$7	$8	$1	$-
Net realized gains (losses)	72	82	18	7
Net change in unrealized appreciation/depreciation	257	62	80	14

Net increase (decrease) in net assets resulting from operations	336	152	99	21

Contract Transactions:
Contract owners’ net payments	102	195	41	92
Annuity payments	-	-	-	-
Surrenders and other (net)	(45)	(175)	(36)	(29)
Transfers from other divisions or sponsor	1,920	1,508	964	391
Transfers to other divisions or sponsor	(1,986)	(1,481)	(959)	(342)

Net increase (decrease) in net assets resulting from contract transactions	(9)	47	10	112

Net increase (decrease) in net assets	327	199	109	133

Net Assets:
Beginning of period	1,117	918	273	140

End of period	$1,444	$1,117	$382	$273

Units issued during the period	1,587	1,265	806	474
Units redeemed during the period	(1,600)	(1,133)	(799)	(364)

Net units issued (redeemed) during the period	(13)	132	7	110

	Russell Multi-Style Equity Division		Russell Aggressive Equity Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$2	$4	$-	$-
Net realized gains (losses)	42	75	13	20
Net change in unrealized appreciation/depreciation	62	1	17	(4)

Net increase (decrease) in net assets resulting from operations	106	80	30	16

Contract Transactions:
Contract owners’ net payments	7	44	2	12
Annuity payments	-	-	-	-
Surrenders and other (net)	(17)	(330)	(6)	(77)
Transfers from other divisions or sponsor	836	768	236	132
Transfers to other divisions or sponsor	(840)	(1,117)	(187)	(187)

Net increase (decrease) in net assets resulting from contract transactions	(14)	(635)	45	(120)

Net increase (decrease) in net assets	92	(555)	75	(104)

Net Assets:
Beginning of period	332	887	58	162

End of period	$424	$332	$133	$58

Units issued during the period	645	752	127	92
Units redeemed during the period	(654)	(1,372)	(102)	(169)

Net units issued (redeemed) during the period	(9)	(620)	25	(77)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Russell Non-U.S. Division		Russell Core Bond Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$8	$7	$16	$35
Net realized gains (losses)	57	(46)	(1)	136
Net change in unrealized appreciation/depreciation	39	141	(49)	(18)

Net increase (decrease) in net assets resulting from operations	104	102	(34)	153

Contract Transactions:
Contract owners’ net payments	19	52	143	213
Annuity payments	-	-	-	-
Surrenders and other (net)	(137)	(250)	(377)	(912)
Transfers from other divisions or sponsor	891	800	4,870	4,110
Transfers to other divisions or sponsor	(906)	(894)	(4,445)	(4,236)

Net increase (decrease) in net assets resulting from contract transactions	(133)	(292)	191	(825)

Net increase (decrease) in net assets	(29)	(190)	157	(672)

Net Assets:
Beginning of period	578	768	1,566	2,238

End of period	$549	$578	$1,723	$1,566

Units issued during the period	677	728	2,520	1,994
Units redeemed during the period	(767)	(977)	(2,435)	(2,345)

Net units issued (redeemed) during the period	(90)	(249)	85	(351)

	Russell Global Real Estate Securities Division		Russell LifePoints Moderate Strategy Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$64	$69	$5	$11
Net realized gains (losses)	175	96	40	8
Net change in unrealized appreciation/depreciation	(185)	195	(14)	23

Net increase (decrease) in net assets resulting from operations	54	360	31	42

Contract Transactions:
Contract owners’ net payments	217	174	78	225
Annuity payments	-	-	-	-
Surrenders and other (net)	(258)	(270)	(35)	(36)
Transfers from other divisions or sponsor	2,566	1,940	214	180
Transfers to other divisions or sponsor	(2,497)	(1,836)	(361)	(166)

Net increase (decrease) in net assets resulting from contract transactions	28	8	(104)	203

Net increase (decrease) in net assets	82	368	(73)	245

Net Assets:
Beginning of period	1,669	1,301	622	377

End of period	$1,751	$1,669	$549	$622

Units issued during the period	786	607	227	337
Units redeemed during the period	(779)	(601)	(317)	(169)

Net units issued (redeemed) during the period	7	6	(90)	168

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Russell LifePoints Balanced Strategy Division		Russell LifePoints Growth Strategy Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$22	$18	$12	$9
Net realized gains (losses)	81	21	(1)	10
Net change in unrealized appreciation/depreciation	32	83	107	71

Net increase (decrease) in net assets resulting from operations	135	122	118	90

Contract Transactions:
Contract owners’ net payments	750	27	38	145
Annuity payments	-	-	-	-
Surrenders and other (net)	(76)	(104)	(67)	(50)
Transfers from other divisions or sponsor	1,140	1,277	1,391	1,004
Transfers to other divisions or sponsor	(1,257)	(1,422)	(1,394)	(1,003)

Net increase (decrease) in net assets resulting from contract transactions	557	(222)	(32)	96

Net increase (decrease) in net assets	692	(100)	86	186

Net Assets:
Beginning of period	976	1,076	779	593

End of period	$1,668	$976	$865	$779

Units issued during the period	1,538	1,182	1,248	1,145
Units redeemed during the period	(1,100)	(1,383)	(1,278)	(1,044)

Net units issued (redeemed) during the period	438	(201)	(30)	101

	Russell LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Period November 15 to December 31, 2013

Operations:
Net investment income (loss)	$6	$3	$-
Net realized gains (losses)	10	13	-
Net change in unrealized appreciation/depreciation	61	44	9

Net increase (decrease) in net assets resulting from operations	77	60	9

Contract Transactions:
Contract owners’ net payments	11	61	11
Annuity payments	-	-	-
Surrenders and other (net)	-	(53)	-
Transfers from other divisions or sponsor	118	60	708
Transfers to other divisions or sponsor	(193)	(80)	(140)

Net increase (decrease) in net assets resulting from contract transactions	(64)	(12)	579

Net increase (decrease) in net assets	13	48	588

Net Assets:
Beginning of period	467	419	-

End of period	$480	$467	$588

Units issued during the period	121	134	104
Units redeemed during the period	(185)	(149)	(21)

Net units issued (redeemed) during the period	(64)	(15)	83

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2013

1.	Organization

NML Variable Annuity Account C (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund unallocated group combination variable annuity contracts (“contracts”) to provide retirement annuity benefits for self-employed persons and their eligible employees and individual flexible payment deferred variable annuity contracts (“Network Edition”) of certain eligible persons. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.50% of purchase payments; Simplified Load contracts with an installment fee of $750; and Network Edition contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust, the Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Portfolio’s should be read in conjunction with the financial statements and footnotes of the Divisions. Each Division of the account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests.

On September 18, 2013, the Securities Exchange Commission approved an application from Northwestern Mutual on behalf of the Account permitting Northwestern Mutual to automatically transfer all remaining contract values in the Northwestern Mutual Commodities Return Strategy Division to the Credit Suisse Trust Commodity Return Strategy Division. The transfer was executed on November 15, 2013 and is included in the Statement of Changes in Net Assets as part of the transfers from other divisions or sponsor line item. Additionally, Northwestern Mutual will periodically reimburse contract owners for the additional operating expenses of the Credit Suisse Trust Commodity Return Strategy Division. Refer to note 4 - Expenses and Related Party Transactions footnote.

2.	Significant Accounting Policies

A.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2013, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 securities are valued at fair value as determined by quoted prices in active markets for identical securities. All changes in fair value are recorded as change in unrealized appreciation/ depreciation of investments during the period in the statements of operations of the applicable Division.

C.	Investment Income, Securities Transactions and Contract Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. All dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2013

2.	Significant Accounting Policies (continued)

D.	Annuity Reserves – At income plan election values accumulated are transferred out of the Separate Account (accumulation) and to the General Account (annuitization) and all related payouts are funded by the Sponsor. The income plan policyholders claims however are against the Separate Account and it therefore provides additional clarity to users of the Separate Account statements to disclose the estimate of such claims as if the Sponsor were unable to resolve this liability as of the valuation date and income plan payments made were to reduce the net assets of the Separate Account which is comprised of the future benefit of policies in the accumulation phase. Such reserves are determined by the Actuarial Department of the Sponsor Company and are a component of the Sponsor’s total Separate Accounts reserves. Annuity reserves are based on published annuity tables with age adjustment and interest based on actual investment experience and assumed investment rates of 3.50% or 5.00%.

E.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The operations of the Account are included in Northwestern Mutual’s consolidated income tax return. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2013 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$234	$198
Focused Appreciation	104	307
Large Cap Core Stock	128	417
Large Cap Blend	43	43
Index 500 Stock	847	754
Large Company Value	29	29
Domestic Equity	43	51
Equity Income	206	347
Mid Cap Growth Stock	417	712
Index 400 Stock	195	243
Mid Cap Value	135	139
Small Cap Growth Stock	30	244
Index 600 Stock	98	107
Small Cap Value	105	145
International Growth	67	161
Research International Core	119	134
International Equity	400	978
Emerging Markets Equity	209	158
Money Market	1,616	792
Short-Term Bond	289	141
Select Bond	1,054	965
Long-Term U.S. Government Bond	31	107
Inflation Protection	204	289
High Yield Bond	209	212
Multi-Sector Bond	472	291
Balanced	1,351	1,232
Asset Allocation	116	764
Fidelity VIP Mid Cap	280	199
Fidelity VIP Contrafund	117	118

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2013

3.	Purchases and Sales of Investments (continued)

Division	Purchases	Sales
Neuberger Berman AMT Socially Responsive	$49	$37
Russell Multi-Style Equity	40	24
Russell Aggressive Equity	59	6
Russell Non-U.S.	68	190
Russell Core Bond	754	532
Russell Global Real Estate Securities	451	289
Russell LifePoints Moderate Strategy	99	188
Russell LifePoints Balanced Strategy	790	199
Russell LifePoints Growth Strategy	56	76
Russell LifePoints Equity Growth Strategy	22	80
Credit Suisse Trust Commodity Return Strategy	579	-

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981 or beginning May 1, 1984 and prior to January 6, 1992 there is no deduction for mortality and expense risks. For those contracts issued beginning May 1, 1984 and prior to January 6, 1992 the rates may be increased by the Board of Trustees of Northwestern Mutual, not to exceed a 0.25% annual rate.

There are no contracts outstanding that were issued on or after December 17, 1981, and prior to May 1, 1984.

For contracts issued on or after January 6, 1992, for the Front Load version and the Simplified Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.65% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 1.00% and 1.50% annual rates, respectively.

For Network Edition contracts issued on or after October 16, 2006, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% annual rate.

The net operating expenses of the Credit Suisse Trust Commodity Return Strategy Portfolio are limited to 1.05% of average net assets through November 15, 2015 by Credit Suisse Trust and Credit Suisse Asset Management, LLC. Pursuant to the substitution order of the Securities and Exchange Commission, effective November 15, 2013 through November 15, 2015, Northwestern Mutual will periodically reimburse contract owners to the extent the net operating expenses of the Credit Suisse Trust Commodity Return Strategy Portfolio exceed that of the fee waiver agreement of 0.95% of the Northwestern Mutual Commodities Return Strategy Portfolio which was in place at the time of the substitution.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2013

5.	Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Growth Stock
Year Ended 12/31/13	396	$1.416355	to	$49.977915	$1,811	0.69%	0.35%	to	1.25%	34.18%	to	35.86%
Year Ended 12/31/12	417	1.046126	to	36.785012	1,409	0.60	0.35	to	1.25	11.53	to	12.94
Year Ended 12/31/11	417	0.929516	to	32.569595	1,293	0.75	0.35	to	1.25	(2.52)	to	(1.30)
Year Ended 12/31/10	470	0.945056	to	32.998214	1,452	0.76	0.35	to	1.25	10.98	to	12.37
Year Ended 12/31/09	816	0.843984	to	29.365924	1,945	0.51	0.35	to	1.25	35.47	to	37.17
Focused Appreciation
Year Ended 12/31/13	455	$2.658335	to	$30.372615	$1,387	0.48%	0.35%	to	1.25%	27.41%	to	29.01%
Year Ended 12/31/12	472	2.086517	to	23.543734	1,278	0.30	0.35	to	1.25	18.64	to	20.14
Year Ended 12/31/11	442	1.758640	to	19.596705	983	0.17	0.35	to	1.25	(7.26)	to	(6.10)
Year Ended 12/31/10	656	1.896360	to	20.869750	1,438	0.00	0.35	to	1.25	7.98	to	9.33
Year Ended 12/31/09	580	1.756290	to	19.088595	1,171	0.00	0.35	to	1.25	40.71	to	42.47
Large Cap Core Stock
Year Ended 12/31/13	612	$1.338280	to	$37.544148	$1,616	1.16%	0.35%	to	1.25%	26.99%	to	28.58%
Year Ended 12/31/12	717	1.044453	to	29.198468	1,515	1.22	0.35	to	1.25	10.24	to	11.63
Year Ended 12/31/11	700	0.938936	to	26.156583	1,365	1.14	0.35	to	1.25	(2.43)	to	(1.21)
Year Ended 12/31/10	717	0.953769	to	26.477036	1,520	1.20	0.35	to	1.25	11.51	to	12.91
Year Ended 12/31/09	814	0.847680	to	23.449551	1,667	0.83	0.35	to	1.25	27.73	to	29.33
Large Cap Blend
Year Ended 12/31/13	180	$1.102119	to	$11.980322	$228	0.92%	0.35%	to	1.25%	29.24%	to	30.86%
Year Ended 12/31/12	189	0.852786	to	9.155103	183	0.92	0.35	to	1.25	13.76	to	15.20
Year Ended 12/31/11	230	0.749617	to	7.947227	181	0.63	0.35	to	1.25	(3.50)	to	(2.29)
Year Ended 12/31/10	299	0.776814	to	8.133668	240	0.91	0.35	to	1.25	12.88	to	14.29
Year Ended 12/31/09	222	0.688193	to	7.116544	156	1.13	0.35	to	1.25	25.82	to	27.40
Index 500 Stock
Year Ended 12/31/13	1,378	$1.553803	to	$91.297175	$6,407	1.87%	0.35%	to	1.25%	30.42%	to	32.05%
Year Ended 12/31/12	1,180	1.180763	to	69.136117	4,972	1.82	0.35	to	1.25	14.31	to	15.76
Year Ended 12/31/11	1,110	1.023649	to	59.726031	4,548	1.75	0.35	to	1.25	0.69	to	1.95
Year Ended 12/31/10	1,452	1.007582	to	58.583796	6,040	1.97	0.35	to	1.25	13.47	to	14.89
Year Ended 12/31/09	1,527	0.880039	to	50.989051	6,158	1.00	0.35	to	1.25	24.83	to	26.40
Large Company Value
Year Ended 12/31/13	213	$1.128421	to	$12.266796	$272	1.49%	0.35%	to	1.25%	29.66%	to	31.29%
Year Ended 12/31/12	220	0.870270	to	9.343226	214	1.86	0.35	to	1.25	15.02	to	16.47
Year Ended 12/31/11	248	0.756619	to	8.021755	195	1.70	0.35	to	1.25	0.23	to	1.49
Year Ended 12/31/10	238	0.754864	to	7.904105	185	1.47	0.35	to	1.25	9.58	to	10.95
Year Ended 12/31/09	230	0.688889	to	7.123912	161	2.03	0.35	to	1.25	19.20	to	20.70
Domestic Equity
Year Ended 12/31/13	570	$1.725835	to	$20.154766	$1,083	1.70%	0.35%	to	1.25%	32.37%	to	34.03%
Year Ended 12/31/12	580	1.303845	to	15.037814	834	2.19	0.35	to	1.25	12.92	to	14.35
Year Ended 12/31/11	623	1.154666	to	13.151218	792	2.01	0.35	to	1.25	(0.34)	to	0.91
Year Ended 12/31/10	819	1.158641	to	13.033112	1,021	2.25	0.35	to	1.25	13.20	to	14.62
Year Ended 12/31/09	1,026	1.023538	to	11.370681	1,114	3.44	0.35	to	1.25	27.92	to	29.52
Equity Income
Year Ended 12/31/13	680	$2.223419	to	$25.403806	$1,680	1.24%	0.35%	to	1.25%	28.33%	to	29.94%
Year Ended 12/31/12	744	1.732638	to	19.550985	1,424	1.69	0.35	to	1.25	15.77	to	17.23
Year Ended 12/31/11	627	1.496618	to	16.677245	1,116	1.48	0.35	to	1.25	(2.15)	to	(0.92)
Year Ended 12/31/10	522	1.529461	to	16.832155	958	1.80	0.35	to	1.25	13.90	to	15.33
Year Ended 12/31/09	473	1.342833	to	14.595160	762	2.98	0.35	to	1.25	23.04	to	24.58

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2013

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Mid Cap Growth Stock
Year Ended 12/31/13	572	$1.365189	to	$94.654719	$4,429	0.31%	0.35%	to	1.25%	23.98%	to	25.53%
Year Ended 12/31/12	629	1.091338	to	75.402575	3,944	0.13	0.35	to	1.25	10.57	to	11.97
Year Ended 12/31/11	634	0.978142	to	67.344023	3,690	0.24	0.35	to	1.25	(7.34)	to	(6.18)
Year Ended 12/31/10	875	1.046214	to	71.778944	5,057	0.27	0.35	to	1.25	22.32	to	23.86
Year Ended 12/31/09	1,109	0.847659	to	57.953082	5,360	0.10	0.35	to	1.25	30.46	to	32.09 (2)
Index 400 Stock
Year Ended 12/31/13	312	$3.068389	to	$39.846886	$1,110	1.07%	0.35%	to	1.25%	31.51%	to	33.16%
Year Ended 12/31/12	330	2.312315	to	29.923387	921	0.94	0.35	to	1.25	16.18	to	17.64
Year Ended 12/31/11	301	1.972440	to	25.435391	733	0.80	0.35	to	1.25	(3.14)	to	(1.92)
Year Ended 12/31/10	420	2.018189	to	25.934506	1,056	1.03	0.35	to	1.25	24.73	to	26.29
Year Ended 12/31/09	514	1.603663	to	20.535699	960	0.30	0.35	to	1.25	35.30	to	37.00
Mid Cap Value
Year Ended 12/31/13	304	$2.414353	to	$27.585004	$853	0.95%	0.35%	to	1.25%	28.63%	to	30.24%
Year Ended 12/31/12	311	1.876997	to	21.179677	672	1.56	0.35	to	1.25	15.12	to	16.57
Year Ended 12/31/11	269	1.630487	to	18.168731	516	1.77	0.35	to	1.25	(1.84)	to	(0.61)
Year Ended 12/31/10	287	1.660995	to	18.279525	547	1.44	0.35	to	1.25	18.44	to	19.93
Year Ended 12/31/09	249	1.402378	to	15.242180	405	1.16	0.35	to	1.25	21.71	to	23.24
Small Cap Growth Stock
Year Ended 12/31/13	228	$1.854311	to	$43.773190	$645	0.52%	0.35%	to	1.25%	36.88%	to	38.60%
Year Ended 12/31/12	298	1.342607	to	31.582975	637	0.00	0.35	to	1.25	8.12	to	9.48
Year Ended 12/31/11	322	1.230655	to	28.847575	661	0.34	0.35	to	1.25	(3.98)	to	(2.78)
Year Ended 12/31/10	379	1.270262	to	29.671998	841	0.73	0.35	to	1.25	24.29	to	25.85
Year Ended 12/31/09	402	1.012887	to	23.577314	841	0.05	0.35	to	1.25	29.55	to	31.17
Index 600 Stock
Year Ended 12/31/13	139	$1.540384	to	$16.744685	$252	3.71%	0.35%	to	1.25%	38.92%	to	40.67%
Year Ended 12/31/12	172	1.108809	to	11.903891	209	3.36	0.35	to	1.25	14.35	to	15.80
Year Ended 12/31/11	91	0.969630	to	10.280016	92	0.81	0.35	to	1.25	(0.35)	to	0.90
Year Ended 12/31/10	87	0.973013	to	10.188115	86	2.37	0.35	to	1.25	24.34	to	25.90
Year Ended 12/31/09	143	0.782515	to	8.092006	113	4.76	0.35	to	1.25	23.62	to	25.17
Small Cap Value
Year Ended 12/31/13	344	$2.915464	to	$34.046809	$1,203	1.10%	0.35%	to	1.25%	30.13%	to	31.76%
Year Ended 12/31/12	355	2.240441	to	25.839588	967	0.39	0.35	to	1.25	14.88	to	16.33
Year Ended 12/31/11	369	1.950281	to	22.212770	881	0.61	0.35	to	1.25	(2.58)	to	(1.36)
Year Ended 12/31/10	452	2.002032	to	22.519799	1,072	1.09	0.35	to	1.25	20.44	to	21.95
Year Ended 12/31/09	456	1.662307	to	18.466637	850	0.84	0.35	to	1.25	26.59	to	28.18
International Growth
Year Ended 12/31/13	267	$1.757474	to	$20.524033	$611	1.39%	0.35%	to	1.25%	18.32%	to	19.81%
Year Ended 12/31/12	324	1.485329	to	17.130842	606	1.50	0.35	to	1.25	16.52	to	17.99
Year Ended 12/31/11	262	1.274777	to	14.519220	498	1.11	0.35	to	1.25	(14.24)	to	(13.17)
Year Ended 12/31/10	372	1.486506	to	16.720938	743	0.93	0.35	to	1.25	14.99	to	16.43
Year Ended 12/31/09	782	1.292776	to	14.361577	1,173	0.66	0.35	to	1.25	21.64	to	23.16
Research International Core
Year Ended 12/31/13	591	$1.007038	to	$10.947312	$659	0.12%	0.35%	to	1.25%	17.45%	to	18.92%
Year Ended 12/31/12	612	0.857448	to	9.205651	572	1.76	0.35	to	1.25	15.30	to	16.76
Year Ended 12/31/11	351	0.743659	to	7.884380	275	1.96	0.35	to	1.25	(11.59)	to	(10.48)
Year Ended 12/31/10	159	0.841136	to	8.807210	137	1.67	0.35	to	1.25	9.68	to	11.05
Year Ended 12/31/09	159	0.766928	to	7.930688	123	1.92	0.35	to	1.25	29.20	to	30.82
International Equity
Year Ended 12/31/13	1,561	$2.045816	to	$5.431053	$4,513	2.17%	0.35%	to	1.25%	19.87%	to	21.38%
Year Ended 12/31/12	1,748	1.691434	to	4.474566	4,327	2.70	0.35	to	1.25	20.00	to	21.52
Year Ended 12/31/11	1,686	1.396839	to	3.682261	3,665	2.08	0.35	to	1.25	(11.21)	to	(10.10)
Year Ended 12/31/10	1,630	1.559174	to	4.095847	4,169	2.86	0.35	to	1.25	6.34	to	7.67
Year Ended 12/31/09	1,862	1.453155	to	3.803991	4,928	1.53	0.35	to	1.25	31.46	to	33.11 (2)

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(2)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2013

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Emerging Markets Equity
Year Ended 12/31/13	871	$0.992029	to	$10.783888	$956	0.74%	0.35%	to	1.25%	(6.33%)	to	(5.15%)
Year Ended 12/31/12	825	1.059049	to	11.369632	959	0.16	0.35	to	1.25	17.35	to	18.83
Year Ended 12/31/11	631	0.902488	to	9.567929	624	0.92	0.35	to	1.25	(19.67)	to	(18.66)
Year Ended 12/31/10	612	1.123423	to	11.762676	732	0.94	0.35	to	1.25	22.55	to	24.08
Year Ended 12/31/09	396	0.916732	to	9.479669	391	1.39	0.35	to	1.25	67.63	to	69.73
Money Market
Year Ended 12/31/13	1,724	$1.266305	to	$41.539003	$3,307	0.09%	0.35%	to	1.25%	(1.14%)	to	0.10%
Year Ended 12/31/12	1,373	1.269494	to	41.497953	2,483	0.14	0.35	to	1.25	(1.10)	to	0.15
Year Ended 12/31/11	1,377	1.272116	to	41.437528	2,566	0.14	0.35	to	1.25	(1.10)	to	0.14
Year Ended 12/31/10	1,312	1.274791	to	41.380226	2,834	0.29	0.35	to	1.25	(0.95)	to	0.29
Year Ended 12/31/09	1,646	1.275502	to	41.258586	3,499	0.82	0.35	to	1.25	(0.49)	to	0.76	(2)
Short-Term Bond
Year Ended 12/31/13	655	$1.117123	to	$12.142453	$796	0.17%	0.35%	to	1.25%	(0.70%)	to	0.55%
Year Ended 12/31/12	530	1.124968	to	12.076410	646	1.49	0.35	to	1.25	0.80	to	2.07
Year Ended 12/31/11	1,248	1.116091	to	11.832025	1,403	1.31	0.35	to	1.25	(0.69)	to	0.55
Year Ended 12/31/10	1,311	1.123849	to	11.766917	1,488	6.29	0.35	to	1.25	2.35	to	3.63
Year Ended 12/31/09	366	1.098062	to	11.354253	408	1.89	0.35	to	1.25	5.89	to	7.22
Select Bond
Year Ended 12/31/13	1,611	$2.085516	to	$200.286369	$4,434	2.37%	0.35%	to	1.25%	(3.37%)	to	(2.16%)
Year Ended 12/31/12	1,341	2.138973	to	204.702189	4,637	2.94	0.35	to	1.25	3.66	to	4.96
Year Ended 12/31/11	1,041	2.045015	to	195.021673	4,015	3.26	0.35	to	1.25	5.83	to	7.16
Year Ended 12/31/10	1,068	1.915070	to	181.992325	4,269	3.69	0.35	to	1.25	5.27	to	6.59
Year Ended 12/31/09	1,024	1.803021	to	170.745431	4,547	3.10	0.35	to	1.25	8.01	to	9.37
Long-Term U.S Government Bond
Year Ended 12/31/13	170	$1.426196	to	$15.502339	$275	0.02%	0.35%	to	1.25%	(14.35%)	to	(13.27%)
Year Ended 12/31/12	199	1.665149	to	17.875038	402	1.93	0.35	to	1.25	2.46	to	3.75
Year Ended 12/31/11	179	1.625206	to	17.228764	345	2.01	0.35	to	1.25	27.33	to	28.92
Year Ended 12/31/10	187	1.276411	to	13.364058	283	4.95	0.35	to	1.25	9.25	to	10.62
Year Ended 12/31/09	160	1.168325	to	12.080758	222	0.04	0.35	to	1.25	(8.14)	to	(6.98)
Inflation Protection
Year Ended 12/31/13	614	$1.239806	to	$13.476716	$827	1.06%	0.35%	to	1.25%	(9.47%)	to	(8.33%)
Year Ended 12/31/12	674	1.369504	to	14.701699	1,017	2.45	0.35	to	1.25	6.01	to	7.35
Year Ended 12/31/11	395	1.291820	to	13.694886	629	0.04	0.35	to	1.25	10.54	to	11.93
Year Ended 12/31/10	336	1.168621	to	12.235594	504	4.14	0.35	to	1.25	4.29	to	5.60
Year Ended 12/31/09	201	1.120557	to	11.586945	315	2.79	0.35	to	1.25	8.62	to	9.98
High Yield Bond
Year Ended 12/31/13	407	$2.571334	to	$43.465300	$1,165	5.09%	0.35%	to	1.25%	4.52%	to	5.84%
Year Ended 12/31/12	417	2.438069	to	41.068270	1,161	6.35	0.35	to	1.25	12.47	to	13.89
Year Ended 12/31/11	323	2.148291	to	36.059875	871	7.36	0.35	to	1.25	3.30	to	4.59
Year Ended 12/31/10	300	2.061124	to	34.475967	833	7.41	0.35	to	1.25	13.14	to	14.56
Year Ended 12/31/09	328	1.805518	to	30.094875	818	4.38	0.35	to	1.25	43.59	to	45.39
Multi-Sector Bond
Year Ended 12/31/13	932	$1.421330	to	$15.449941	$1,429	3.44%	0.35%	to	1.25%	(2.80%)	to	(1.58%)
Year Ended 12/31/12	851	1.462316	to	15.698283	1,323	0.44	0.35	to	1.25	13.51	to	14.94
Year Ended 12/31/11	660	1.288261	to	13.657358	959	5.92	0.35	to	1.25	3.69	to	4.99
Year Ended 12/31/10	405	1.242452	to	13.008698	594	7.28	0.35	to	1.25	11.78	to	13.19
Year Ended 12/31/09	333	1.111473	to	11.493079	441	3.30	0.35	to	1.25	20.56	to	22.08

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(2)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2013

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Balanced
Year Ended 12/31/13	1,724	$1.710188	to	$172.248875	$13,904	3.32%	0.35%	to	1.25%	10.69%	to	12.08%
Year Ended 12/31/12	1,687	1.531157	to	153.677764	13,232	1.19	0.35	to	1.25	8.33	to	9.69
Year Ended 12/31/11	1,521	1.400766	to	140.096515	12,626	2.76	0.35	to	1.25	0.85	to	2.11
Year Ended 12/31/10	1,956	1.376613	to	137.200077	14,320	2.10	0.35	to	1.25	10.57	to	11.96
Year Ended 12/31/09	2,235	1.233923	to	122.549243	15,683	3.50	0.35	to	1.25	19.93	to	21.43
Asset Allocation
Year Ended 12/31/13	761	$1.668437	to	$19.484028	$1,344	3.88%	0.35%	to	1.25%	15.22%	to	16.67%
Year Ended 12/31/12	1,200	1.448020	to	16.700324	1,793	0.23	0.35	to	1.25	9.63	to	11.02
Year Ended 12/31/11	1,218	1.320779	to	15.042893	1,655	2.31	0.35	to	1.25	(1.31)	to	(0.08)
Year Ended 12/31/10	1,158	1.338348	to	15.054442	1,728	2.94	0.35	to	1.25	11.61	to	13.01
Year Ended 12/31/09	1,302	1.199154	to	13.321541	1,738	2.99	0.35	to	1.25	25.51	to	27.09
Fidelity VIP Mid Cap
Year Ended 12/31/13	404	$3.535842	to	$40.398542	$1,594	0.28%	0.35%	to	1.25%	34.18%	to	35.87%
Year Ended 12/31/12	432	2.635062	to	29.733518	1,273	0.40	0.35	to	1.25	13.13	to	14.56
Year Ended 12/31/11	412	2.329143	to	25.953961	1,113	0.02	0.35	to	1.25	(11.96)	to	(10.85)
Year Ended 12/31/10	447	2.645449	to	29.113348	1,351	0.13	0.35	to	1.25	26.98	to	28.57
Year Ended 12/31/09	422	2.083395	to	22.643898	1,007	0.47	0.35	to	1.25	38.02	to	39.75
Fidelity VIP Contrafund
Year Ended 12/31/13	932	$1.380421	to	$15.005573	$1,444	0.86%	0.35%	to	1.25%	29.33%	to	30.95%
Year Ended 12/31/12	945	1.067369	to	11.458810	1,117	1.17	0.35	to	1.25	14.69	to	16.14
Year Ended 12/31/11	813	0.930627	to	9.866342	918	0.72	0.35	to	1.25	(3.99)	to	(2.78)
Year Ended 12/31/10	963	0.969284	to	10.148873	1,077	1.09	0.35	to	1.25	15.48	to	16.93
Year Ended 12/31/09	766	0.839369	to	8.679754	757	1.33	0.35	to	1.25	33.79	to	35.47
Neuberger Berman AMT Socially Responsive
Year Ended 12/31/13	260	$1.356400	to	$14.744385	$382	0.71%	0.35%	to	1.25%	35.90%	to	37.60%
Year Ended 12/31/12	253	0.998110	to	10.715212	273	0.28	0.35	to	1.25	9.60	to	10.98
Year Ended 12/31/11	143	0.910717	to	9.655117	140	0.38	0.35	to	1.25	(4.28)	to	(3.08)
Year Ended 12/31/10	180	0.951436	to	9.961969	173	0.04	0.35	to	1.25	21.33	to	22.85
Year Ended 12/31/09	134	0.784155	to	8.108774	106	2.71	0.35	to	1.25	29.80	to	31.43
Russell Multi-Style Equity
Year Ended 12/31/13	293	$1.346869	to	$16.178812	$424	1.22%	0.35%	to	1.25%	31.27%	to	32.92%
Year Ended 12/31/12	302	1.026015	to	12.171877	332	1.30	0.35	to	1.25	14.25	to	15.69
Year Ended 12/31/11	922	0.898065	to	10.521100	887	0.98	0.35	to	1.25	(2.77)	to	(1.55)
Year Ended 12/31/10	1,302	0.923622	to	10.686543	1,267	0.92	0.35	to	1.25	15.02	to	16.46
Year Ended 12/31/09	1,463	0.803032	to	9.176223	1,233	1.31	0.35	to	1.25	29.77	to	31.40
Russell Aggressive Equity
Year Ended 12/31/13	57	$2.222420	to	$26.724835	$133	0.43%	0.35%	to	1.25%	38.27%	to	40.00%
Year Ended 12/31/12	32	1.592979	to	19.088862	58	0.93	0.35	to	1.25	14.39	to	15.84
Year Ended 12/31/11	109	1.380064	to	16.479338	162	0.47	0.35	to	1.25	(5.39)	to	(4.20)
Year Ended 12/31/10	239	1.445652	to	17.202203	364	0.47	0.35	to	1.25	23.33	to	24.88
Year Ended 12/31/09	292	1.161700	to	13.775086	360	0.51	0.35	to	1.25	29.77	to	31.39
Russell Non-U.S.
Year Ended 12/31/13	343	$1.486514	to	$18.624500	$549	2.16%	0.35%	to	1.25%	20.40%	to	21.91%
Year Ended 12/31/12	433	1.223636	to	15.277391	578	1.79	0.35	to	1.25	18.32	to	19.81
Year Ended 12/31/11	682	1.024882	to	12.750860	768	1.69	0.35	to	1.25	(13.96)	to	(12.88)
Year Ended 12/31/10	861	1.180537	to	14.635995	1,130	0.90	0.35	to	1.25	10.04	to	11.42
Year Ended 12/31/09	873	1.063216	to	13.135524	1,037	2.87	0.35	to	1.25	24.92	to	26.49
Russell Core Bond
Year Ended 12/31/13	839	$1.838117	to	$22.077570	$1,723	1.45%	0.35%	to	1.25%	(2.67%)	to	(1.45%)
Year Ended 12/31/12	754	1.888622	to	22.402721	1,566	2.41	0.35	to	1.25	7.02	to	8.38
Year Ended 12/31/11	1,105	1.764666	to	20.671320	2,238	3.15	0.35	to	1.25	3.39	to	4.68
Year Ended 12/31/10	1,040	1.706840	to	19.746605	2,032	3.83	0.35	to	1.25	8.66	to	10.02
Year Ended 12/31/09	1,229	1.570866	to	17.945158	2,153	4.79	0.35	to	1.25	14.38	to	15.81
Russell Global Real Estate Securities
Year Ended 12/31/13	446	$3.240150	to	$38.920595	$1,751	4.04%	0.35%	to	1.25%	2.36%	to	3.65%
Year Ended 12/31/12	439	3.165381	to	37.550773	1,669	4.98	0.35	to	1.25	25.97	to	27.56
Year Ended 12/31/11	433	2.512877	to	29.438654	1,301	2.24	0.35	to	1.25	(8.20)	to	(7.05)
Year Ended 12/31/10	438	2.737367	to	31.671345	1,458	2.21	0.35	to	1.25	21.40	to	22.92
Year Ended 12/31/09	756	2.254880	to	25.765834	1,890	5.80	0.35	to	1.25	27.34	to	28.94

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2013

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Russell LifePoints Moderate Strategy
Year Ended 12/31/13	424	$1.248227	to	$13.568584	$549	1.69%	0.35%	to	1.25%	5.46%	to	6.79%
Year Ended 12/31/12	514	1.183568	to	12.706153	622	3.19	0.35	to	1.25	9.68	to	11.07
Year Ended 12/31/11	346	1.079083	to	11.440046	377	2.52	0.35	to	1.25	(1.12)	to	0.12
Year Ended 12/31/10	313	1.091278	to	11.426097	342	4.34	0.35	to	1.25	11.23	to	12.62
Year Ended 12/31/09	340	0.981117	to	10.145364	334	3.05	0.35	to	1.25	20.93	to	22.45
Russell LifePoints Balanced Strategy
Year Ended 12/31/13	1,298	$1.219361	to	$13.255096	$1,668	2.52%	0.35%	to	1.25%	11.03%	to	12.43%
Year Ended 12/31/12	860	1.098181	to	11.789785	976	2.36	0.35	to	1.25	11.55	to	12.96
Year Ended 12/31/11	1,061	0.984507	to	10.437591	1,076	2.08	0.35	to	1.25	(3.60)	to	(2.40)
Year Ended 12/31/10	1,153	1.021321	to	10.693804	1,207	3.84	0.35	to	1.25	12.65	to	14.06
Year Ended 12/31/09	1,019	0.906670	to	9.375663	939	3.22	0.35	to	1.25	23.93	to	25.49
Russell LifePoints Growth Strategy
Year Ended 12/31/13	722	$1.158315	to	$12.591524	$865	2.24%	0.35%	to	1.25%	15.11%	to	16.56%
Year Ended 12/31/12	752	1.006249	to	10.802768	779	2.03	0.35	to	1.25	12.79	to	14.22
Year Ended 12/31/11	651	0.892120	to	9.458077	593	1.86	0.35	to	1.25	(5.91)	to	(4.73)
Year Ended 12/31/10	590	0.948175	to	9.927918	568	2.92	0.35	to	1.25	13.64	to	15.06
Year Ended 12/31/09	593	0.834382	to	8.628185	500	2.42	0.35	to	1.25	26.99	to	28.59
Russell LifePoints Equity Growth Strategy
Year Ended 12/31/13	441	$1.080041	to	$11.740704	$480	2.47%	0.35%	to	1.25%	18.33%	to	19.81%
Year Ended 12/31/12	505	0.912766	to	9.799317	467	1.74	0.35	to	1.25	14.24	to	15.68
Year Ended 12/31/11	520	0.799007	to	8.471141	419	1.49	0.35	to	1.25	(7.39)	to	(6.22)
Year Ended 12/31/10	456	0.862730	to	9.033430	395	2.80	0.35	to	1.25	13.67	to	15.09
Year Ended 12/31/09	468	0.759004	to	7.848817	356	0.81	0.35	to	1.25	29.20	to	30.83
Credit Suisse Trust Commodity Return Strategy
Period Ended 12/31/13 (3)	83	$6.852188	to	$7.085099	$588	0.00%	0.35%	to	1.25%	1.63%	to	1.79%

6.	Subsequent Event

Management has evaluated the events and/or the transactions that have occurred through the date of the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(3)	Division commenced operations on November 15, 2013.

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company Board of Trustees and

Contract Owners of NML Variable Annuity Account C

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of NML Variable Annuity Account C and its Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Money Market Division, Short-Term Bond Division, Select Bond Division, Long-Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, Russell Global Real Estate Securities Division, Russell LifePoints Moderate Strategy Division, Russell LifePoints Balanced Strategy Division, Russell LifePoints Growth Strategy Division, Russell LifePoints Equity Growth Strategy Division, Credit Suisse Trust Commodity Return Strategy Division, at December 31, 2013, and the results of their operations and the changes in their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2013 by correspondence with Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust, the Russell Investment Funds and Credit Suisse Trust, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 28, 2014

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contract.

The Northwestern Mutual Life Insurance Company

Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The Northwestern Mutual

Life Insurance Company

Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Financial Position

(in millions)

	December 31,
	2013	2012

Assets:
Bonds	$122,331	$114,524
Mortgage loans	26,845	24,346
Policy loans	16,306	15,789
Common and preferred stocks	2,965	4,266
Real estate	1,506	1,304
Other investments	12,184	11,353
Cash and temporary investments	2,262	2,393

Total investments	184,399	173,975

Due and accrued investment income	1,840	1,822
Net deferred tax assets	2,647	2,556
Deferred premium and other assets	2,877	2,721
Separate account assets	25,343	21,376

Total assets	$217,106	$202,450

Liabilities and surplus:
Reserves for policy benefits	$158,751	$149,599
Policyowner dividends payable	5,210	5,041
Interest maintenance reserve	1,194	1,224
Asset valuation reserve	3,358	3,216
Income taxes payable	550	507
Other liabilities	5,501	5,311
Separate account liabilities	25,343	21,376

Total liabilities	199,907	186,274

Surplus:
Surplus notes	1,750	1,750
Unassigned surplus	15,449	14,426

Total surplus	17,199	16,176

Total liabilities and surplus	$217,106	$202,450

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Operations

(in millions)

	For the years ended
	December 31,
	2013	2012	2011

Revenue:
Premiums	$16,599	$15,394	$14,618
Net investment income	8,744	8,677	8,439
Other income	566	550	538

Total revenue	25,909	24,621	23,595

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	7,949	7,302	7,074
Net additions to policy benefit reserves	9,018	8,561	7,949
Net transfers to separate accounts	542	492	481

Total benefits	17,509	16,355	15,504

Commissions and operating expenses	2,680	2,609	2,437

Total benefits and expenses	20,189	18,964	17,941

Gain from operations before dividends and taxes	5,720	5,657	5,654

Policyowner dividends	5,212	5,045	4,973

Gain from operations before taxes	508	612	681
Income tax expense (benefit)	(18)	37	6

Net gain from operations	526	575	675
Net realized capital gains (losses)	276	208	(30)

Net income	$802	$783	$645

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

	For the years ended
	December 31,
	2013	2012	2011

Beginning of year balance	$16,176	$14,813	$14,385

Net income	802	783	645

Change in net unrealized capital gains (losses)	346	379	(213)

Change in net deferred tax assets	237	315	242

Change in nonadmitted assets and other	(58)	(173)	(142)

Change in asset valuation reserve	(142)	133	(99)

Change in reserve valuation basis	-	(59)	-

Change in accounting principle	(162)	(15)	(5)

Net increase in surplus	1,023	1,363	428

End of year balance	$17,199	$16,176	$14,813

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Cash Flows

(in millions)

	For the years ended
	December 31,
	2013	2012	2011

Cash flows from operating activities:
Premiums and other income received	$12,243	$11,211	$10,529
Investment income received	8,827	8,901	8,537
Benefit payments to policyowners and beneficiaries	(8,215)	(7,702)	(7,336)
Net transfers to separate accounts	(527)	(474)	(459)
Commissions, expenses and taxes paid	(2,802)	(3,118)	(2,607)

Net cash provided by operating activities	9,526	8,818	8,664

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	36,567	33,733	32,769
Common and preferred stocks	4,305	7,277	8,467
Mortgage loans	2,169	2,707	2,249
Real estate	83	570	10
Other investments	1,268	1,706	1,688

Subtotal proceeds from investments	44,392	45,993	45,183

Cost of investments acquired:
Bonds	43,758	44,102	39,143
Common and preferred stocks	3,018	3,690	6,907
Mortgage loans	4,670	4,040	3,760
Real estate	290	192	233
Other investments	1,856	1,731	1,931

Subtotal cost of investments acquired	53,592	53,755	51,974

Disbursement of policy loans, net of repayments	517	642	674

Net cash applied to investing activities	(9,717)	(8,404)	(7,465)

Cash flows from financing and miscellaneous sources:
Net inflows (outflows) on deposit-type contracts	93	113	(154)
Other cash applied	(33)	(555)	(552)

Net cash provided by (applied to) financing and miscellaneous sources	60	(442)	(706)

Net increase (decrease) in cash and temporary investments	(131)	(28)	493
Cash and temporary investments, beginning of year	2,393	2,421	1,928

Cash and temporary investments, end of year	$2,262	$2,393	$2,421

Supplemental disclosures of cash flow information
Non-cash investing activities not included above:
Bond forward committments	$17,482	$17,139	$9,532
Bond refinancings and exchanges	2,156	1,842	2,376
Mortgage loan refinancings	831	1,089	725
Transfers with affiliated entities	911	-	196
Common stock exchanges	81	110	133

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets throughout the United States of America.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

The Company utilizes an accounting practice that varies from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the Company and the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances. The Company currently utilizes a permitted practice for its investment in Frank Russell Company (see Note 11). During 2013, the Company discontinued the use of a permitted practice for the valuation of its oil and gas investments (see Note 3).

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance. Policy loans earn interest at either a fixed rate or at a variable rate that is reset annually, dependent on the related election made by the policyowner when applying for their policy. Some policies with a fixed rate loan provision permit the Company, at its discretion, to set the interest rate below that specified by the policy. Annual interest rates on policy loans ranged from 3.97% to 8.00% for loans outstanding at December 31, 2013. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined using the “direct recognition method,” whereby dividends on the loaned portion of such policies are calculated with reference to the interest rate charged on the policy loan. As a result, the Company considers the unpaid principal balance of policy loans to approximate fair value.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in stated-rate investment options through the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 14 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

insurance benefits are reported as premiums in the consolidated statements of operations but are not included in premiums received or benefit payments in the consolidated statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with securities lending and interest expense related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

consolidated statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $41 million and $35 million at December 31, 2013 and 2012, respectively, are included in other assets in the consolidated statements of financial position and are net of accumulated depreciation of $256 million and $233 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. Depreciation expense for IT equipment and software totaled $70 million, $67 million and $71 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million for each of the years ended December 31, 2013, 2012 and 2011.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be “other than temporary.” Realized capital gains and losses as reported in the consolidated statements of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest-rate related capital gains or losses. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary valuation adjustments.

Unrealized capital gains and losses include currency translation adjustments on foreign-denominated bonds and changes in the fair value of common stocks and other equity investments and are reported net of any related changes in deferred taxes. Other changes in the Company’s equity method share of the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Changes in unrealized capital gains and losses are reported in the consolidated statements of changes in surplus. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as “nonadmitted” on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

consolidated statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company does make bond, equity and other investments that are denominated in a foreign currency or issued by an entity doing business in another country. Investments denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current market foreign currency exchange rates. Translation gains or losses relating to fluctuations in market exchange rates are reported as a change in unrealized capital gains and losses until the related investment security is sold or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

Company management has evaluated events subsequent to December 31, 2013 through February 21, 2014, the date these consolidated financial statements were available to be issued. Based on this evaluation, it is management’s opinion that no events subsequent to December 31, 2013 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (“SVO”) of the NAIC evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Statement value and fair value of bonds at December 31, 2013 and 2012, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2013	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$6,582	$626	$(46)	$7,162

States, territories and possessions	694	51	(7)	738

Special revenue and assessments	27,179	595	(639)	27,135

All foreign governments	328	39	(4)	363

Hybrid securities	292	26	(28)	290

Industrial and miscellaneous	87,256	5,154	(1,070)	91,340

Total bonds	$122,331	$6,491	$(1,794)	$127,028

December 31, 2012	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$7,203	$1,393	$(1)	$8,595

States, territories and possessions	677	135	-	812

Special revenue and assessments	24,183	1,375	(10)	25,548

All foreign governments	326	66	-	392

Hybrid securities	450	35	(36)	449

Industrial and miscellaneous	81,685	9,009	(212)	90,482

Total bonds	$114,524	$12,013	$(259)	$126,278

Bonds classified by the NAIC as “special revenue and assessments” consist primarily of government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as “industrial and miscellaneous” consist primarily of notes issued by corporate entities, private utilities and structured securities not issued by government agencies.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Statement value of bonds by SVO rating category at December 31, 2013 and 2012 was as follows:

December 31, 2013	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$6,582	$-	$-	$-	$-	$-	$6,582

States, territories and possessions	694	-	-	-	-	-	694

Special revenue and assessments	27,115	46	-	-	18	-	27,179

All foreign governments	289	39	-	-	-	-	328

Hybrid securities	121	156	7	8	-	-	292

Industrial and miscellaneous	39,176	36,595	5,799	3,971	1,648	67	87,256

Total bonds	$73,977	$36,836	$5,806	$3,979	$1,666	$67	$122,331

December 31, 2012	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$7,203	$-	$-	$-	$-	$-	$7,203

States, territories and possessions	677	-	-	-	-	-	677

Special revenue and assessments	24,080	28	31	44	-	-	24,183

All foreign governments	300	26	-	-	-	-	326

Hybrid securities	144	208	42	56	-	-	450

Industrial and miscellaneous	36,839	34,676	5,015	3,628	1,370	157	81,685

Total bonds	$69,243	$34,938	$5,088	$3,728	$1,370	$157	$114,524

Based on statement value, 91% of the Company’s bond portfolio was rated either 1 or 2 (i.e., rated as “investment grade”) by the SVO at each of December 31, 2013 and 2012.

Statement value and fair value of bonds by contractual maturity at December 31, 2013 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)
Due in one year or less	$2,940	$2,992
Due after one year through five years	28,284	30,216
Due after five years through ten years	37,394	38,730
Due after ten years	19,339	20,548

Subtotal	87,957	92,486
Structured securities	34,374	34,542

Total bonds	$122,331	$127,028

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The Company’s bond portfolio includes investments in structured securities, with a significant concentration in residential mortgage-backed securities issued by government agencies. Statement value and fair value of structured securities at December 31, 2013 and 2012, aggregated by investment grade or “below investment grade” (i.e., rated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2013	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Residential mortgage-backed:
Government agencies	$25,526	$25,405	$-	$-	$25,526	$25,405
Other prime	385	386	2	2	387	388
Other below-prime	79	81	22	25	101	106
Commercial mortgage-backed:
Government agencies	534	549	-	-	534	549
Conduit	2,000	2,035	129	120	2,129	2,155
Re-REMIC	500	529	5	8	505	537
Other commercial mortgage-backed	68	75	19	19	87	94
Other asset-backed	4,989	5,186	116	122	5,105	5,308

Total structured securities	$34,081	$34,246	$293	$296	$34,374	$34,542

December 31, 2012	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Residential mortgage-backed:
Government agencies	$22,738	$23,783	$-	$-	$22,738	$23,783
Other prime	289	304	9	8	298	312
Other below-prime	163	167	41	42	204	209
Commercial mortgage-backed:
Government agencies	414	454	-	-	414	454
Conduit	1,902	2,003	136	97	2,038	2,100
Re-REMIC	514	561	31	32	545	593
Other commercial mortgage-backed	82	88	28	20	110	108
Other asset-backed	4,594	5,015	202	205	4,796	5,220

Total structured securities	$30,696	$32,375	$447	$404	$31,143	$32,779

Based on statement value, 99% of the Company’s structured securities portfolio was rated as investment grade at each of December 31, 2013 and 2012.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method.

The statement value of mortgage loans by collateral property type and U.S. geographic location at December 31, 2013 and 2012 was as follows:

December 31, 2013	East	Midwest	South	West	Total
	(in millions)
Apartment	$2,268	$357	$1,754	$3,198	$7,577
Office	2,513	599	1,673	3,549	8,334
Retail	2,961	815	2,265	1,989	8,030
Warehouse/Industrial	438	213	374	1,047	2,072
Other	145	139	299	249	832

Total	$8,325	$2,123	$6,365	$10,032	$26,845

December 31, 2012	East	Midwest	South	West	Total
	(in millions)
Apartment	$2,129	$372	$1,556	$2,760	$6,817
Office	2,292	416	1,599	3,057	7,364
Retail	2,368	649	2,110	1,892	7,019
Warehouse/Industrial	468	231	493	1,083	2,275
Other	168	143	299	261	871

Total	$7,425	$1,811	$6,057	$9,053	$24,346

The statement value of mortgage loans by contractual maturity at December 31, 2013 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
(in millions)
Due in one year or less	$705
Due after one year through two years	1,649
Due after two years through five years	7,346
Due after five years through eight years	6,024
Due after eight years	11,121

$26,845

All mortgage loans were current on contractual interest and principal payments at each of December 31, 2013 and 2012. The maximum and minimum interest rates for mortgage loans originated during 2013 were 6.50% and 3.00%, respectively, while these rates during 2012 were 6.00% and 3.50%, respectively. The aggregate weighted-average ratio of amounts loaned to the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

fair value of collateral (“loan-to-value ratio”) for mortgage loans originated or refinanced during 2013 and 2012 was 59% and 60%, respectively, with a maximum of 100% for any single loan during each of 2013 and 2012. Loans with a 100% loan-to-value (“LTV”) ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced with conventional mortgage loans having a LTV ratio between 50% and 70% upon completion of construction. At December 31, 2013 and 2012, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 55% and 57%, respectively.

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2013 and 2012 was as follows:

December 31, 2013	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$2,204	$4,826	$376	$171	$7,577
Office	2,295	5,428	546	65	8,334
Retail	3,121	4,465	392	52	8,030
Warehouse/Industrial	407	1,330	251	84	2,072
Other	132	600	61	39	832

Total	$8,159	$16,649	$1,626	$411	$26,845

December 31, 2012	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$1,513	$4,485	$562	$257	$6,817
Office	2,175	4,513	626	50	7,364
Retail	1,607	4,876	497	39	7,019
Warehouse/Industrial	464	1,017	728	66	2,275
Other	90	635	74	72	871

Total	$5,849	$15,526	$2,487	$484	$24,346

The aggregate statement value of mortgage loans with LTV ratios in excess of 100% was $95 million and $104 million at December 31, 2013 and 2012, respectively.

The estimated fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company’s real estate professionals. More frequent updates are performed if deemed necessary by changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a proposal by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

of loan maturity and/or changes to loan covenants. When such modifications are made, statutory accounting guidance requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company reported $0, $9 million and $0 of realized capital losses related to troubled debt restructuring of mortgage loans for the years ended December 31, 2013, 2012 and 2011, respectively. At December 31, 2013 and 2012, the Company had $66 million and $68 million, respectively, of principal outstanding on mortgage loans that were considered “restructured.”

In circumstances where management has deemed it probable that the Company will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in unrealized capital gains and losses in the consolidated statements of changes in surplus. If management later determines that the decline in value is other than temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company reported a $3 million valuation allowance at December 31, 2013 on two mortgage loans with an aggregate statement value of $23 million. The Company had no mortgage loan valuation allowance at December 31, 2012.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $2.4 billion and $3.6 billion of common stock included in the consolidated statements of financial position at December 31, 2013 and 2012, respectively. The fair value for publicly-traded common stocks is based primarily on quoted market prices. For private common stocks without quoted market prices, fair value is based upon internally-developed pricing models and external pricing sources. The equity method is generally used to report investments in common stock of unconsolidated, non-insurance subsidiaries. Common and preferred stocks as reported in the consolidated statements of financial position do not include $3 million and $7 million of equity in unconsolidated subsidiaries that was nonadmitted at December 31, 2013 and 2012, respectively. See Note 14 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2013 and 2012, the consolidated statements of financial position included $553 million and $657 million, respectively, of preferred stocks. The fair value for preferred stocks is based primarily on internally-developed pricing models. See Note 11 regarding the Company’s investments in Frank Russell Company preferred stock and Note 14 for more information regarding the fair value of the Company’s investments in preferred stock.

Real Estate

Real estate investments are reported at cost, less any valuation adjustments, encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated based primarily on the capitalization of stabilized net operating income.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2013 and 2012 was as follows:

December 31, 2013	East	Midwest	South	West	Total
	(in millions)
Apartment	$267	$27	$57	$257	$608
Office	66	407	101	42	616
Warehouse/Industrial	41	18	-	167	226
Other	51	-	5	-	56

Total	$425	$452	$163	$466	$1,506

December 31, 2012	East	Midwest	South	West	Total
	(in millions)
Apartment	$182	$28	$35	$235	$480
Office	67	358	145	22	592
Warehouse/Industrial	11	-	-	164	175
Other	52	-	5	-	57

Total	$312	$386	$185	$421	$1,304

The Company’s home office properties are included in the tables above (Office/Midwest) and had an aggregate statement value of $296 million and $247 million at December 31, 2013 and 2012, respectively. The remainder of the Company’s investments in real estate is held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (“JVs”) and limited liability companies (“LLCs”). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through a wholly-owned, non-insurance investment holding company organized as a limited liability company. The statement value of other investments held directly or indirectly by the Company at December 31, 2013 and 2012 was as follows:

	December 31,
	2013	2012
	(in millions)
Securities partnerships and LLCs	$4,255	$4,362
Bonds	2,099	2,129
Real estate JVs, partnerships and LLCs	1,814	1,876
Common and preferred stocks	1,208	604
Real estate	826	905
Low income housing tax credit properties	443	412
Leveraged leases	234	276
Derivative instruments	186	106
Cash and temporary investments	129	168
Other assets, net	990	515

Total	$12,184	$11,353

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The aggregate statement value of other investments held indirectly through non-insurance investment holding companies was $6.2 billion and $5.9 billion at December 31, 2013 and 2012, respectively. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the consolidated statements of financial position using the equity method based on the Company’s share of the underlying entities’ audited GAAP-basis equity. Other investments as reported in the consolidated statements of financial position do not include $187 million and $79 million of nonadmitted assets consisting primarily of equity in unconsolidated subsidiaries and oil and gas investments at December 31, 2013 and 2012, respectively. For securities partnerships and LLCs, bonds, common and preferred stocks, cash and temporary investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate-related investments (including JVs, partnerships and LLCs), tax credit properties and leveraged leases, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 13 years and 14 years of unexpired credits at December 31, 2013 and 2012, respectively. The required holding period for tax credit properties is 15 years.

At December 31, 2012, oil and gas investments were reported in the consolidated statements of financial position using the full cost method, an accounting method that was permitted by the OCI. The Company discontinued the use of this permitted practice during 2013. At December 31, 2013, oil and gas investments were recorded using the equity method of accounting. However, the statement value of these investments was nonadmitted from assets and surplus in the consolidated statements of financial position as audits were not performed for these investments. The $38 million decrease in the statement value of these investments was reported as a change in accounting principle in the consolidated statements of changes in surplus.

See Note 4 for more information regarding the Company’s use of derivatives.

Net Investment Income

The sources of net investment income for the years ended December 31, 2013, 2012 and 2011 were as follows:

	For the years ended December 31,
	2013	2012	2011
	(in millions)
Bonds	$5,500	$5,398	$5,382
Mortgage loans	1,412	1,453	1,336
Policy loans	1,089	1,056	1,068
Common and preferred stocks	178	226	246
Real estate	176	195	235
Derivative instruments	30	29	26
Other investments	617	653	545
Amortization of IMR	262	189	119

Gross investment income	9,264	9,199	8,957
Less: investment expenses	520	522	518

Net investment income	$8,744	$8,677	$8,439

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Accrued investment income more than ninety days past due is a nonadmitted asset and reported as a direct reduction to surplus in the consolidated statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2013, 2012 and 2011 were as follows:

	For the year ended December 31, 2013			For the year ended December 31, 2012			For the year ended December 31, 2011
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)			(in millions)			(in millions)

Bonds	$772	$(463)	$309	$786	$(397)	$389	$ 988	$(277)	$711
Common and preferred stocks	583	(64)	519	756	(361)	395	884	(514)	370
Mortgage loans	-	-	-	-	(9)	(9)	2	(1)	1
Real estate	35	-	35	375	(69)	306	66	(4)	62
Other investments	178	(230)	(52)	237	(315)	(78)	318	(595)	(277)

Subtotal	$1,568	$(757)	811	$2,154	$(1,151)	1,003	$ 2,258	$(1,391)	867

Less: IMR gains (before taxes)			356			463			645
Less: Capital gains tax			179			332			252

Net realized capital gains (losses)			$276			$208			$ (30)

Realized capital gains and losses are generally the result of normal investment trading activity. Realized capital gains from real estate investments for the year ended December 31, 2012 included a $297 million pretax gain from the sale of a single commercial office property in Seattle, Washington. Proceeds from the sale of bonds totaled $24 billion at each of the years ended December 31, 2013, 2012 and 2011.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that is “other than temporary.” Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other than temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry segment credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary valuation adjustment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other than temporary for the years ended December 31, 2013, 2012 and 2011 were as follows:

	For the years ended December 31,
	2013	2012	2011
Bonds, common and preferred stocks:	(in millions)
Structured securities	$(14)	$(36)	$(37)
Financial services	(3)	(42)	(38)
Consumer discretionary	(9)	(26)	(23)
Industrials	(14)	(35)	(7)
Energy	-	(30)	(22)
Other	(11)	(30)	(13)

Subtotal	(51)	(199)	(140)

Other investments:
Real estate and RE funds	(9)	(59)	(49)
Mortgage loans	-	(9)	-
Securities partnerships	(6)	-	-
Energy and transportation	-	-	(30)

Subtotal	(15)	(68)	(79)

Total	$(66)	$(267)	$(219)

In addition to the realized capital losses above, $45 million, $42 million and $30 million of other-than-temporary valuation adjustments were recorded by the Company’s unconsolidated, non-insurance subsidiaries for the years ended December 31, 2013, 2012 and 2011, respectively. The decline in the Company’s equity in these subsidiaries resulting from these valuation adjustments is reported in changes in net unrealized capital gains and losses in the consolidated statements of changes in surplus.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Other-than-temporary valuation adjustments on structured securities for the years ended December 31, 2013, 2012 and 2011, including the circumstances of the adjustment, were as follows:

	For the years ended December 31,
	2013	2012	2011
	(in millions)
Intent to sell	$-	$-	$-
Present value of cash flows expected to be collected is less than amortized cost basis	(14)	(36)	(37)

Total	$(14)	$(36)	$(37)

At December 31, 2013, the Company continued to hold structured securities with aggregate statement values and fair values of $78 million and $92 million, respectively, for which other-than-temporary valuation adjustments totaling $186 million had been recognized since the adoption of Statement of Statutory Accounting Principle No. 43R, Loan-backed and Structured Securities (“SSAP 43R”) during 2009. These valuation adjustments were necessary because the present value of expected cash flows was less than the amortized cost of the security.

Unrealized Capital Gains and Losses

Changes in net unrealized capital gains and losses for the years ended December 31, 2013, 2012 and 2011 were as follows:

	For the years ended December 31,
	2013	2012	2011
	(in millions)
Bonds	$61	$165	$(89)
Common and preferred stocks	52	10	(550)
Other investments	331	279	248

Subtotal	444	454	(391)
Change in deferred taxes	(98)	(75)	178

Change in net unrealized capital gains (losses)	$346	$379	$(213)

Unrealized capital gains and losses include currency translation adjustments on foreign-denominated bonds and changes in the fair value of common stocks and other investments. Other changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated, non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Net unrealized capital gains (losses) for the years ended December 31, 2013, 2012 and 2011 included $(292) million, $(323) million and $(204) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated, non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries is reported as a change in unrealized capital gains and losses when earned under the equity method of accounting. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2013 and 2012 were as follows:

	December 31, 2013
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$38,433	$36,949	$(1,484)	$3,305	$2,946	$(359)
Common and preferred stocks	170	152	(18)	23	19	(4)

Total	$38,603	$37,101	$(1,502)	$3,328	$2,965	$(363)

	December 31, 2012
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$5,388	$5,296	$(92)	$1,513	$1,198	$(315)
Common and preferred stocks	326	303	(23)	380	315	(65)

Total	$5,714	$5,599	$(115)	$1,893	$1,513	$(380)

During 2013, an increase in risk-free market interest rates led to an increase in bonds for which amortized cost exceeded fair value. The vast majority of these bonds were current on contractual interest and principal payments and are otherwise performing according to their contractual terms at December 31, 2013. The decrease in the aggregate amount by which the cost of common and preferred stocks exceeded fair value was due to equity market appreciation during 2013. Based on the results of the impairment review process described above, management considers these declines in fair value to be temporary based on current facts and circumstances.

At December 31, 2013 and 2012, the structured securities in an unrealized capital loss position for greater than 12 months was $213 million and $219 million, respectively, while structured securities in an unrealized capital loss position for less than 12 months was $531 million and $10 million, respectively.

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

At December 31, 2013 and 2012, the aggregate statement value of loaned securities was $704 million and $757 million, respectively, while the aggregate fair value of these loaned securities, all lent with open terms, was $705 million and $797 million, respectively. All of the securities on loan at December 31, 2013 and 2012 were bonds. The offsetting liability of $725 million and $816

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

million, reflecting the obligation to return the collateral, is reported in other liabilities in the consolidated statements of financial position at December 31, 2013 and 2012, respectively.

The Company manages counterparty and other risks associated with its securities lending program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 102% of the market value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2013 and 2012, reinvested securities lending collateral held by the Company was $733 million and $817 million, respectively, which is reported at amortized cost.

The amortized cost, fair value and remaining term to maturity of reinvested securities lending collateral held by the Company at December 31, 2013 and 2012 were as follows:

	December 31,
	2013		2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)

30 days or less	$213	$213	$286	$286
31-60 days	67	67	18	18
61-90 days	2	2	60	60
91-120 days	77	77	14	14
121-180 days	49	49	110	110
181-365 days	18	18	4	4
1-2 years	185	185	244	246
2-3 years	52	52	25	25
Greater than 3 years	70	70	56	56

Total	$733	$733	$817	$819

At December 31, 2013, the consolidated statements of financial position included $457 million in bonds and $276 million in cash and temporary investments related to the collateral assets summarized above. At December 31, 2012, the consolidated statements of financial position included $365 million in bonds and $452 million in cash and temporary investments related to these collateral assets.

There were no securities on loan within the separate accounts at either December 31, 2013 or 2012.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). The Company utilizes collateral support agreements with counterparties in connection with both securities lending and derivative transactions. Collateral in the form of securities is also required to be held on deposit with certain states. At December 31, 2013 and 2012, collateral relating to these programs was primarily in the form of cash, temporary investments and bonds, including U.S. Government securities. The Company had no pledged or restricted assets in the separate accounts at December 31, 2013 or 2012. See Note 4 for more information regarding the Company’s derivative portfolio.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Statement value of restricted assets at December 31, 2013 and 2012, summarized by type of restriction, was as follows:

	December 31,
	2013		2012
		(in millions)
Securities on loan	$704		$757

Derivatives collateral	8		121

Securities on deposit with states	7		7

Total restricted assets	$719		$885

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded or contracted in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing counterparties.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

In addition to hedging, the Company uses derivatives for the purpose of investment replication. A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. These instruments are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The premium received by the Company at the inception of the contract is deferred until the contract matures or is exercised by the counterparty or amortized over the life of the contract (if the term of the derivative is greater than one year).

The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using industry-standard models with market observable inputs.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company held $152 million and $164 million of collateral under its collateral support arrangements at December 31, 2013 and 2012, respectively. The collateral is reported as cash and temporary investments in the consolidated statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. The Company held no securities collateral at December 31, 2013 and 2012.

The Company posted $8 million and $121 million of bond securities collateral and $11 million and $21 million of cash collateral under these arrangements at December 31, 2013 and 2012, respectively. Bond securities posted as collateral are recorded as bonds and cash posted as collateral is recorded as other investments in the consolidated statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost (if any) in the consolidated statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2013, 2012 and 2011, there were no gains or losses recorded with respect to derivatives that ceased to qualify for cash flow hedge accounting or for which the Company removed the cash flow hedge accounting designation.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to ten years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to thirty years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds for U.S. dollar-denominated payments, based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the consolidated statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified bond at a specified price at a future date.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Foreign currency futures are used to mitigate the foreign exchange risk of investments in portfolios of foreign securities. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency at a specified rate on a future date.

Equity total return swaps are used to mitigate market risk for investments in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Investment Replications

Fixed income futures replications are used in conjunction with the purchase of cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Fixed income futures replications are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The Company did not have any open positions during 2013 or 2012.

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with interest rate swaps. Interest rate swap replications, including the derivative components, are reported at amortized cost. The Company did not have any open contracts during 2013. The average fair value of open contracts was $3 million during 2012.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Equity total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Equity total return swaps are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $4 million during 2013 and 2012.

Equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity index futures replications are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The Company did not have any open positions during 2013 or 2012.

Income Generation

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a specified price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The Company did not have any open positions during 2013 or 2012.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The effects of the Company’s use of derivative instruments on the consolidated statements of financial position at December 31, 2013 and 2012 were as follows:

	December 31, 2013
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$950	$9	$-	$79	$-
Interest rate swaps	92	-	-	10	(1)
Foreign exchange contracts:
Foreign currency swaps	1,240	26	(76)	23	(59)

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	2,660	129	-	129	-
Fixed income futures	808	-	-	-	-
Foreign exchange contracts:
Foreign currency forwards	2,061	20	(42)	20	(42)
Foreign currency futures	-	-	-	-	-
Equity contracts:
Equity total return swaps	104	-	(2)	-	(2)
Equity index futures	-	-	-	-	-
Credit contracts:
Purchased credit default swaps	113	-	(1)	-	(1)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	-	-	-	-
Equity contracts:
Equity total return swaps	106	2	-	2	-

Income generation:
Equity contracts:
Written equity call options (covered)	-	-	-	-	-

Total derivatives		$186	$(121)	$263	$(105)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

	December 31, 2012
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$950	$10	$-	$137	$-
Interest rate swaps	52	-	-	14	-
Foreign exchange contracts:
Foreign currency swaps	999	20	(100)	22	(61)

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	2,441	67	-	67	-
Fixed income futures	811	5	-	5	-
Foreign exchange contracts:
Foreign currency forwards	871	1	(20)	1	(20)
Foreign currency futures	3	-	-	-	-
Equity contracts:
Equity total return swaps	101	-	(1)	-	(1)
Equity index futures	-	-	-	-	-
Credit contracts:
Purchased credit default swaps	138	-	(2)	-	(2)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	-	-	-	-
Equity contracts:
Equity total return swaps	167	3	-	3	-

Income generation:
Equity contracts:
Written equity call options (covered)	-	-	-	-	-

Total derivatives		$106	$(123)	$249	$(84)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments and other liabilities in the consolidated statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The effects of the Company’s use of derivative instruments on the consolidated statements of operations and changes in surplus for the years ended December 31, 2013, 2012 and 2011 were as follows:

	For the year ended December 31, 2013
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$28
Interest rate swaps	-	-	3
Foreign exchange contracts:
Foreign currency swaps	28	(9)	8

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	46	-	(7)
Fixed income futures	(5)	21	-
Foreign exchange contracts:
Foreign currency forwards	(3)	(1)	-
Foreign currency futures	-	-	-
Equity contracts:
Equity total return swaps	(1)	(31)	-
Equity index futures	-	(2)	-
Credit contracts:
Purchased credit default swaps	1	-	(2)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	-	-
Fixed income futures	-	-	-
Equity contracts:
Equity total return swaps	(1)	51	-
Equity index futures	-	-	-

Income generation:
Equity contracts:
Written equity call options (covered)	-	-	-

Total derivatives	$65	$29	$30

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

	For the year ended December 31, 2012
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$30
Interest rate swaps	-	-	-
Foreign exchange contracts:
Foreign currency swaps	(22)	-	4

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	(25)	-	(7)
Fixed income futures	45	(131)	-
Foreign exchange contracts:
Foreign currency forwards	(50)	24	-
Foreign currency futures	-	-	-
Equity contracts:
Equity total return swaps	(1)	(11)	-
Equity index futures	-	(5)	-
Credit contracts:
Purchased credit default swaps	(1)	-	(2)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	7	4
Fixed income futures	-	-	-
Equity contracts:
Equity total return swaps	2	33	-
Equity index futures	-	-	-

Income generation:
Equity contracts:
Written equity call options (covered)	-	-	-

Total derivatives	$(52)	$(83)	$29

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

	For the year ended December 31, 2011
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$29
Interest rate swaps	-	-	3
Foreign exchange contracts:
Foreign currency swaps	51	(28)	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	(35)	-	(7)
Fixed income futures	(72)	(141)	-
Foreign exchange contracts:
Foreign currency forwards	29	(23)	-
Foreign currency futures	-	-	-
Equity contracts:
Equity total return swaps	8	(11)	-
Equity index futures	2	(10)	-
Credit contracts:
Purchased credit default swaps	2	-	(3)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	-	4
Fixed income futures	4	8	-
Equity contracts:
Equity total return swaps	(25)	15	-
Equity index futures	-	2	-

Income generation:
Equity contracts:
Written equity call options (covered)	15	(1)	-

Total derivatives	$(21)	$(189)	$26

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2013 and 2012 were as follows:

	December 31,
	2013	2012
	(in millions)
Life insurance reserves	$141,345	$133,545
Annuity reserves	6,199	5,572
Disability and long-term care
unpaid claims and claim reserves	4,544	4,422
Disability and long-term care
active life reserves	4,047	3,538
Deposit funds	2,616	2,522

Total reserves for policy benefits	$158,751	$149,599

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.50% to 5.50%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.00% to 4.50%. As of December 31, 2013, the Company had $1.5 trillion of total life insurance in force, including $11.3 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated in pricing and use mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Each year, the Company must perform asset adequacy testing to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

determine the adequacy of reserves under moderately adverse conditions. This testing resulted in an additional increase in certain life insurance reserves of $0, $1 million and $1 million for the years ended December 31, 2013, 2012 and 2011, respectively. These reserve increases were reported as net additions to policy benefit reserves in the consolidated statements of operations.

Annuity Reserves

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) using the Annuity 2000 or 2012 Individual Annuity Reserve mortality tables with valuation interest rates ranging from 3.50% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves on policies issued since 1985 are based on the present value of expected benefit payments using either the 1983 Individual Annuity ‘a’, Annuity 2000 or 2012 Individual Annuity Reserve mortality tables with valuation interest rates ranging from 3.50% to 7.50%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and excluded from net additions to policy benefit reserves in the consolidated statements of operations.

At December 31, 2013 and 2012, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit liabilities were as follows:

	December 31,
	General Account		Separate Accounts		Total
	2013	2012	2013	2012	2013	2012
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$689	$839	$-	$-	$689	$839
- at book value less surrender charge of 5% or more	502	577	-	-	502	577
- at fair value	-	-	15,008	12,548	15,008	12,548
- at book value without adjustment	4,350	4,123	-	-	4,350	4,123
Not subject to discretionary withdrawal	3,274	2,555	4,174	3,771	7,448	6,326

Total annuity reserves and deposit liabilities	$8,815	$8,094	$19,182	$16,319	$27,997	$24,413

Asset adequacy testing resulted in an additional increase in annuity reserves of $0, $13 million and $33 million for the years ended December 31, 2013, 2012 and 2011, respectively. These reserve increases were reported as net additions to policy benefit reserves in the consolidated statements of operations.

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”) modified for Company experience, with valuation interest rates ranging from 3.00% to 5.50%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based morbidity experience with valuation interest rates ranging from 3.50% to 4.50%.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.5 billion and $4.4 billion at December 31, 2013 and 2012, respectively. Changes in these reserves for the years ended December 31, 2013 and 2012 were as follows:

	For the years ended December 31,
	2013	2012
	(in millions)
Balance at January 1	$4,422	$4,254

Incurred related to:
Current year	670	647
Prior years	20	76

Total incurred	690	723

Paid related to:
Current year	(22)	(22)
Prior years	(546)	(533)

Total paid	(568)	(555)

Balance at December 31	$4,544	$4,422

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves for disability policies issued prior to 1987 are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.00% to 4.00%. Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity. Policies issued between 1987 and 2012 utilized a valuation interest rate of 4.00% while those issued after 2012 utilized a valuation interest rate of 3.50%. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March 2002, reserves are based on a 4.00% valuation interest rate and total terminations based on the 1983 Individual Annuity Mortality table without lapses. For policies issued since March 2002, minimum reserves are based on valuation interest rates ranging from 3.50% to 4.50% and total terminations based on the 1994 Group Annuity Mortality table with lapses. For March 2002 through September 2010 issues, a separate calculation is performed using valuation interest rates ranging from 4.87% to 5.60% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

For valuations prior to 2012, the Company utilized the 1983 Individual Annuity Mortality table, the 1983 Group Annuity Mortality table, or the 1994 Group Annuity Mortality table for the calculation of minimum reserves for policies. At January 1, 2012, use of the 1983 Group Annuity Mortality table to calculate minimum reserves for policies issued from March 2002 through 2004 was replaced with a calculation using only the 1994 Group Annuity Mortality table and

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

assumptions regarding interest rates and claim costs were adjusted to reflect more recent expectations. These changes in reserve valuation bases resulted in a $59 million increase in reserves that was reported as a direct decrease to surplus in the consolidated statements of changes in surplus for the year ended December 31, 2012.

Asset adequacy testing resulted in an additional increase in long-term care reserves of $100 million and $165 million for the years ended December 31, 2013 and 2012, respectively. The reserve increases are reported as net additions to policy benefit reserves in the consolidated statements of operations.

Deposit Funds

Deposit funds primarily represent reserves for supplementary annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a payment plan consisting of a series of scheduled payments. Prior to November 1, 2013, beneficiaries also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). As of that date, the Northwestern Access Fund was eliminated as an option for receiving death benefits. If the beneficiary does not affirmatively choose a payment plan, the proceeds are automatically paid to the beneficiary in a single lump sum. If the beneficiary chose a Northwestern Access Fund account (prior to November 1, 2013), the beneficiary received negotiable drafts that they can use to access the balance in this account at their discretion.

The total reserve liability for Northwestern Access Fund account balances held by the Company on behalf of beneficiaries was $695 million and $808 million at December 31, 2013 and 2012, respectively. Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments.

Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. Northwestern Access Fund accounts were credited with interest at annual rates ranging from 0.01% to 3.50% during 2013 and 0.02% to 3.50% during 2012. The Company does not charge beneficiaries any fees to maintain a Northwestern Access Fund account. Fees may be assessed for special account services such as stop-payment requests, drafts returned for insufficient funds or wire transfers.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statements of financial position.

Deferred and uncollected premiums at December 31, 2013 and 2012 were as follows:

	December 31, 2013		December 31, 2012
	Gross	Net	Gross	Net
	(in millions)

Ordinary new business	$224	$86	$221	$84
Ordinary renewal	2,278	1,861	2,112	1,727

Total deferred and uncollected premiums	$2,502	$1,947	$2,333	$1,811

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

7.	Separate Accounts

Separate account liabilities by withdrawal characteristic at December 31, 2013 and 2012 were as follows:

	Variable Life		Variable Annuities		Total
	December 31,
	2013	2012	2013	2012	2013	2012
	(in millions)
Subject to discretionary withdrawal	$6,009	$4,969	$15,009	$12,548	$21,018	$17,517
Not subject to discretionary withdrawal	-	-	4,174	3,771	4,174	3,771

Total separate account reserves	$6,009	$4,969	$19,183	$16,319	25,192	21,288

Non-policy liabilities					151	88

Total separate account liabilities					$25,343	$21,376

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2013 and 2012 was $42 million and $62 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. Because these benefits are only available upon the death of the annuitant or insured, reserves for these benefits are based upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $10 million and $20 million attributable to GMDB at December 31, 2013 and 2012, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.9 billion, $1.8 billion and $1.8 billion for the years ended December 31, 2013, 2012 and 2011, respectively. These amounts are reported as premiums in the consolidated statements of operations. The subsequent transfer of these premiums to the separate accounts is reported as transfers to separate accounts in the consolidated statements of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statements of operations for the years ended December 31, 2013, 2012 and 2011.

	For the years ended December 31,
	2013	2012	2011
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$2,120	$1,982	$1,909
Transfers from separate accounts	(1,578)	(1,490)	(1,428)

Net transfers to separate accounts	$542	$492	$481

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (“ERISA”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $0 and $130 million to the qualified employee retirement plan during the years ended December 31, 2013 and 2012, respectively, and does not expect to make a contribution to the plan during 2014.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees pay premiums to offset a portion of the cost of the medical plan.

Benefit Plan Accounting Changes

Effective January 1, 2013, the Company adopted Statement of Statutory Accounting Principle No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (“SSAP 92”) and Statement of Statutory Accounting Principle No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (“SSAP 102”). These new standards under the statutory basis of accounting require that estimates of projected benefit obligation (“PBO”) and accumulated benefit obligation (“ABO”) include future benefit obligations for non-vested participants. The new standards also require that the Company’s surplus, as reported in the consolidated statements of financial position, fully reflect any net liability related to the plans’ PBO, reduced by the fair value of any plan assets, including previously unrecognized net experience losses, prior service costs and initial net assets (“unrecognized items”).

The recognition of benefits for non-vested participants and unrecognized items, upon adoption of SSAPs 92 and 102, created additional net defined benefit pension and postretirement plan liabilities of $1,219 million and $477 million, respectively. However, SSAPs 92 and 102 permit the Company to recognize these liabilities (and the corresponding decrease in surplus) over a period of up to ten years, subject to minimum recognition requirements. The Company elected to use this surplus deferral option on January 1, 2013. The surplus deferral, subsequent to the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

adoption of SSAPs 92 and 102 (i.e. transition liability), was $618 million. The table below summarizes the net pretax surplus impacts related to the adoption of these new accounting standards.

	Defined Benefit Plans	Postretirement Benefit Plans	Total
	(in millions)

Minimum surplus reduction recognized:

10% of calculated surplus impact	$149	$48	$197

Annual amortization of unrecognized items	797	-	797

Difference between unfunded ABO and accrued benefit cost	84	-	84

Surplus reduction recognized at adoption	1,030	48	1,078

Reversal of:

Additional minimum liability	73	-	73

Nonadmitted asset relating to funded plans	881	-	881

Net reduction to surplus at adoption	$76	$48	$124

Prior to the adoption of SSAPs 92 and 102, an additional minimum liability (“AML”) was required if a plan’s ABO exceeded plan assets or related financial statement liabilities. The AML is no longer required under the new accounting standards. The impact of this elimination was reported upon adoption of SSAPs 92 and 102. Any pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statements of financial position. Pension assets that were nonadmitted prior to the adoption of SSAPs 92 and 102 were netted with the initial surplus impact upon adoption. The net reduction to surplus of $124 million was reported as a change in accounting principle in the consolidated statements of changes in surplus.

Benefit Plan Amendments

During January 2013, the Company’s Board of Trustees approved certain prospective amendments to defined pension benefits and postretirement benefits effective on January 1, 2014. These changes included an amendment of the benefit formula for the qualified employee defined benefit pension plan (and a related nonqualified employee defined benefit pension plan) to a cash balance formula. The accrued benefits for each participant under the final average pay formula as of December 31, 2013 were frozen and available to participants upon retirement. In addition, a second nonqualified employee defined benefit pension plan was terminated, with accrued benefits as of January 1, 2014 also available to eligible participants upon retirement. Beginning in 2014, the Company will award eligible participants with cash balance credits using a new cash balance formula, which is based on each participant’s age and years of service. Participants will also receive investment credits based on market interest rates and subject to a minimum crediting rate.

These board-approved amendments included a change to benefits provided to most participants of the employee postretirement medical plan that will limit the Company’s exposure to a maximum 3% annual medical inflation rate for benefits. Any annual increase in medical costs in excess of 3% will be passed on to the plan’s participants in the form of increased plan premiums beginning January 1, 2019. This amendment to the postretirement medical plan does not impact any plan participant age 65 or older on January 1, 2014. Postretirement medical plan changes also eliminated coverage under the plan for employees hired after December 31, 2013.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

During October 2013, the Company announced certain prospective amendments to the defined pension and postretirement benefits to be provided to financial representatives for service beginning on January 1, 2014. These changes included an amendment to pension benefits that eliminates cost of living adjustments to financial representatives enrolled in the plan after December 31, 2013. In addition, the postretirement medical plan for financial representatives was amended to limit the Company’s exposure to a maximum 3% annual medical inflation rate for benefits. Any annual increase in medical costs in excess of 3% will be passed on to participants in the form of increased plan premiums beginning January 1, 2019. This amendment to the postretirement medical plan does not impact any plan participant age 65 or older on January 1, 2014. Postretirement medical plan changes for financial representatives also eliminated coverage under the plan for financial representatives that enter into contracts with the Company after December 31, 2013.

In conjunction with the changes made to the Company’s defined benefit and postretirement benefit plans in 2013, an amendment to the employee contributory 401(k) plan was also approved that will increase the Company’s matching contribution from a maximum of 3% of participant’s pay to a maximum of 4% of participant’s pay. In addition, the definition of pay was expanded to included annual incentive pay in addition to base pay. These changes will begin January 1, 2014.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2013 and 2012, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2013	2012	2013	2012
	(in millions)
Fair value of plan assets at January 1	$3,545	$3,084	$70	$67
Changes in plan assets:
Actual return on plan assets	453	411	9	9
Company contributions	-	130	-	-
Actual plan benefits paid	(85)	(80)	(5)	(6)

Fair value of plan assets at December 31	$3,913	$3,545	$74	$70

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. Assets are both actively and passively managed within GASA. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

Asset allocation is viewed as a key determinant of return and assets are invested with a long-term perspective. Asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and, from time to time, to reposition the portfolio to express investment views based upon market opportunities and risks. Diversification, both by and within asset classes, is viewed as a primary risk control element. As such, assets are invested across various asset classes, sectors, industries, and geographies. The measurement date for plan assets is December 31, 2013 with the fair value of plan assets primarily based on quoted market prices.

The target asset allocations and the actual allocation of the plans’ investments on a fair value basis at December 31, 2013 and 2012 were as follows:

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

	2013		2012
	Target Allocation	Actual Allocation	Target Allocation	Actual Allocation
Bonds	50%	49%	34%	33%
Equity securities	49%	45%	65%	60%
Other investments	1%	6%	1%	7%

Total assets	100%	100%	100%	100%

At each of December 31, 2013 and 2012, other investments are comprised of cash and temporary investments.

Benefit Plan Obligations

Aggregate PBO’s of the defined benefit pension plans and postretirement benefit plans at December 31, 2013 and 2012, and changes in these obligations for the years then ended, were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2013	2012		2013	2012
			(in millions)
Projected benefit obligation at January 1	$4,295	$3,720		$537	$498
Plus: Non-vested liability	65	-		340	-

Adjusted projected benefit obligation at January 1	4,360	3,720		877	498

Changes in benefit obligation:
Service cost of benefits earned	166	131		27	38
Interest cost on projected obligations	161	166		30	21
Projected gross plan benefits paid	(105)	(97)		(24)	(24)
Projected Medicare Part D reimbursement	-	-		2	2
Experience (gains)/losses	(547)	375		(99)	2
Plan amendments	(372)	-		(126)	-

Projected benefit obligation at December 31	$3,663	$4,295		$687	$537

The PBO represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future compensation increases for active participants. The ABO is similar to the PBO, but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $3.4 billion and $3.7 billion at December 31, 2013 and 2012, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2013, 2012 and 2011 and the net periodic benefit cost for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2013	2012	2011	2013	2012	2011
Projected benefit obligation:
Discount rate	5.00%	4.00%	4.50%	5.00%	4.00%	4.50%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%

Net periodic benefit cost:
Discount rate	4.00%	4.50%	5.75%	4.00%	4.50%	5.75%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.75%	7.50%	7.50%	6.75%	7.50%	7.50%

The expected long-term rate of return on plan assets is estimated by considering historical financial market performance, third-party capital market expectations, including those of the plans’ investment consultant, and the long-term target asset mix. The Company currently anticipates that a long-term rate of return assumption of 6.50% will be used in the calculation of net periodic benefit cost beginning in 2014.

The PBO for postretirement benefits at December 31, 2013 assumed an annual increase in future retiree medical costs of 6.5%, grading down to 5.0% over three years and remaining level thereafter. At December 31, 2012, the comparable assumption was for an annual increase in future retiree medical costs of 7.0% grading down to 5.0% over four years and remaining level thereafter. A greater increase in the assumed health care cost trend of 1.0% in each year would increase the accumulated postretirement benefit obligation at December 31, 2013 by $100 million and net periodic postretirement benefit expense for the year ended December 31, 2013 by $8 million. A decrease in the assumed health care cost trend of 1.0% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2013 and net periodic postretirement benefit expense for the year ended December 31, 2013 by the same amounts.

During 2010, the Patient Protection and Affordable Care Act (“PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended certain provisions of the PPACA, were enacted. The new laws created an excise tax beginning in 2018 on health plans that have an aggregate value to the participants greater than a threshold amount. Recent changes to the Company’s postretirement health plans are expected to keep the aggregate value of the plans below the excise tax threshold. The new laws also revoked the non-taxable status of the prescription drug subsidies offered to companies that maintain retiree health plans that are actuarially equivalent to the Medicare Part D benefit.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Benefit Plan Funded Status

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2013 and 2012:

	Defined		Postretirement
	Benefit Plans		Benefit Plans
	2013	2012	2013	2012
	(in millions)
Fair value of plan assets	$3,913	$3,545	$74	$70
Projected benefit obligation	3,663	4,295	687	537

Funded status	250	(750)	(613)	(467)

Unrecognized net experience losses	27	1,620	74	180
Unrecognized prior service costs/(credits)	4	1	106	(4)
Unrecognized initial net asset	-	(475)	-	-
Additional minimum liability	-	(73)	-	-
Nonadmitted asset	(947)	(920)	-	-

Financial statement liability	$(666)	$(597)	$(433)	$(291)

The PBO for defined benefit plans shown above included $698 million and $685 million related to nonqualified, unfunded plans at December 31, 2013 and 2012, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 132% and 98% of the projected benefit obligations of qualified plans at December 31, 2013 and 2012, respectively.

Net experience gains or losses represent cumulative amounts by which actual plan experience for return on plan assets or growth in PBO have varied from related assumptions. Prior to the adoption of SSAPs 92 and 102, these differences accumulated without recognition in the Company’s financial statements unless they exceeded certain limits.

Prior service costs/(credits) represent the value of benefits granted or rescinded based on services rendered in prior periods. These costs/(credits) are recognized as components of net periodic benefit cost on a straight line basis over the anticipated future service period of the participants.

The initial net asset represents the amount by which the fair value of plan assets exceeded the PBO for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans at January 1, 2001. Prior to the adoption of SSAPs 92 and 102, the Company elected not to record a direct increase to surplus for this excess, electing instead to amortize this initial net asset on a discretionary basis as a reduction of net periodic benefit cost until exhausted.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

SSAPs 92 and 102 require that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the consolidated statements of changes in surplus. Apart from the initial adoption impacts of SSAPs 92 and 102, aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the year ended December 31, 2013:

	Defined	Postretirement
	Benefit Plans	Benefit Plans	Total
	(in millions)
Changes in plan assets and benefit obligations recognized in surplus:
Net experience gains	$602	$17	$619
Prior service (costs)/credits	384	(75)	309
Initial net asset	4	-	4
Amounts amortized from surplus into net periodic benefit cost:
Net experience losses	$92	$5	$97
Prior service costs/(credits)	(11)	13	2
Initial net asset	(71)	-	(71)

Net experience gains primarily reflect the impacts of current year changes to plan assumptions (e.g., discount rate) that are applied to the calculation of PBO estimates. Total defined benefit pension and postretirement plan net experience gains/(losses) recognized in surplus but not yet amortized into net periodic benefit cost were $(745) million and $4 million at December 31, 2013, respectively.

The recognition of a prior service credit primarily reflects the impact of the various plan amendments adopted during 2013. Total defined benefit and postretirement plan prior service (costs)/credits recognized in surplus but not yet amortized into net periodic benefit cost were $311 million and $(91) million at December 31, 2013, respectively. The total initial net asset recognized in surplus but not yet amortized into net periodic benefit cost was $404 million at December 31, 2013.

Changes in plan funded status are limited by the nonadmission of net pension assets. Changes in plan assets and benefit obligations, subsequent to the adoption of SSAPs 92 and 102, resulted in a $942 million increase of net pension assets that were nonadmitted in surplus for the year ended December 31, 2013.

In certain circumstances, SSAPs 92 and 102 require additional recognition of the transition liability into surplus. During 2013, additional transition liabilities of $407 million were recorded as direct reductions to surplus in the consolidated statements of changes in surplus. The remaining transition liability was $211 million at December 31, 2013 and represents the total of all remaining unrecognized items. This liability is projected to be amortized as annual direct reductions to surplus of approximately $44 million to $56 million during 2014-2017. These projections may be revised based on future defined benefit pension and postretirement plan expenses and activity.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2013, 2012 and 2011 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2013	2012	2011	2013	2012	2011
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$166	$131	$100	$27	$38	$26
Interest cost on projected obligations	161	166	164	30	21	23
Amortization of experience losses	92	88	28	5	6	4
Amortization of prior service costs/(credits)	(11)	-	-	13	-	-
Amortization of initial net asset	(71)	(40)	-	-	-	-
Curtailment and other	11	-	-	-	-	-
Expected return on plan assets	(239)	(230)	(222)	(4)	(5)	(5)

Net periodic benefit cost	$109	$115	$70	$71	$60	$48

The Company expects to amortize $24 million, $(14) million and $(23) million of defined benefit plan net experience losses, prior service credits and initial assets, respectively, into net periodic benefit cost during 2014. Postretirement plan net experience losses of $1 million and prior service costs of $12 million are also expected to be amortized into net periodic benefit cost during 2014.

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2014 through 2023 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2014	$121	$24
2015	134	27
2016	148	31
2017	163	35
2018	180	39
2019-2023	1,233	257

Total	$1,979	$413

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2013, 2012 and 2011, the Company expensed total contributions to these plans of $35 million, $33 million and $32 million, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage for any single mortality risk. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002 but has maintained a portion of the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2013 and 2012 were reported net of ceded reserves of $1.7 billion and $1.6 billion, respectively.

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2013, 2012 and 2011 were as follows:

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Direct premium revenue	$17,481	$16,258	$15,457
Premiums ceded	(882)	(864)	(839)

Net premium revenue	$16,599	$15,394	$14,618

Direct benefit expense	$18,176	$16,958	$15,999
Benefits ceded	(667)	(603)	(495)

Net benefit expense	$17,509	$16,355	$15,504

In addition, the Company received $164 million, $166 million and $169 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2013, 2012 and 2011, respectively. These amounts are reported in other income in the consolidated statements of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2013 and 2012 that were considered by management to be uncollectible.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Northwestern Mutual Capital, LLC
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc. and subsidiaries
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Mutual MU TLD Registry, LLC	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual Wealth Management Company	NM Pebble Valley, LLC
NM Investment Holdings, LLC (including Frank Russell Company) Northwestern Mutual Registry, LLC	Northwestern Mutual Real Estate Investments, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

The components of current income tax expense in the consolidated statements of operations for the years ended December 31, 2013, 2012 and 2011 related to “ordinary” taxable income or loss were as follows:

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Tax payable on ordinary income	$80	$162	$99
Tax credits	(131)	(116)	(116)
Increase (decrease) in contingent tax liabilities	33	(9)	23

Total current tax expense (benefit)	$(18)	$37	$6

In addition to current income tax expense related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on “capital” gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense of $124 million, $171 million and $226 million was included in net IMR deferrals for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, net realized capital gains and losses as reported in the consolidated statements of operations included current tax expense of $179 million, $332 million and $252 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company’s taxable income can vary significantly from pretax income as reported in the consolidated statements of operations due to temporary and permanent differences in revenue recognition and expense deduction between the tax and statutory financial statement bases of reporting. The Company’s financial statement effective tax rates were 8%, 14% and 15% for the years ended December 31, 2013, 2012 and 2011, respectively.

The effective tax rate above is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized capital gains and losses on investments, to the sum of gain from operations before taxes

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% primarily due to net investment income eligible for dividends received deduction, changes in deferred tax assets related to nonadmitted assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds for prior year losses under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and changes in contingent tax liabilities for permanent items upon subsequent filing of tax returns.

The Company made payments to the IRS for federal income taxes of $526 million, $840 million and $460 million during the years ended December 31, 2013, 2012 and 2011, respectively. Total federal income taxes paid (including refunds or overpayments applied) for tax years 2013, 2012 and 2011 of $585 million, $842 million and $615 million, respectively, are available as of December 31, 2013 for refund claims in the event of future tax losses.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Income taxes payable in the consolidated statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”), at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2013 and 2012 were as follows:

	2013	2012
	(in millions)
Balance at beginning of year	$434	$436
Change in accounting principle	-	7
Additions for tax positions of prior years	33	7
Reductions for tax positions of prior years	-	(16)

Balance at end of year	$467	$434

Included in contingent tax liabilities at December 31, 2013 and 2012 were $408 million and $392 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods. Also included in the December 31, 2013 balance are $22 million of tax positions for which the ultimate deductibility is not certain. The ultimate resolution of these tax positions could have an impact on the effective tax rate in future periods.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is only recorded if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Except for changes in accounting principle, changes in contingent tax liabilities are included in tax expense in the year that such determination is made by management.

The Company reports interest accrued or released related to contingent tax liabilities in current income tax expense. During the years ended December 31, 2013, 2012 and 2011, the Company

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

recognized $8 million, $(16) million and $16 million, respectively, of interest-related tax expense (benefit). Contingent tax liabilities included $37 million and $29 million for the payment of interest at December 31, 2013 and 2012, respectively.

Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus. The components of net deferred tax assets reported in the consolidated statements of financial position at December 31, 2013 and 2012 were as follows:

	December 31,
	2013	2012	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,146	$1,094	$52
Investments	426	404	22
Policy benefit liabilities	2,099	1,947	152
Benefit plan obligations	679	598	81
Guaranty fund assessments	7	11	(4)
Other	93	95	(2)

Gross deferred tax assets	4,450	4,149	301
Nonadmitted deferred tax assets	(117)	(78)	(39)

Gross admitted deferred tax assets	4,333	4,071	262

Deferred tax liabilities:
Investments	926	780	146
Other	760	735	25

Gross deferred tax liabilities	1,686	1,515	171

Net deferred tax assets	$2,647	$2,556	$91

Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

Gross deferred tax assets at December 31, 2013 and 2012 included $4.0 billion and $3.7 billion, respectively, related to temporary differences that were ordinary in nature and $0.4 billion and $0.4 billion, respectively, related to temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2013 and 2012 included $0.8 billion and $0.7 billion, respectively, related to temporary differences that were ordinary in nature and $0.9 billion and $0.8 billion, respectively, related to temporary differences that were capital in nature. All gross deferred tax liabilities have been recognized at December 31, 2013 and 2012. The Company did not assume any benefit from future tax planning strategies in its valuation of gross deferred tax assets at either December 31, 2013 or 2012.

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles No.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

101 – Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 changed the calculation of the limit for gross deferred tax assets that can be admitted to surplus. SSAP 101 extended the reversal period for temporary differences from one year to three years and increased the level-of-surplus limitation from 10% to 15% provided the insurer meets a minimum risk-based capital (“RBC”) level of 300% based on authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2013 and 2012 and expects to exceed this minimum during 2014. SSAP 101 also changed the recognition and measurement criteria for contingent tax liabilities. The adoption of SSAP 101 was reported as a change in accounting principle that resulted in a direct reduction in surplus of $15 million in the consolidated statements of changes in surplus for the year ended December 31, 2012. The adoption of SSAP 101 did not have a material impact on results of operations for the year ended December 31, 2012 compared to the year ended December 31, 2011.

Significant components of the calculation of net deferred tax assets at December 31, 2013 and 2012 were as follows (in millions):

	December 31, 2013			December 31, 2012			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$4,024	$426	$4,450	$3,745	$404	$4,149	$279	$22	$301
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	4,024	426	4,450	3,745	404	4,149	279	22	301
Deferred tax assets nonadmitted	117	-	117	78	-	78	39	-	39

Subtotal net admitted deferred tax asset	3,907	426	4,333	3,667	404	4,071	240	22	262
Deferred tax liabilities	760	926	1,686	735	780	1,515	25	146	171

Net admitted deferred tax asset/(liability)	$3,147	$(500)	$2,647	$2,932	$(376)	$2,556	$215	$(124)	$91

	December 31, 2013			December 31, 2012			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$2,029	$298	$2,327	$1,933	$235	$2,168	$96	$63	$159
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	902	-	902	737	-	737	165	-	165
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	976	128	1,104	997	169	1,166	(21)	(41)	(62)

Total deferred tax assets admitted as the result of application of SSAP No. 101	$3,907	$426	$4,333	$3,667	$404	$4,071	$240	$22	$262

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$902			$737			$165

b. Adjusted gross deferred tax assets allowed per limitation threshold			$2,211			$2,032			$179

Ratio percentage used to detemine recovery period and threshold limitation amount			1106%			1022%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$14,738			$13,546

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

11.	Frank Russell Company

The Company is the majority shareholder in Frank Russell Company (“Russell”), which provides investment products and services through 21 offices worldwide. During 2013, the Company contributed its holdings of Russell common stock to a wholly-owned, non-insurance subsidiary. The aggregate statement value of the contribution was $468 million. This transaction was accounted for at statement value at the time of the transfer and did not have a material impact on the Company’s financial statements for the year ended December 31, 2013. At each of December 31, 2013 and 2012, the Company owned 92.6% of Russell, either through its wholly-owned subsidiary or direct ownership by the Company.

The common stock investment in Russell is valued using a practice permitted by the OCI, based on the Company’s share of Russell’s audited GAAP-basis equity exclusive of any adjustment for unamortized acquisition goodwill in Russell’s GAAP-basis financial statements. Under Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), the statutory equity method valuation of the Russell investment would be required to be reduced by its share of Russell’s GAAP goodwill. If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statements of financial position would have been lower by $795 million and $785 million at December 31, 2013 and 2012, respectively, and net income as reported in the consolidated statements of operations would have been lower by $10 million, $12 million and $13 million for the years ended December 31, 2013, 2012 and 2011, respectively. The Company estimates the fair value of its Russell common stock ownership to be $2.1 billion and $1.5 billion at December 31, 2013 and 2012, respectively.

The Company’s share of Russell’s operating results is accounted for under the statutory equity method. The Company’s share of Russell’s GAAP net income and other changes in Russell’s GAAP common equity are reported as a change in net unrealized capital gains and losses. If accumulated earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized capital gains are reversed. Russell distributed $69 million in common stock dividends to the Company’s wholly-owned subsidiary during the year ended December 31, 2013. This distribution remained undistributed to the Company at December 31, 2013 and was not included in net investment income for the year then ended. Russell distributed $23 million to the Company during each of the years ended December 31, 2012 and 2011.

During 2008, the Company purchased, at par, $350 million of perpetual senior preferred stock issued by Russell. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.00%. The Company earned $28 million in dividends on Russell senior preferred stock for each of the years ended December 31, 2013, 2012 and 2011.

During 2009 and 2010, the Company purchased, at par, a total of $621 million of junior preferred stock issued by Russell. The junior preferred stock, including detachable warrants, is callable under certain conditions and pays preferred dividends at a rate of 10.00%, payable semi-annually. Of this amount, $44 million of junior preferred stock and warrants remained outstanding at each of December 31, 2013 and 2012. The Company earned $4 million in dividends on Russell junior preferred stock for each of the years ended December 31, 2013, 2012 and 2011.

During 2011, Russell entered into a revolving line of credit for up to $250 million with an unaffiliated lender that was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2011. During 2012, this revolving line of credit was

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

extended to December 1, 2013, and during 2013 was further extended to January 15, 2014. The Company recorded revenue of $1 million, $2 million and $2 million from Russell related to the guarantee of this credit facility during the years ended December 31, 2013, 2012 and 2011, respectively, which was included in net investment income in the consolidated statements of operations. Russell’s borrowings under these facilities were $102 million and $170 million at December 31, 2013 and 2012, respectively. See Note 12 for more information regarding the financial statement impact of guarantees and other commitments made by the Company.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2013 and 2012 were as follows:

	December 31,
	2013	2012
	(in millions)
Common stock	$418	$402
Senior preferred stock	350	350
Junior preferred stock	42	42
Warrants	2	2

Total	$812	$796

The common stock investment in Russell was reported as other investments at December 31, 2013 and common stock at December 31, 2012 in the consolidated statements of financial position.

12.	Contingencies and Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of affiliates (e.g., the guarantee of Russell’s line of credit) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If these affiliates or financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-two years at December 31, 2013.

Effective December 31, 2011, the Company adopted Statement of Statutory Accounting Principles No. 5 – Revised, Liabilities, Contingencies and Impairments of Assets (“SSAP 5R”). SSAP 5R requires the Company to recognize a financial statement liability for the estimated fair value of these guarantees. The adoption of SSAP 5R was reported as a change in accounting principle and resulted in a $5 million direct reduction of surplus in the consolidated statements of changes in surplus for the year ended December 31, 2011. Prior to the adoption of SSAP 5R, the recognition of a financial statement liability was only required in circumstances where it was considered likely that performance under the guarantee would be required.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2013 and 2012, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on estimated fair value of the guarantees:

	December 31, 2013		December 31, 2012

Nature of guarantee	Maximum potential amount of future payments	Financial statement liability	Maximum potential amount of future payments	Financial statement liability
	(in millions)		(in millions)

Guarantees of future minimum compensation - financial representatives	$123	$2	$206	$3
Guarantees of operating leases - field offices	403	4	381	4
Guarantees of obligations of affiliates	102	-	175	-
Guarantees issued on behalf of wholly-owned subsidiaries	2	-	8	-

Total contingencies and guarantees	$630	$6	$770	$7

No payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense (in the case of guarantees to or on behalf of financial representatives) or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments. These forward commitments aggregated to $4.8 billion at December 31, 2013 and were extended at market rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2013 and 2012. Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2013.

13.	Surplus Notes

On March 26, 2010, the Company issued surplus notes (“notes”) with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. The notes were issued at par and distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. The statutory basis of accounting requires that the Company only recognize interest

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

expense on the notes when and to the extent that the OCI has approved the semi-annual interest payment. The Company recognized $106 million in interest expense on the notes for each of the years ended December 31, 2013, 2012 and 2011, which is reported as a reduction of net investment income in the consolidated statements of operations. Cumulative interest of $373 million has been paid on the notes through December 31, 2013.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. The notes do not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder. The notes are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.25%.

No affiliates of the Company hold any portion of the notes. The notes are generally held of record at the Depositary Trust Company by bank custodians on behalf of investors. The largest holder of the notes was Nippon Life Insurance Company of Japan, which held $250 million in face amount of notes at each of December 31, 2013 and 2012.

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (“SSAP 100”). For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2013 and 2012 were as follows:

	December 31, 2013
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)
General account investment assets:
Bonds	$122,331	$127,028	$4,342	$119,059	$3,627
Mortgage loans	26,845	28,094	-	-	28,094
Policy loans	16,306	16,306	-	-	16,306
Common and preferred stocks	2,831	2,856	1,691	99	1,066
Derivative assets	186	263	-	263	-
Surplus note investments	127	158	-	158	-
Collateral loans	41	41	-	-	41
Cash and temporary investments	2,262	2,262	576	1,686	-
Separate account assets	25,343	25,343	23,115	1,843	385

General account liabilities:
Investment-type insurance reserves	$5,453	$5,106	$-	$-	$5,106
Liabilities for securities lending	725	725	-	725	-
Derivative liabilities	121	105	-	105	-
Separate account liabilities	25,343	25,343	23,115	1,843	385

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

	December 31, 2012
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)
General account investment assets:
Bonds	$114,524	$126,278	$5,624	$118,636	$2,018
Mortgage loans	24,346	26,589	-	-	26,589
Policy loans	15,789	15,789	-	-	15,789
Common and preferred stocks	3,431	3,464	2,175	229	1,060
Derivative assets	106	249	5	244	-
Surplus note investments	127	175	-	175	-
Collateral loans	42	42	-	-	42
Cash and temporary investments	2,393	2,393	274	2,119	-
Separate account assets	21,376	21,376	19,731	1,352	293

General account liabilities:
Investment-type insurance reserves	$5,481	$5,256	$-	$-	$5,256
Liabilities for securities lending	816	816	-	816	-
Derivative liabilities	123	84	-	84	-
Separate account liabilities	21,376	21,376	19,731	1,352	293

The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 more information regarding the Company’s investments in mortgage loans.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but which are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value based on internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Derivative Instruments

The Company’s derivative assets and liabilities generally represent those traded in over-the-counter (“OTC”) markets for which fair value is estimated using industry-standard models with market-observable inputs such as swap yield curves, London Interbank Offered Rate (“LIBOR”) basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads.

Cash and Temporary Investments

Cash and temporary investments include cash deposit balances, money market funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is based primarily on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships which the Company considers to approximate fair value.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Securities Lending Liabilities

See Note 3 for information regarding securities lending activity, for which the Company considers the amortized cost basis of the liability to return collateral to approximate fair value.

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the consolidated statements of financial position at December 31, 2013 and 2012.

	December 31, 2013
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$1,691	$-	$606	$2,297
Bonds	-	24	7	31
Derivative assets at fair value	-	151	-	151
Derivative liabilities at fair value	-	(45)	-	(45)

Total general account	$1,691	$130	$613	$2,434

Separate accounts:
Mutual fund investments	21,248	-	-	21,248
Other benefit plan assets/liabilities	91	14	3	108
Pension and postretirement assets:
Bonds	234	1,678	74	1,986
Common and preferred stock	1,534	6	30	1,570
Cash and short term securities	15	133	-	148
Other assets/liabilities	(7)	12	278	283

Subtotal pension and postretirement assets	1,776	1,829	382	3,987

Total separate accounts	$23,115	$1,843	$385	$25,343

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

	December 31, 2012
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)

General account:
Common and preferred stocks	$2,175	$53	$609	$2,837
Bonds	-	141	67	208
Derivative assets at fair value	5	71	-	76
Derivative liabilities at fair value	-	(23)	-	(23)

Total general account	$2,180	$242	$676	$3,098

Separate accounts:
Mutual fund investments	17,727	-	-	17,727
Other benefit plan assets/liabilities	21	10	3	34
Pension and postretirement assets:
Bonds	100	1,049	28	1,177
Common and preferred stock	1,873	12	16	1,901
Cash and short term securities	15	271	-	286
Other assets/liabilities	(5)	10	246	251

Subtotal pension and postretirement assets	1,983	1,342	290	3,615

Total separate accounts	$19,731	$1,352	$293	$21,376

The Company may reclassify assets reported at fair value between levels of the SSAP 100 fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There were no material asset transfers between Level 1 and Level 2 or between Level 2 and Level 3 during the years ended December 31, 2013 or 2012.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2013 and 2012.

				Separate account pension and postretirement
For the year ended December 31, 2013	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilties	Total
	(in millions)
Fair value, beginning of period	$609	$67	$3	$28	$16	$246	$969
Realized gains/(losses)	40	(2)	-	-	-	10	48
Unrealized gains/(losses)	45	29	-	1	5	26	106
Issuances	-	-	-	-	-	-	-
Purchases	42	-	-	16	7	44	109
Sales	(74)	(24)	-	(3)	-	(48)	(149)
Settlements	(64)	(63)	-	(7)	-	-	(134)
Net discount/premium	-	-	-	-	-	-	-
Transfers into Level 3	18	5	-	43	2	-	68
Transfers out of Level 3	(10)	(5)	-	(4)	-	-	(19)

Fair value, end of period	$606	$7	$3	$74	$30	$278	$998

				Separate account pension and postretirement
For the year ended December 31, 2012	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/ liabilties	Total
	(in millions)
Fair value, beginning of period	$602	$71	$2	$-	$15	$213	$903
Realized gains/(losses)	16	(48)	-	-	-	18	(14)
Unrealized gains/(losses)	46	54	1	4	2	15	122
Issuances	-	-	-	-	-	-	-
Purchases	33	-	-	8	2	53	96
Sales	(53)	-	-	-	(1)	(53)	(107)
Settlements	(7)	(2)	-	-	(1)	-	(10)
Net discount/premium	-	-	-	-	-	-	-
Transfers into Level 3	4	1	-	16	-	-	21
Transfers out of Level 3	(32)	(9)	-	-	(1)	-	(42)

Fair value, end of period	$609	$67	$3	$28	$16	$246	$969

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The estimated fair values of level 3 financial instruments are sensitive to changes in significant unobservable inputs. The following table presents certain quantitative information about the unobservable inputs used to estimate fair value measurement for general account bonds and privately-placed common and preferred stocks classified as level 3 financial instruments at December 31, 2013.

	Fair value (in millions)	Valuation techniques	Significant unobservable inputs	Range		Weighted average

Bonds	$81	Broker quotes	Quoted prices [1]	63.00	99.87	82.32
		Discounted cash flows	Credit spreads [2]	156.00	1,311.40	798.73

Common and preferred stocks	$636	Sponsor valuations	EBITDA multiples	4.15 X	12.72 X	8.50 X
		Market comparables	EBITDA multiples	1.67 X	26.67 X	9.23 X
		Market comparables	Book Value multiples	0.74 X	1.96 X	1.17 X

1 - Presented as a price per hundred dollars of par

2 - Presented in basis points

Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (i.e., U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the estimated fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur as credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks are valued using a market comparables approach. This valuation methodology relies on the use of multiples that are based on industry specific comparable companies. Multiples are derived from the relationship of an entity’s estimated fair value to its book value or earnings before interest, taxes, depreciation and amortization (“EBITDA”). EBITDA normalizes for company specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the estimated fair value of the investment. The opposite impact would occur for a decrease in the multiple.

Independent Auditor’s Report

To the Board of Trustees and Policyowners of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statutory financial statements of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company), which are comprised of the consolidated statutory statements of financial position as of December 31, 2013 and 2012, and the related consolidated statutory statements of operations, and of changes in surplus, and of cash flows for each of the three years ended December 31, 2013.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the consolidated financial statements, the consolidated financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the consolidated financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the consolidated financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of their operations or their cash flows for each of the three years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years then ended, in accordance with the accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Wisconsin described in Note 1.

Emphasis of Matter

As discussed in Note 8 to the consolidated financial statements, the Company has changed its method of accounting for pension and postretirement benefits in 2013. Our opinion is not modified with respect to this matter.

February 21, 2014

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

(1) NML Variable Annuity Account C

Included in the Statement of Additional Information are:

Statements of Assets and Liabilities as of the end of the most recent fiscal year

Statements of Operations as of the end of the most recent fiscal year

Statements of Changes in Net Assets for each of the two most recent fiscal years

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

(2) The Northwestern Mutual Life Insurance Company

Included in the Statement of Additional Information are:

Consolidated Statement of Financial Position at the end of each of the most recent two fiscal years

Consolidated Statement of Operations for each of the three most recent fiscal years

Consolidated Statement of Changes in Surplus for each of the three most recent fiscal years

Consolidated Statement of Cash Flows for each of the most recent three fiscal years

Notes to Consolidated Statutory Financial Statements

Report of Independent Registered Public Accounting Firm

(b)	Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(b)(1)(a)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending NML Variable Annuity Account C Operating Authority, authorizing registration as an Investment Company; and approval of Network Edition Variable Annuity Contract	Exhibit (b)(1)(a) to Form N-4 Post-Effective Amendment No. 28 for NML Variable Annuity Account C, File No. 2-89905-01, filed on February 16, 2006
(b)(1)(b)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company creating the Account	Exhibit B(1)(a) to Form N-4 Post-Effective Amendment No. 20 for NML Variable Annuity Account C, File No. 2-89905-01, filed on April 25, 2000
(b)(1)(c)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company to use the Account to facilitate the issuance and maintenance of the Contracts and renaming the Account “NML Variable Annuity Account C”	Exhibit B(1)(b) to Form N-4 Post-Effective Amendment No. 20 for NML Variable Annuity Account C, File No. 2-89905-01, filed on April 25, 2000
(b)(3)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(b)(4)(a)(1)	Form of Group Combination Annuity Contract, NVP.1C.(0594), including Amended Application form (sex neutral)	Exhibit B(4)(a) to Form N-4 Post-Effective Amendment No. 22 for NML Variable Annuity Account C, File No. 2-89905-01, filed on May 31, 2001
(b)(4)(a)(2)	Simplified-load Schedule. Referenced to Group Combination Annuity Contract, NVP.1C.(0594) (sex neutral), filed as Exhibit B(4)(a) to Form N-4 Post-Effective Amendment No. 22 for NML Variable Annuity Account C, File No. 2-89905-01, on May 31, 2001	Exhibit (b)(1)(a) to Form N-4 Post-Effective Amendment No. 28 for NML Variable Annuity Account C, File No. 2-89905-01, filed on February 16, 2006

(b)(4)(b)	Form of Group Combination Annuity Contract – Account C, NPV.1C. Referenced to Exhibit 4 to Form N-4 Post-Effective Amendment No. 9 for NML Variable Annuity Account C, File No. 2-89905-01, filed on October 28, 1991	Exhibit (b)(4)(b) to Form N-4 Post-Effective Amendment No. 29 for NML Variable Annuity Account C, File No. 2-89905-01, filed on March 24, 2006
(b)(4)(c)	Specimen Form of Group Annuity Contract – Account C, MP V 1C. Referenced to Exhibit 4 to Form S-1 Registration Statement for NML Variable Annuity Account C, File No. 2-89905-01, filed on March 12, 1984	Exhibit (b)(4)(b) to Form N-4 Post-Effective Amendment No. 29 for NML Variable Annuity Account C, File No. 2-89905-01, filed on March 24, 2006
(b)(5)	Form of Application (0594)	Exhibit B(5) to Form N-4 Post-Effective Amendment No. 22 for NML Variable Annuity Account C, File No. 2-89905-01, filed on May 31, 2001
(b)(6)(a)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	EX-99.B1 to Form N-4 Post-Effective Amendment No. 16 for NML Variable Annuity Account C, File No.2-89905-01, filed on April 26, 1996
(b)(6)(b)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit B(6) to Form N-4 Post-Effective Amendment No. 24 for NML Variable Annuity Account C, File No. 2-89905-01, filed on February 28, 2003
(b)(8)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(8)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(b)(8)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(b)(8)(a)(4)	Amendment No. 3 dated August 29, 2007 to Participation Agreements dated March 16, 1999, August 7, 2000, and October 13, 2006, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (b)(8)(a)(4) to Form N-4 Post-Effective Amendment No. 10 for NML Variable Annuity Account C, File No. 333-133381, filed on April 24, 2013
(b)(8)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(8)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006

(b)(8)(c)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisors Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 24, for NML Variable Annuity Account A, File No. 333-72913, filed on April 25, 2012
(b)(8)(d)	Participation Agreement dated September 27, 2013 among Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(d) to Form N-4 Post-Effective Amendment No. 27 for NML Variable Annuity Account A, File No. 333-72913, filed on October 1, 2013
(b)(8)(e)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(8)(f)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(b)(8)(f)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(b)(8)(g)	Form of Administrative Services Agreement	Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(b)(8)(h)	Form of Shareholder Information Agreement	Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(b)(8)(i)	Form of Amendment to Participation Agreement Regarding Rule 498	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 27 for NML Variable Annuity Account A, File No. 333-72913, filed on October 1, 2013
(b)(8)(j)	Power of Attorney	Exhibit (b)(8)(j) to Form N-4 Post-Effective Amendment No. 40 for NML Variable Annuity Account C, File No. 2-89905-01, filed on October 1, 2013
(b)(8)(k)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(b)(9)	Opinion and Consent of Raymond J. Manista, Esq. dated April 28, 2014	Filed herewith
(b)(10)	Consent of PricewaterhouseCoopers LLP dated April 28, 2014	Filed herewith

Item 25. Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company, without regard to their activities relating to variable annuity contracts or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2014

Name	Address
John N. Balboni	Senior Vice President & CIO International Paper 6400 Poplar Avenue Memphis, TN 38197

David J. Drury	Owner & CEO Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	President & Chairman of the Board ARZU 77 Stone Gate Lane Lake Forest, IL 60045

James P. Hackett	President & CEO Steelcase, Inc. 901 - 44th Street Grand Rapids, MI 49508

P. Russell Hardin	President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

Hans Helmerich	President & CEO Helmerich & Payne, Inc. 1437 S. Boulder Avenue Tulsa, OK 74119-3609

Dale E. Jones	Vice Chairman Heidrick & Struggles 2001 Pennsylvania Avenue, NW Suite 800 Washington, DC 20006

Margery Kraus	President & CEO APCO Worldwide 700 12th Street, NW Suite 800 Washington, DC 20005

David J. Lubar	President Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 245 Brookfield, WI 53005

John E. Schlifske	Chairman, President, & CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

Timothy W. Sullivan	Former President & CEO Bucyrus International, Inc. 5270 N. Lake Drive Whitefish Bay, WI 53217

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road (31904) P. O. Box 4299 (31914) Columbus, GA

Ralph A. Weber	Founding Member Gass, Weber, Mullins, LLC 309 North Water Street Suite 700 Milwaukee, WI 53202

Barry L. Williams	Retired Managing General Partner Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Benjamin F. Wilson	Managing Principal Beveridge & Diamond, P.C. 1350 I Street, NW Suite 700 Washington, DC 20005

Edward J. Zore	Retired Chairman Northwestern Mutual 777 E. Wisconsin Suite 3005 Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2014

John E. Schlifske	Chairman, President, & Chief Executive Officer
Sandra L. Botcher	Vice President (Disability Income)
Michael G. Carter	Executive Vice President & Chief Financial Officer
Eric P. Christophersen	Vice President (Wealth Management)
David D. Clark	Senior Vice President (Real Estate)
Joann M. Eisenhart	Senior Vice President (Human Resources)
Christina H. Fiasca	Vice President (Product Finance)
Timothy J. Gerend	Vice President (Agencies)
Kimberley Goode	Vice President (Communications & Corporate Affairs)
Karl G. Gouverneur	Vice President & Chief Technology Officer
John M. Grogan	Senior Vice President (Planning & Sales)
Thomas C. Guay	Vice President (Field Rewards)
Gary M. Hewitt	Vice President (Investment Risk Management)
Ronald P. Joelson	Executive Vice President & Chief Investment Officer
Todd M. Jones	Vice President & Chief Risk Officer

J. Chris Kelly	Vice President & Controller
John L. Kordsmeier	Vice President (Strategic Philanthropy & Community Relations)
Jeffrey J. Lueken	Senior Vice President (Securities)
Raymond J. Manista	Senior Vice President, General Counsel & Secretary
Steven C. Mannebach	Vice President (Field Growth & Development)
Christian W. Mitchell	Vice President (Corporate Planning)
Gregory C. Oberland	Executive Vice President (Products, Sales & Marketing)
Kathleen A. Oman	Vice President (Special Projects)
Steven M. Radke	Vice President (Government Relations)
David R. Remstad	Senior Vice President & Chief Actuary
Bethany M. Rodenhuis	Senior Vice President (Field Strategy & Services)
Tammy M. Roou	Vice President (Enterprise Risk Assurance)
Timothy G. Schaefer	Executive Vice President (Operations & Technology)
Calvin R. Schmidt	Senior Vice President (Integrated Customer Operations)
Sarah R. Schneider	Vice President (New Business)
Todd M. Schoon	Executive Vice President (Agencies)
Sarah E. Schott	Vice President (Compliance/Best Practices)
David W. Simbro	Senior Vice President (Life & Annuity Product)
Steve P. Sperka	Vice President (Long Term Care)
Conrad C. York	Vice President (Marketing)
Todd O. Zinkgraf	Vice President (Enterprise Solutions)
OTHER OFFICERS – As of December 1, 2013

Employee	Title

Lisa C. Gandrud	Senior Actuary
Gregory A. Gurlik	Senior Actuary
Jason T. Klawonn	VP-Actuary
James R. Lodermeier	VP-Actuary
Ted A. Matchulat	Director Product Compliance
Deborah A. Schultz	Senior Actuary
Chris G. Trost	Senior Actuary
P. Andrew Ware	VP-Actuary

Mark S. Bishop	Regional VP-Field Supervision
Somayajulu Durvasula	Regional VP-Field Supervision
Mark J. Gmach	Regional VP-Field Supervision
Laila V. Hick	VP-Agency Development
Timothy Nelson	Regional VP
Daniel J. O’Meara	VP-Agency Development
Paul J. Steffen	VP-Agency Development

Anne A. Frigo	Director-Insurance Product Compliance
Ricky J. Frank	Director-Systems
Robert J. Johnson	Director-Compliance
Gregory S. Leslie	Director-Variable Product Compliance
James M. Makowski	Director-Compliance

Kevin J. Abitz	Director-Corporate Reporting
Jason T. Anderson	Asst. Director-Tax
Barbara E. Courtney	Director-Mutual Fund Accounting
Walter M. Givler	VP-Accounting Policy
Michelle A. Hinze	Director-Accounting Operations
Todd C. Kuzminski	Director-Investment Accounting
K. David Nunley	VP-Tax
David E. Willert	Director-Federal Tax

Employee	Title
Rick T. Zehner	VP-Research & Special Projects

Mark McNulty	Director-Field Distribution Policies & Administration
Daniel A. Riedl	VP-Field Distribution Policies & Administration
Jeffrey P. Schloemer	Director-Field Supervision

Cynthia A. Criss	Director-Field Recruitment
David A. Eurich	Director-Field Training
Sarah L. N. Koenig	Director-Horizontal Growth
Arleen J. Llewellyn	Director-FR Engagement & Succession
Michael E. Pritzl	VP-Leadership Development

Lisa A. Cadotte	Director-Field System Financial Management
Robyn S. Cornelius	Director-Distribution Planning
Michael R. Fasciotti	Director-Field Real Estate
Virginia E. Riesing	Director-Field Financial Consulting
Richard P. Snyder	Director-Field Compensation

Brenda J. Antkowski	Director-Network Office Operations
Meg E. Jansky	VP-Field Services & Support
Kevin J. Konopa	Director-Client Management
Joanne M. Migliaccio	Director-Field Services & Support
David J. Writz	Director-Field Technology

Karen A. Molloy	VP-Treasurer

Pency P. Byhardt	Vice President Annuity Operations
Don P. Gehrke	Director-Retail Investment Operations
Dennis P. Goyette	Director-Annuity Customer Service
Linda A. Schaefer	Director-Document Shared Services
Lori A. Torner	Director-Retail Investment Operations

R. David Ells	VP-Investment Strategy

Karla J. Adams	Director-Investment Risk Management
James A. Brewer	Director-Investment Planning
David A. Escamilla	Director-Investment Information
Donald Forecki	Director-Investment Operations, Asst. Secretary
Michael S. Treptow	Director-Investment Performance Management

Mark J. Backe	VP-Insurance & Operations Counsel
Joanne M. Breese-Jaeck	Asst. General Counsel & Asst. Secretary
Christopher W. Brownell	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
Thomas B. Christenson	Asst. General Counsel & Asst. Secretary
Michael J. Conmey	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel
James R. Eben	Asst. General Counsel & Asst. Secretary
Bradley L. Eull	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Chris K. Gawart	Asst. General Counsel & Asst. Secretary
Matthew D. Heinke	Asst. General Counsel & Asst. Secretary
James A. Koelbl	Asst. General Counsel & Asst. Secretary

Employee	Title
Steven J. LaFore	Asst. General Counsel & Asst. Secretary
Lisa A. Leister	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
Lisa A. Parrington	Asst. General Counsel & Asst. Secretary
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Monica Riederer	Asst. General Counsel & Asst. Secretary
Kathleen H. Schluter	VP & Tax Counsel
Rodd Schneider	VP & Litigation and Distribution Counsel
Paul W. Scott	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Assoc. General Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
John W. Warren	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary

Gregory A. Jaeck	Director-Annuity & Income Markets
Jason R. Handal	VP-Advanced Markets
Todd L. Laszewski	Director-Life Product Development
William Brian Henning	Director-Competitive Intelligence
Jane Ann Schiltz	Director-LP Planning & Project Support

Thomas R. Anderson	Director-Integrated Planning
Rebekah B. Barsch	VP-Market Strategy & Training
Kenneth P. Elbert	Director-Advanced Planning
Daniel R. Finn	Director-Advanced Planning
Stephen J. Frankl	Regional Sales Director-East
William F. Grady, IV	Director-Advanced Planning
Patrick J. Horning	Director-Advanced Planning
Amy Kiiskila	Director-Advanced Planning
Shawn P. Mauser	Regional Sales Director-South
John E. Muth	Director-Advanced Planning
Jeff Niehaus	Director-Business Retirement Markets
John K. O’Meara	Director-Advanced Planning
Brent A. Ritchey	Director-Advanced Planning
David G. Stoeffel	Vice President
William H. Taylor	VP-Financial Planning & Sales Support
Janine L. Wagner	Planning & Product Insurance Consultation
Stephanie Wilcox	Planning & Sales Admin/Integration
Brian D. Wilson	Regional Sales Director-Central
John K. Wilson	Regional Sales Director-West
Stanford A. Wynn	Director-Advanced Planning

Carrie L. Bleck	Director-Policyowner Services
Travis T. Piotrowski	VP-Policyowner Services
Sandra K. Scott	Director-Life Benefits
Carol A. Stilwell	Director-Policyowner Services
Natalie J. Versnik	Director-Policyowner Services
Michael D. Zelinski	Director-Policyowner Services

Gerald E. Fradin	VP-WMC Investment Management
David B. Kennedy	VP-WMC Administration
Mark J. McLennon	VP-Investment Advisory Services

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of April 1, 2014 are set forth on the following pages. In addition to these subsidiaries, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A
2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2014)
Legal Entity Name	Domestic Jurisdiction	Owner %
Operating Subsidiaries
Northwestern Mutual Capital, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Limited(2)	United Kingdom	100.00
Mason Street Advisors, LLC(2)	Delaware	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	100.00
Northwestern Mutual Real Estate Investments, LLC(2)	Delaware	100.00
Northwestern Mutual Wealth Management Company(2)	United States	100.00
Frank Russell Company(3)	Washington	92.58

All Other Subsidiaries
100 East Wisconsin Avenue Joint Venture(2)	Wisconsin	100.00
31 Ogden, LLC(2)	Delaware	100.00
3412 Exchange, LLC(2)	Delaware	100.00
AFE Brentwood Park, LLC(2)	Delaware	100.00
Amber, LLC(2)	Delaware	100.00
Arbor Lake Village Apartments Limited Liability Company(2)	Delaware	100.00
Baraboo, Inc.(2)	Delaware	100.00
Bayridge, LLC(2)	Delaware	100.00
Bishop Square, LLC(2)	Delaware	100.00
Bradford, Inc.(2)	Delaware	100.00
Brendan International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Burgundy, LLC(2)	Delaware	100.00
C – Land Fund, LLC(2)	Delaware	100.00
Chateau, LLC(2)	Delaware	100.00
Coral, Inc.(2)	Delaware	100.00
Cortona Holdings, LLC(2)	Delaware	100.00
Crosland Denver Highway 16, LLC(2)	North Carolina	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2014)
Crosland Greens, LLC(2)	North Carolina	100.00
Fairfield West Deer Park LLC(2)	Delaware	100.00
Hazel, Inc.(2)	Delaware	100.00
Higgins, Inc.(2)	Delaware	100.00
Hobby, Inc.(2)	Delaware	100.00
Hollenberg 1, Inc.(2)	Delaware	100.00
Jacksonville Concourse II, LLC(2)	Delaware	100.00
Jacksonville Concourse III, LLC(2)	Delaware	100.00
Jacksonville Concourse, LLC(2)	Delaware	100.00
Juleen, LLC(2)	Delaware	100.00
Justin International FSC, Inc.(2)	U.S. Virgin Islands	100.00
Klode, Inc.(2)	Delaware	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Logan, Inc.(2)	Delaware	100.00
Maroon, Inc.(2)	Delaware	100.00
Mason & Marshall, Inc.(2)	Delaware	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	100.00
Mitchell, Inc.(2)	Delaware	100.00
Model Portfolios, LLC(2)	Delaware	100.00
N.M. Albuquerque, Inc.(2)	New Mexico	100.00
Nicolet, Inc.(2)	Delaware	100.00
NM BSA, LLC(2)	Delaware	100.00
NM Cancer Center GP, LLC(2)	Delaware	100.00
NM DFW Lewisville, LLC(2)	Delaware	100.00
NM F/X, LLC(2)	Delaware	100.00
NM GP Holdings, LLC(2)	Delaware	100.00
NM Harrisburg, Inc.(2)	Pennsylvania	100.00
NM Imperial, LLC(2)	Delaware	100.00
NM Investment Holdings, Inc.(2)	Delaware	100.00
NM Lion, LLC(2)	Delaware	100.00
NM Majestic Holdings, LLC(2)	Delaware	100.00
NM Pebble Valley LLC(2)	Delaware	100.00
NM RE Funds, LLC(2)	Delaware	100.00
NM Regal, LLC(2)	Delaware	100.00
NM Twin Creeks GP, LLC(2)	Delaware	100.00
NML Clubs Associated, Inc.(2)	Wisconsin	100.00
NML Development Corporation(2)	Delaware	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	100.00
NML Securities Holdings, LLC(2)	Wisconsin	100.00
NMRM Holdings, LLC(2)	Delaware	100.00
North Charlotte Avenue Holdings, LLC(2)	Tennessee	100.00
North Van Buren, Inc.(2)	Delaware	100.00
Northwestern Ellis Company(2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2014)
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc.(4)	Maryland	100.00
NorthWoods Phase I, LLC	Delaware	100.00
NW Pipeline, Inc.(2)	Texas	100.00
Olive, Inc.(2)	Delaware	100.00
Osprey Links Golf Course, LLC(2)	Delaware	100.00
Osprey Links, LLC(2)	Delaware	100.00
Park Ridge Corporate Center, LLC(2)	Delaware	100.00
Piedmont Center, 1-4 LLC(2)	Delaware	100.00
Piedmont Center, 15 LLC(2)	Delaware	100.00
Plantation Oaks MHC-NM, LLC(2)	Delaware	100.00
RE Corp.(2)	Delaware	100.00
Regina International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Russet, Inc.(2)	Delaware	100.00
Scotty, LLC(2)	Delaware	100.00
Solar Resources, Inc.(2)	Wisconsin	100.00
Stadium and Arena Management, Inc.(2)	Delaware	100.00
Tupelo, Inc.(2)	Delaware	100.00
Two Con Holdings, LLC(2)	Delaware	100.00
Two Con SPE, LLC(2)	Delaware	100.00
Two Con, LLC(2)	Delaware	100.00
Ventura Lakes MHC-NM, LLC	Delaware	100.00
Walden OC, LLC(2)	Delaware	100.00
Warren Corporate Center, LLC(2)	Delaware	100.00
West Huron Joint Venture(2)	Washington	100.00
White Oaks, Inc.(2)	Delaware	100.00
Windwood Drive Ann Arbor, LLC(2)	Delaware	100.00

(1)

Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2013, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company, which includes registered investment advisers and registered investment companies.

(2)	Subsidiary included in the consolidated financial statements.
(3)	Subsidiary files separate financial statements. The Subsidiary is held by Northwestern Mutual through NM Investment Holdings, LLC.
(4)

Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 27. Number of Contract Owners

As of March 31, 2014, 430 variable annuity contracts issued in connection with NML Variable Annuity Account C were outstanding. 62 such contracts were issued as contracts for plans qualifying for special treatment under various provisions of the Internal Revenue Code. 368 such contracts were not so issued.

Item 28. Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 29. Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the Northwestern Mutual Variable Life Account (811-3989) and the Northwestern Mutual Variable Life Account II (811-21933).

(b) As of April 1, 2014, the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer
Pency P. Byhardt	Vice President, Annuity Operations
Michael G. Carter	Director
Michael J. Conmey	Assistant Secretary
Linda C. Donahue	NMIS Anti-Money Laundering (AML) Officer
Bradley L. Eull	Secretary, NMIS
Christina H. Fiasca	Director, President and Chief Executive Officer
Don P. Gehrke	Director, Retail Investment Operations
Timothy J. Gerend	Vice President, Agencies
Mark J. Gmach	Regional Vice President, Field Supervision
John M. Grogan	Director, Senior Vice President, Planning and Sales
Thomas C. Guay	Vice President, Field Rewards
Andrew E. Iggens	Assistant Treasurer
Jennifer W. Murphy	Director, NMIS Home Office Supervision/Administration
K. David Nunley	Assistant Treasurer
Jennifer O’Leary	Treasurer and Financial and Operations Principal
Gregory C. Oberland	Director
Travis T. Piotrowski	Vice President, Policyowner Services
Daniel A. Riedl	Vice President, Chief Operating Officer
Bethany M. Rodenhuis	Senior Vice President, Agencies Strategy and Services
Calvin R. Schmidt	Director, Senior Vice President, Integrated Operations
Sarah R. Schneider	Vice President, New Business
Todd M. Schoon	Director, Executive Vice President, Agencies
Sarah E. Schott	Vice President, Compliance/Best Practices
David W. Simbro	Senior Vice President, Life and Annuity Product
Todd W. Smasal	Director, Human Resources
David G. Stoeffel	Vice President, Planning and Sales
Jeffrey B. Williams	Vice President, NMIS Compliance, and Chief Compliance Officer

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $48,348 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 30. Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 31. Management Services

There are no contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 32. Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request at the address or phone number listed in the prospectus.

(d) Reference is made to the indemnification provisions disclosed in response to Item 28. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the registered securities, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(e) The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the contracts.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, NML Variable Annuity Account C, certifies that it meets all of the requirements for effectiveness of this Amended Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 28th day of April, 2014.

NML VARIABLE ANNUITY ACCOUNT C
(Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY
(Depositor)

Attest:	/s/ RAYMOND J. MANISTA		By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,			John E. Schlifske,
	General Counsel and Secretary			President and Chief Executive Officer

As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 28th day of April, 2014.
THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY
(Depositor)

Attest:	/s/ RAYMOND J. MANISTA		By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,			John E. Schlifske,
	General Counsel and Secretary			President and Chief Executive Officer

As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Chairman, Trustee and
/s/ JOHN E. SCHLIFSKE	Chief Executive Officer;
John E. Schlifske	Principal Executive Officer

/s/ MICHAEL G. CARTER	Chief Financial Officer and
Michael G. Carter	Principal Financial Officer

/s/ JOHN C. KELLY	Vice President and Controller;
John C. Kelly	Principal Accounting Officer

/s/ John N. Balboni*	Trustee
John N. Balboni

/s/ David J. Drury*	Trustee
David J. Drury

/s/ Connie K. Duckworth*	Trustee
Connie K. Duckworth

/s/ James P. Hackett*	Trustee
James P. Hackett

/s/ P. Russell Hardin*	Trustee
P. Russell Hardin

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ Margery Kraus*	Trustee
Margery Kraus

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

/s/ John E. Schlifske*	Trustee
John E. Schlifske

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ Timothy W. Sullivan*	Trustee
Timothy W. Sullivan

/s/ S. Scott Voynich*	Trustee
S. Scott Voynich

/s/ Ralph A. Weber*	Trustee
Ralph A. Weber

/s/ Barry L. Williams*	Trustee
Barry L. Williams

/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson

/s/ Edward J. Zore*	Trustee
Edward J. Zore

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact,
pursuant to the Power of Attorney filed on October 1, 2013.

Each of the signatures is affixed as of April 28, 2014.

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-4

POST-EFFECTIVE AMENDMENT NO. 41 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NML VARIABLE ANNUITY ACCOUNT C

Exhibit	Description
(b)(9)	Opinion and Consent of Raymond J. Manista, Esq. dated April 28, 2014	Filed herewith
(b)(10)	Consent of PricewaterhouseCoopers LLP dated April 28, 2014	Filed herewith